Filed with the Securities and Exchange Commission on April 22, 2013

Securities Act of 1933 File No. 33-76566

Investment Company Act of 1940 File No. 811-8416

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 35

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ☒

Amendment No. 36

(Check appropriate box or boxes.)

TOUCHSTONE VARIABLE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

(Address of Principal Executive Offices) Zip Code

Registrant’s Telephone Number, including Area Code (513) 878-4066

Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202

(Name and Address of Agent for Service)

With Copies to:

John M. Ford, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective

(check appropriate box)

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485. If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 30, 2013

Prospectus

Touchstone Variable Series Trust

Touchstone Baron Small Cap Growth Fund

Touchstone Mid Cap Growth Fund

Touchstone Third Avenue Value Fund

Touchstone Large Cap Core Equity Fund

Touchstone High Yield Fund

Touchstone Core Bond Fund

Touchstone Money Market Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Touchstone Aggressive ETF Fund

Touchstone Enhanced ETF Fund

Shares of each Fund described in this prospectus can be purchased by insurance company separate accounts. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. This prospectus should be read along with the prospectus for the variable annuity contract or variable life policy. That prospectus also contains information about the contract, your investment options, the sub-accounts and expenses related to purchasing a variable annuity contract or variable life policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Touchstone Baron Small Cap Growth Fund Summary

The Fund's Investment Goal

The Touchstone Baron Small Cap Growth Fund (the "Fund") seeks long-term capital appreciation.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%
Other Expenses	0.41%
Shareholder Service Fees	0.23%
Total Other Expenses	0.64%
Total Annual Fund Operating Expenses	1.69%
Fee Waiver and/or Expense Reimbursement[1]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%

1  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.55%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$158
3 Years	$519
5 Years	$905
10 Years	$1,986

2

Touchstone Baron Small Cap Growth Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

The Fund's Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of assets in common stocks of small-sized growth companies. This is a non-fundamental investment policy that the Fund can change upon 60 days prior notice to shareholders. A small-sized growth company is defined as a company having a market capitalization of under $2.5 billion at the time of purchase. The Fund's sub-advisor, BAMCO, Inc. ("BAMCO" or "Sub-Advisor"), seeks securities that it believes have (1) favorable price to value characteristics, are well managed, have significant long term growth prospects, and have significant barriers to competition; and (2) the potential to increase in value at least 100% over the next four or five years. Securities are selected for their capital appreciation potential and investment income is not a consideration in BAMCO's stock selection process. The Fund may also focus on specific sectors.

Subject to the Fund's 80% investment policy, the Fund will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in BAMCO's opinion, the company is still an attractive investment. BAMCO will sell securities if it believes they no longer offer the potential for 100% return over the next four or five years or if it uncovers inaccuracies in its stock selection process. BAMCO will also sell securities to make changes to the Fund's portfolio structure, concentration or capitalization. BAMCO will not sell positions solely because their market values have increased.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

•  Small Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the

3

Touchstone Baron Small Cap Growth Fund Summary (Continued)

Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Sector Focus Risk: The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Baron Small Cap Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 2000 Growth Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Baron Small Cap Growth Fund Performance as of December 31

Best Quarter: 2nd Quarter 2009	+20.00%
Worst Quarter: 4th Quarter 2008	-23.24%

The year-to-date return for the Fund as of March 31, 2013 is 14.15%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Baron Small Cap Growth Fund Return	19.17%	6.60%	11.88%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	14.59%	3.49%	9.80%

4

Touchstone Baron Small Cap Growth Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
BAMCO, Inc.	Ronald Baron	Managing the Fund since 2000	Founder, Chief Investment Officer, Chairman, and Chief Executive Officer

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

5

Touchstone Mid Cap Growth Fund Summary

The Fund's Investment Goals

The Touchstone Mid Cap Growth Fund (the "Fund") seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.41%
Shareholder Service Fees	0.15%
Total Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.31%
Fee Waiver and/or Expense Reimbursement[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.26%

1  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.26%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$128
3 Years	$410
5 Years	$713
10 Years	$1,575

6

Touchstone Mid Cap Growth Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.

The Fund's Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of mid-cap U.S. companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days prior notice to shareholders. A mid-cap company has a market capitalization within the range of market capitalizations represented in the Russell Midcap Index (between $265 million and $30.5 billion as of March 31, 2013) at the time of purchase. The size of the companies in the Russell Midcap Index will change with market conditions.

The Fund invests primarily in stocks of domestic growth companies that the Fund's sub-advisor, Westfield Capital Management Company, L.P. ("Westfield" or "Sub-Advisor"), believes have a demonstrated record of achievement with excellent prospects for earnings growth over a 1 to 3 year period. In choosing securities, Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential. The Fund will invest in companies that Westfield believes have shown above-average and consistent long-term growth in earnings. Westfield evaluates companies by using fundamental analysis of the company's financial statements, interviews with management, analysis of the company's operations and product development, and consideration of the company's industry category.

Westfield generally will sell a security if one or more of the following occurs:

(1)  the predetermined price target objective is exceeded;

(2)  there is an alteration to the original investment case;

(3)  valuation relative to the stock's peer group is no longer attractive; or

(4)  better risk/reward opportunities may be found in other stocks.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

•  Mid Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

7

Touchstone Mid Cap Growth Fund Summary (Continued)

Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Mid Cap Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the Russell Mid Cap Growth Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Mid Cap Growth Fund Performance as of December 31

Best Quarter: 2nd Quarter 2003	+22.30%
Worst Quarter: 4th Quarter 2008	-26.70%

The year-to-date return for the Fund as of March 31, 2013 is 11.20%.

For information on the prior history of the Fund, please see the section titled "The Trust and the Funds" in the Fund's SAI.

8

Touchstone Mid Cap Growth Fund Summary (Continued)

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Mid Cap Growth Fund Return	19.93%	1.63%	10.61%
Russell Mid Cap Growth Index (reflects no deductions for fees, expenses or taxes)	15.81%	3.23%	10.32%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Westfield Capital Management Company, L.P.	William A. Muggia	Managing the Fund since 1999	President, Chief Executive Officer, and Chief Investment Officer and Partner

Investment decisions for the Fund are made by the Westfield Investment Committee (the "Committee"). William A. Muggia is the portfolio manager primarily responsible for the day-to-day management of the Fund. He is assisted by an investment committee, which is composed of Westfield's security analysts, an economist, and a portfolio strategist.

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

9

Touchstone Third Avenue Value Fund Summary

The Fund's Investment Goal

The Touchstone Third Avenue Value Fund (the "Fund") seeks long-term capital appreciation.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	0.36%
Shareholder Service Fees	0.23%
Total Other Expenses	0.59%
Acquired Fund Fees and Expenses (AFFE)	0.02%
Total Annual Fund Operating Expenses[1]	1.41%
Fee Waiver and/or Expense Reimbursement[2]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%

1  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.17%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$121
3 Years	$425
5 Years	$750
10 Years	$1,672

10

Touchstone Third Avenue Value Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund seeks to achieve its investment goal mainly by acquiring common stocks of well-financed companies at a discount to what the Fund's sub-advisor, Third Avenue Management LLC ("TAM" or "Sub-Advisor"), believes is their intrinsic value. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. TAM considers a well-financed company to be a company that it believes has high quality assets and a conservative level of liabilities. The Fund invests in companies regardless of market capitalization. It also invests in both domestic and foreign securities, including depositary receipts. The Fund may invest up to 50% of its total assets in securities of foreign companies and up to 25% of its total assets in companies located in emerging markets. The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

•  Large-Cap Risk: Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

11

Touchstone Third Avenue Value Fund Summary (Continued)

•  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

•  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Third Avenue Value Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 3000 Value Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all

12

Touchstone Third Avenue Value Fund Summary (Continued)

periods. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Third Avenue Value Fund Performance as of December 31

Best Quarter: 2nd Quarter 2009	+19.46%
Worst Quarter: 4th Quarter 2008	-29.44%

The year-to-date return for the Fund as of March 31, 2013 is 6.08%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Third Avenue Value Fund Return	20.71%	-0.14%	8.88%
Russell 3000 Value Index (reflects no deductions for fees, expenses or taxes)	17.55%	0.83%	7.54%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Third Avenue Management LLC	Michael Lehmann	Managing the Fund since 2012	Lead Portfolio Manager
	Ian Lapey	Managing the Fund since 2004	Portfolio Manager
	Yang Lie	Managing the Fund since 2013	Portfolio Manager
	Vic Cunningham	Managing the Fund	Portfolio Manager since 2013

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

13

Touchstone Third Avenue Value Fund Summary (Continued)

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

14

Touchstone Large Cap Core Equity Fund Summary

The Fund's Investment Goal

The Touchstone Large Cap Core Equity Fund (the "Fund") seeks long-term capital appreciation as its primary goal and income as its secondary goal.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.32%
Shareholder Service Fees	0.19%
Total Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver and/or Expense Reimbursement[1]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

1  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.00%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$102
3 Years	$353
5 Years	$623
10 Years	$1,395

15

Touchstone Large Cap Core Equity Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests at least 80% of its total assets in common stocks of large-cap companies. This is a non-fundamental investment policy that the Fund can change upon 60 days prior notice to shareholders. A large-cap company has a market capitalization found within the Russell 1000 Index (between $306 million and $419 billion as of February 28, 2013) at the time of purchase. The size of the companies in the Russell 1000 Index will change with market conditions. The Fund's portfolio will generally consist of 40 to 60 stocks. The Fund may focus its investments on certain sectors.

The Fund's sub-advisor, Todd Asset Management, LLC ("Todd" or "Sub-Advisor"), selects stocks that it believes are attractively valued with active catalysts in place. Todd uses a database of 4,000 stocks from which to choose the companies that will be selected for the Fund's portfolio. The following process is followed to assist Todd in its selections:

•  The 4,000 stocks are reduced to 1,000 by screening for the stocks in the Russell 1000 Index.

•  The 1,000 stocks are reduced by screening for the largest market capitalizations (over $10 billion).

•  A model is applied to select stocks that Todd believes are priced at a discount to their true value.

•  Todd then searches for those companies that Todd believes has unrecognized earnings potential versus their competitors.

Restructuring announcements, changes in regulations, and spot news can be indicators of improved earnings potential.

Todd considers stocks for sale if they are overpriced, or if a significant industry or company development forces a re-evaluation of expected earnings. Stocks will be sold if the relative price to intrinsic value reaches 50% or more above the Russell 1000, if a structural event permanently lowers the company's expected earnings, or if the integrity of accounting is in doubt. The portfolio is rebalanced periodically due to changes in the Russell 1000 Index or the Fund's other portfolio securities.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, which could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

16

Touchstone Large Cap Core Equity Fund Summary (Continued)

•  Large-Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Style Risk: The Fund's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes are the most mispriced. As a result, poor performance or adverse economic events affecting one or more of these over-weighted industry/sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments. In addition, the Fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Model Risk: The Fund can lose money if the stock selection model does not accurately identify stocks that are priced at a discount to their intrinsic value.

Sector Focus Risk: The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Large Cap Core Equity Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 1000® Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

17

Touchstone Large Cap Core Equity Fund Summary (Continued)

Touchstone Large Cap Core Equity Fund Performance as of December 31

Best Quarter: 2nd Quarter 2003	+18.27%
Worst Quarter: 4th Quarter 2008	-22.65%

The year-to-date return for the Fund as of March 31, 2013 is 9.81%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Large Cap Core Equity Fund Return	12.07%	0.81%	6.44%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes)	16.42%	1.92%	7.52%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Todd Asset Management, LLC	John J. White, CFA	Managing the Fund since 2002	Portfolio Manager
	Curtiss M. Scott, Jr., CFA	Managing the Fund since 1999	President and CEO

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

18

Touchstone High Yield Fund Summary

The Fund's Investment Goals

The Touchstone High Yield Fund (the "Fund") seeks to achieve a high level of current income as its primary goal. Capital appreciation is a secondary consideration.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.40%
Shareholder Service Fees	0.20%
Total Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver and/or Expense Reimbursement[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%

1  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.05%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$107
3 Years	$345
5 Years	$601
10 Years	$1,336

19

Touchstone High Yield Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests at least 80% of assets, under normal circumstances, in non-investment-grade debt securities. This is a non-fundamental investment policy that the Fund can change upon 60 days prior notice to shareholders. The Fund generally invests in non-investment-grade debt securities of domestic corporations. Non-investment-grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to have an average maturity of 6 to 10 years, but it may vary from 4 to 12 years.

In selecting securities for the Fund, the Fund's sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington" or "Sub-Advisor"), analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that it believes exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, Fort Washington implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The next step is to apply a rigorous credit selection process in order to identify securities that Fort Washington believes offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Credit Risk: The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer's securities to decline in value.

Interest Rate Risk: As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed-income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

20

Touchstone High Yield Fund Summary (Continued)

Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as "junk bonds" and are considered speculative with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment-grade debt securities can also be more difficult to sell for good value.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone High Yield Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the BofA Merrill Lynch High Yield Cash Pay Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone High Yield Fund Performance as of December 31

Best Quarter: 2nd Quarter 2009	+22.20%
Worst Quarter: 4th Quarter 2008	-18.46%

The year-to-date return for the Fund as of March 31, 2013 is 2.50%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	10 Years
High Yield Fund Return	13.45%	8.55%	8.79%
BofA Merrill Lynch High Yield Cash Pay Index (reflects no deductions for fees, expenses or taxes)	15.44%	9.90%	10.23%

21

Touchstone High Yield Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Fort Washington Investment Advisors, Inc.	Brendan M. White, CFA	Managing the Fund since 1999	Managing Director and Senior Portfolio Manager
	Timothy Jossart, CFA	Managing the Fund since 2011	AVP, Assistant Portfolio Manager and Senior Credit Research Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

22

Touchstone Core Bond Fund Summary

The Fund's Investment Goals

The Touchstone Core Bond Fund (the "Fund") seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.36%
Shareholder Service Fees	0.09%
Total Other Expenses	0.45%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses[1,2]	1.01%

1  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.00%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$103
3 Years	$322
5 Years	$558
10 Years	$1,236

23

Touchstone Core Bond Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 404% of the average value of its portfolio.

The Fund's Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities, and corporate debt securities. This is a non-fundamental investment policy that the Fund can change upon 60 days prior notice to shareholders. The Fund expects to have an average effective maturity between 5 and 15 years. The Fund primarily invests in investment-grade debt securities, but may invest up to 20% of its total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Non-investment-grade debt securities are often referred to as "junk bonds" and are considered speculative.

In deciding what securities to buy and sell for the Fund, the Fund's sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington" or "Sub-Advisor"), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio. Fort Washington follows a disciplined sector allocation process in order to build a broadly diversified portfolio of bonds.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets or provided through credit enhancements by a third-party. Even with a credit enhancement by a third-party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective durations.

Credit Risk: The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer's securities to decline in value.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.

24

Touchstone Core Bond Fund Summary (Continued)

Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below investment-grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as "junk bonds" and are considered speculative with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment-grade debt securities can also be more difficult to sell for good value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

25

Touchstone Core Bond Fund Summary (Continued)

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Core Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the Barclays U.S. Aggregate Bond Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Core Bond Fund Performance as of December 31

Best Quarter: 3rd Quarter 2009	+6.34%
Worst Quarter: 3rd Quarter 2008	-2.35%

The year-to-date return for the Fund as of March 31, 2013 is -0.09%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Core Bond Fund Return	5.28%	6.42%	5.00%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	4.21%	5.95%	5.18%

26

Touchstone Core Bond Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Fort Washington Investment Advisors, Inc.	Timothy J. Policinski, CFA	Managing the Fund since 2001	Managing Director and Senior Portfolio Manager
	Daniel J. Carter, CFA	Managing the Fund since 2001	Assistant Vice President and Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

27

Touchstone Money Market Fund Summary

The Fund's Investment Goal

The Touchstone Money Market Fund (the "Fund") seeks high current income, consistent with liquidity and stability of principal. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Other Expenses	0.30%
Shareholder Service Fees	0.25%
Total Other Expenses	0.55%
Total Annual Fund Operating Expenses[1,2]	0.73%

1  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.75%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

2  The Total Annual Fund Operating Expenses does not correlate to the ratio of net expenses to average net assets shown in the annual report due to a voluntary fee waiver. During the last fiscal year, Touchstone Advisors waived fees or reimbursed certain Fund expenses. Due to the voluntary fee waivers, the Fund's actual ratio of net expenses to average net assets was 0.37%.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$75
3 Years	$233
5 Years	$406
10 Years	$906

28

Touchstone Money Market Fund Summary (Continued)

The Fund's Principal Investment Strategies

The Fund invests in U.S. government securities and high quality money market instruments rated in one of the top two short-term rating categories or of comparable quality as determined by the Fund's sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington" or "Sub-Advisor"). This is a non-fundamental policy that can be changed by the Fund upon 60 days prior notice to shareholders. The Fund's investments may include:

•  Bank obligations, including certificates of deposit, bankers' acceptances and time deposits

•  U.S. government securities issued directly by the U.S. Treasury or by agencies of the U.S. government

•  Short-term corporate debt securities

•  Short-term municipal securities

•  Variable and floating rate securities

•  Repurchase agreements

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, and it purchases only U.S. dollar-denominated securities with maturities of 397 days or less.

The Fund will hold at least 10% of its total assets in "Daily Liquid Assets" and at least 30% of its total assets in "Weekly Liquid Assets." "Daily Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days. The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help it maintain a constant share price of $1.00 per share.

The Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the U.S. Treasury, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

Credit Risk: The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer's securities to decline in value.

Interest Rate Risk: The yield of the Fund will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interests rate increase and will decrease when interest rates decrease.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to

29

Touchstone Money Market Fund Summary (Continued)

other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Market Risk: Adverse developments affecting banks could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

As with any money market mutual fund, there is no guarantee that the Fund will achieve its investment goal or maintain a constant share price of $1.00 per share.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Money Market Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for 1 year, 5 years, and 10 years. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Money Market Fund as of December 31

Best Quarter: 3rd Quarter 2007	+1.31%
Worst Quarter: 2nd Quarter 2010	0.00%

The year-to-date return for the Fund as of March 31, 2013 is 0.00%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Touchstone Money Market Fund Return	0.01%	0.81%	1.95%

30

Touchstone Money Market Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Fort Washington Investment Advisors, Inc.	John J. Goetz, CFA	Managing Fund since 2001	Vice President and Senior Portfolio Manager
	Jay M. Devine	Managing Fund since 2001	Senior Portfolio Manager
	Richard A. Ellensohn	Managing Fund since 2012	Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

31

Touchstone Conservative ETF Fund Summary

The Fund's Investment Goal

The Touchstone Conservative ETF Fund (the "Fund") seeks total return.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.36%
Shareholder Service Fees	0.25%
Total Other Expenses	0.61%
Acquired Fund Fees and Expenses (AFFE)	0.20%
Total Annual Fund Operating Expenses[1]	1.21%
Fee Waiver and/or Expense Reimbursement[2]	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%

1  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.75%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97
3 Years	$358
5 Years	$640
10 Years	$1,443

32

Touchstone Conservative ETF Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests primarily in a group of funds of the iShares® Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs. As employed by the Fund, this methodology typically results in an allocation of about 65% of assets in bonds and 35% in stocks. In selecting a diversified portfolio of underlying funds, the Fund's sub-advisor, Todd Asset Management, LLC ("Todd" or "Sub-Advisor"), analyzes many factors, including the underlying fund's investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

The Fund currently plans to invest in the following funds at the percentages indicated:

iShares® Trust: iShares Core Total US Bond Market ETF	50%
iShares® Trust: iShares Barclays 1-3 Treasury Bond Fund	15%
iShares® Trust: iShares MSCI EAFE Index Fund	4%
iShares® Trust: iShares S&P MidCap 400 Value Index Fund	2%
iShares® Trust: iShares S&P MidCap 400 Growth Index Fund	2%
iShares® Trust: iShares S&P SmallCap 600 Value Index Fund	2%
iShares® Trust: iShares S&P SmallCap 600 Growth Index Fund	1%
iShares® Trust: iShares S&P 500 Value Index Fund	8%
iShares® Trust: iShares S&P 500 Growth Index Fund	12%
iShares® Trust: iShares Core S&P 500 ETF	4%

As a result of market gains or losses, the percentage of the Fund's assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. Todd expects to rebalance the Fund's assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At that time, Todd may review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, Todd will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the

33

Touchstone Conservative ETF Fund Summary (Continued)

attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies, or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in exchange-traded funds ("ETFs") it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The more the Fund allocates to equity funds, the greater the expected risk. To the extent that the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. The Fund's ability to achieve its investment goal depends upon the sub-advisor's skill in selecting the best mix of underlying funds. There is the risk that the sub-advisor's evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions and its asset allocation models do not successfully anticipate market trends.

The underlying funds are expected to be subject to the following principal risks:

Asset Class Risk: The returns from the types of securities in which an underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk: During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause an underlying fund's average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.

Concentration Risk: To the extent that an underlying fund's investments are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry or asset class.

Credit Risk: An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value.

Derivatives Risk: An underlying fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to an underlying fund.

Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the underlying fund's shares.

•  Mid-Cap Risk: An underlying fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

34

Touchstone Conservative ETF Fund Summary (Continued)

•  Small-Cap Risk: An underlying fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the underlying fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Growth Securities Risk: Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.

Income Risk: An underlying fund's income may decline when interest rates fall.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the underlying fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Issuer Risk: An underlying fund's performance depends on the performance of individual securities in which the underlying fund has exposure.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund's returns because an underlying fund may be unable to transact at advantageous times or prices.

Management Risk: As the underlying funds do not fully replicate the underlying index, they are subject to the risk that the portfolio manager's investment strategy may not produce the intended results.

Market Risk: An underlying fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: An underlying fund faces numerous market trading risks, including the potential lack of an active market for the underlying fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Any of these factors, among others, may lead to the underlying fund's shares trading at a premium or discount to NAV.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest

35

Touchstone Conservative ETF Fund Summary (Continued)

rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the underlying fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the underlying fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the underlying fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk: Certain of the underlying funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of underlying fund shares than would occur in an underlying diversified fund.

Passive Investment Risk: The underlying funds are not actively managed and the portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund.

Rating Agency Risk: Ratings represent a nationally recognized statistical rating organization's ("NRSRO") opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Sector Focus Risk: An underlying fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on that underlying fund than an underlying fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Securities Lending Risk: An underlying fund may engage in securities lending. Securities lending involves the risk that an underlying fund may lose money because the borrower of the underlying fund's securities fails to return the securities in a timely manner or at all. An underlying fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the underlying fund.

Tracking Error Risk: The performance of an underlying fund may diverge from that of the underlying index. Because an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, time of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its U.S. Treasury obligations to decline.

36

Touchstone Conservative ETF Fund Summary (Continued)

Valuation Risk: The sale price an underlying fund could receive for a security may differ from the underlying fund's valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund's portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund's shares.

Value Securities Risk: Securities issued by companies that may be perceived to be as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Conservative ETF Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception compare with the Barclays U.S. Aggregate Bond Index and a blended index comprised of 35% of the S&P Composite 1500 Index and 65% of the Barclays U.S. Aggregate Bond Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Conservative ETF Fund as of December 31

Best Quarter: 3rd Quarter 2009	+7.91%
Worst Quarter: 1st Quarter 2009	-4.33%

The year-to-date return for the Fund as of March 31, 2013 is 3.13%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	Since Inception (7-16-04)
Conservative ETF Fund Return	6.74%	3.98%	5.00%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	4.21%	5.95%	5.54%
Blend – 35% S&P Composite 1500 & 65% Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	8.41%	5.02%	5.72%

37

Touchstone Conservative ETF Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Todd Asset Management, LLC	John J. White, CFA	Managing the Fund since 2004	Portfolio Manager
	Curtiss M. Scott, Jr., CFA	Managing the Fund since 2005	President and CEO

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

38

Touchstone Moderate ETF Fund Summary

The Fund's Investment Goal

The Touchstone Moderate ETF Fund (the "Fund") seeks total return by investing primarily for capital appreciation and secondarily for income.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.29%
Shareholder Service Fees	0.23%
Total Other Expenses	0.52%
Acquired Fund Fees and Expenses (AFFE)	0.21%
Total Annual Fund Operating Expenses[1]	1.13%
Fee Waiver and/or Expense Reimbursement[2]	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%

1  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.75%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$98
3 Years	$342
5 Years	$606
10 Years	$1,359

39

Touchstone Moderate ETF Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests primarily in a group of funds of the iShares® Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs. As employed by the Fund, this methodology typically results in an allocation of about 60% of assets in stocks and 40% in bonds. In selecting a diversified portfolio of underlying funds, the Fund's sub-advisor, Todd Asset Management, LLC ("Todd" or "Sub-Advisor"), analyzes many factors, including the underlying fund's investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

The Fund currently plans to invest in the following funds at the percentages indicated:

iShares® Trust: iShares Core Total US Bond Market ETF	40%
iShares® Trust: iShares MSCI EAFE Index Fund	7%
iShares® Trust: iShares S&P MidCap 400 Value Index Fund	4%
iShares® Trust: iShares S&P MidCap 400 Growth Index Fund	3%
iShares® Trust: iShares S&P SmallCap 600 Value Index Fund	3%
iShares® Trust: iShares S&P SmallCap 600 Growth Index Fund	1%
iShares® Trust: iShares S&P 500 Value Index Fund	15%
iShares® Trust: iShares S&P 500 Growth Index Fund	21%
iShares® Trust: iShares Core S&P 500 ETF	6%

As a result of market gains or losses, the percentage of the Fund's assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. Todd expects to rebalance the Fund's assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At that time, Todd may review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, Todd will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the

40

Touchstone Moderate ETF Fund Summary (Continued)

attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in exchange-traded funds ("ETFs") it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The more the Fund allocates to equity funds, the greater the expected risk. To the extent that the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. The Fund's ability to achieve its investment goal depends upon the sub-advisor's skill in selecting the best mix of underlying funds. There is the risk that the sub-advisor's evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions and its asset allocation models do not successfully anticipate market trends.

The underlying funds are expected to be subject to the following principal risks:

Asset Class Risk: The returns from the types of securities in which an underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk: During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause an underlying fund's average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.

Concentration Risk: To the extent that an underlying fund's investments are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry or asset class.

Credit Risk: An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value.

Derivatives Risk: An underlying fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to an underlying fund.

Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the underlying fund's shares.

•  Mid-Cap Risk: An underlying fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

41

Touchstone Moderate ETF Fund Summary (Continued)

•  Small-Cap Risk: An underlying fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the underlying fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Growth Securities Risk: Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.

Income Risk: An underlying fund's income may decline when interest rates fall.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the underlying fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Issuer Risk: An underlying fund's performance depends on the performance of individual securities in which the underlying fund has exposure.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund's returns because an underlying fund may be unable to transact at advantageous times or prices.

Management Risk: As the underlying funds do not fully replicate the underlying index, they are subject to the risk that the portfolio manager's investment strategy may not produce the intended results.

Market Risk: An underlying fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: An underlying fund faces numerous market trading risks, including the potential lack of an active market for the underlying fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Any of these factors, among others, may lead to the underlying fund's shares trading at a premium or discount to NAV.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest

42

Touchstone Moderate ETF Fund Summary (Continued)

rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the underlying fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the underlying fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the underlying fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk: Certain of the underlying funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of underlying fund shares than would occur in an underlying diversified fund.

Passive Investment Risk: The underlying funds are not actively managed and the portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund.

Rating Agency Risk: Ratings represent a nationally recognized statistical rating organization's ("NRSRO") opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Sector Focus Risk: An underlying fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on that underlying fund than an underlying fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Securities Lending Risk: An underlying fund may engage in securities lending. Securities lending involves the risk that an underlying fund may lose money because the borrower of the underlying fund's securities fails to return the securities in a timely manner or at all. An underlying fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the underlying fund.

Tracking Error Risk: The performance of an underlying fund may diverge from that of the underlying index. Because an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, time of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its U.S. Treasury obligations to decline.

43

Touchstone Moderate ETF Fund Summary (Continued)

Valuation Risk: The sale price an underlying fund could receive for a security may differ from the underlying fund's valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund's portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund's shares.

Value Securities Risk: Securities issued by companies that may be perceived to be as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Moderate ETF Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception compare with the S&P Composite 1500 Index and a blended index comprised of 60% of the S&P Composite 1500 Index and 40% of the Barclays U.S. Aggregate Bond Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Moderate ETF Fund as of December 31

Best Quarter: 3rd Quarter 2009	+11.41%
Worst Quarter: 4th Quarter 2008	-9.58%

The year-to-date return for the Fund as of March 31, 2013 is 5.59%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	Since Inception (7-16-04)
Moderate ETF Fund Return	9.94%	3.11%	5.08%
S&P Composite 1500 Index (reflects no deductions for fees, expenses or taxes)	16.17%	2.07%	5.17%
Blend – 60% S&P Composite 1500 & 40% Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	11.40%	4.08%	5.65%

44

Touchstone Moderate ETF Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Todd Asset Management, LLC	John J. White, CFA	Managing the Fund since 2004	Portfolio Manager
	Curtiss M. Scott, Jr., CFA	Managing the Fund since 2005	President and CEO

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

45

Touchstone Aggressive ETF Fund Summary

The Fund's Investment Goal

The Touchstone Aggressive ETF Fund (the "Fund") seeks capital appreciation.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.42%
Shareholder Service Fees	0.25%
Total Other Expenses	0.67%
Acquired Fund Fees and Expenses (AFFE)	0.21%
Total Annual Fund Operating Expenses[1]	1.28%
Fee Waiver and/or Expense Reimbursement[2]	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%

1  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.75%. This expense limitation will remain in effect until at least April 29, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$98
3 Years	$374
5 Years	$672
10 Years	$1,517

46

Touchstone Aggressive ETF Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests primarily in a group of funds of the iShares® Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs. As employed by the Fund, this methodology typically results in an allocation of about 80% of assets in stocks and 20% in bonds. In selecting a diversified portfolio of underlying funds, the Fund's sub-advisor, Todd Asset Management, LLC ("Todd" or "Sub-Advisor"), analyzes many factors, including the underlying fund's investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

The Fund currently plans to invest in the following funds at the percentages indicated:

iShares® Trust: iShares Core Total U.S. Bond Market ETF	20%
iShares® Trust: iShares MSCI EAFE Index Fund	10%
iShares® Trust: iShares S&P MidCap 400 Value Index Fund	6%
iShares® Trust: iShares S&P MidCap 400 Growth Index Fund	4%
iShares® Trust: iShares S&P SmallCap 600 Value Index Fund	4%
iShares® Trust: iShares S&P SmallCap 600 Growth Index Fund	1%
iShares® Trust: iShares S&P 500 Value Index Fund	19%
iShares® Trust: iShares S&P 500 Growth Index Fund	28%
iShares® Trust: iShares Core S&P 500 ETF	8%

As a result of market gains or losses, the percentage of the Fund's assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. Todd expects to rebalance the Fund's assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At that time, Todd may review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, Todd will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the

47

Touchstone Aggressive ETF Fund Summary (Continued)

attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in exchange-traded funds ("ETFs") it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The more the Fund allocates to equity funds, the greater the expected risk. To the extent that the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. The Fund's ability to achieve its investment goal depends upon the sub-advisor's skill in selecting the best mix of underlying funds. There is the risk that the sub-advisor's evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions and its asset allocation models do not successfully anticipate market trends.

The underlying funds are expected to be subject to the following principal risks:

Asset Class Risk: The returns from the types of securities in which an underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk: During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause an underlying fund's average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.

Concentration Risk: To the extent that an underlying fund's investments are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry or asset class.

Credit Risk: An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value.

Derivatives Risk: An underlying fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to an underlying fund.

Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the underlying fund's shares.

•  Mid-Cap Risk: An underlying fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

48

Touchstone Aggressive ETF Fund Summary (Continued)

•  Small-Cap Risk: An underlying fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the underlying fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Growth Securities Risk: Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.

Income Risk: An underlying fund's income may decline when interest rates fall.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the underlying fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Issuer Risk: An underlying fund's performance depends on the performance of individual securities in which the underlying fund has exposure.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund's returns because an underlying fund may be unable to transact at advantageous times or prices.

Management Risk: As the underlying funds do not fully replicate the underlying index, they are subject to the risk that the portfolio manager's investment strategy may not produce the intended results.

Market Risk: An underlying fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: An underlying fund faces numerous market trading risks, including the potential lack of an active market for the underlying fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Any of these factors, among others, may lead to the underlying fund's shares trading at a premium or discount to NAV.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest

49

Touchstone Aggressive ETF Fund Summary (Continued)

rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the underlying fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the underlying fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the underlying fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk: Certain of the underlying funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of underlying fund shares than would occur in an underlying diversified fund.

Passive Investment Risk: The underlying funds are not actively managed and the portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund.

Rating Agency Risk: Ratings represent a nationally recognized statistical rating organization's ("NRSRO") opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Sector Focus Risk: An underlying fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on that underlying fund than an underlying fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Securities Lending Risk: An underlying fund may engage in securities lending. Securities lending involves the risk that an underlying fund may lose money because the borrower of the underlying fund's securities fails to return the securities in a timely manner or at all. An underlying fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the underlying fund.

Tracking Error Risk: The performance of an underlying fund may diverge from that of the underlying index. Because an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, time of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its U.S. Treasury obligations to decline.

50

Touchstone Aggressive ETF Fund Summary (Continued)

Valuation Risk: The sale price an underlying fund could receive for a security may differ from the underlying fund's valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund's portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund's shares.

Value Securities Risk: Securities issued by companies that may be perceived to be as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Aggressive ETF Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception compare with the S&P Composite 1500 Index and a blended index comprised of 80% of the S&P Composite 1500 Index and 20% of the Barclays U.S. Aggregate Bond Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Aggressive ETF Fund as of December 31

Best Quarter: 3rd Quarter 2009	+14.11%
Worst Quarter: 4th Quarter 2008	-15.64%

The year-to-date return for the Fund as of March 31, 2013 is 7.46%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	Since Inception (7-16-04)
Aggressive ETF Fund Return	12.59%	1.90%	4.83%
S&P Composite 1500 Index (reflects no deductions for fees, expenses or taxes)	16.17%	2.07%	5.17%
Blend – 80% S&P Composite 1500 & 20% Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	13.79%	3.15%	5.46%

51

Touchstone Aggressive ETF Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Todd Asset Management, LLC	John J. White, CFA	Managing the Fund since 2004	Portfolio Manager
	Curtiss M. Scott, Jr., CFA	Managing the Fund since 2005	President and CEO

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

52

Touchstone Enhanced ETF Fund Summary

The Fund's Investment Goal

The Touchstone Enhanced ETF Fund (the "Fund") seeks high capital appreciation.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.51%
Shareholder Service Fees	0.25%
Total Other Expenses	0.76%
Acquired Fund Fees and Expenses (AFFE)	0.23%
Total Annual Fund Operating Expenses[1]	1.39%
Fee Waiver and/or Expense Reimbursement[2]	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%

1  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2  Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.75%. This expense limitation will remain in effect until at least April 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$100
3 Years	$400
5 Years	$721
10 Years	$1,633

53

Touchstone Enhanced ETF Fund Summary (Continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 98% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests primarily in a group of funds of the iShares® Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs. As employed by the Fund, this methodology varies asset class weights over time to focus on those with the best potential for appreciation. Those asset classes with the best relative strength, as measured by their relative performance over the prior six months, are over-weighted for six months, while the other asset classes are underweighted, thereby increasing the potential for enhanced performance with lower volatility. In selecting a diversified portfolio of underlying funds, the Fund's sub-advisor, Todd Asset Management, LLC ("Todd" or "Sub-Advisor"), analyzes many factors, including the underlying fund's investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Based on the strategy outlined above the Fund is invested in the following funds at the percentages indicated:

iShares® Trust: iShares Core Total U.S. Bond Market ETF	3%
iShares® Trust: iShares MSCI EAFE Index Fund	3%
iShares® Trust: iShares S&P MidCap 400 Value Index Fund	22%
iShares® Trust: iShares S&P MidCap 400 Growth Index Fund	22%
iShares® Trust: iShares S&P SmallCap 600 Value Index Fund	22%
iShares® Trust: iShares S&P SmallCap 600 Growth Index Fund	3%
iShares® Trust: iShares S&P 500 Value Index Fund	22%
iShares® Trust: iShares S&P 500 Growth ETF	3%

As a result of market gains or losses, the percentage of the Fund's assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. Todd expects to rebalance the Fund's assets semiannually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently depending on market conditions, investment experience, and other factors as it deems appropriate. Todd may review and update the model periodically through the year. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, Todd will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Management Risk: Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the

54

Touchstone Enhanced ETF Fund Summary (Continued)

attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in exchange-traded funds ("ETFs") it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The more the Fund allocates to equity funds, the greater the expected risk. To the extent that the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. The Fund's ability to achieve its investment goal depends upon the sub-advisor's skill in selecting the best mix of underlying funds. There is the risk that the sub-advisor's evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions and its asset allocation models do not successfully anticipate market trends.

The underlying funds are expected to be subject to the following principal risks:

Asset Class Risk: The returns from the types of securities in which an underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk: During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause an underlying fund's average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.

Concentration Risk: To the extent that an underlying fund's investments are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry or asset class.

Credit Risk: An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value.

Derivatives Risk: An underlying fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to an underlying fund.

Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the underlying fund's shares.

•  Mid-Cap Risk: An underlying fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

55

Touchstone Enhanced ETF Fund Summary (Continued)

•  Small-Cap Risk: An underlying fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the underlying fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Growth Securities Risk: Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.

Income Risk: An underlying fund's income may decline when interest rates fall.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the underlying fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Issuer Risk: An underlying fund's performance depends on the performance of individual securities in which the underlying fund has exposure.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund's returns because an underlying fund may be unable to transact at advantageous times or prices.

Management Risk: As the underlying funds do not fully replicate the underlying index, they are subject to the risk that the portfolio manager's investment strategy may not produce the intended results.

Market Risk: An underlying fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: An underlying fund faces numerous market trading risks, including the potential lack of an active market for the underlying fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Any of these factors, among others, may lead to the underlying fund's shares trading at a premium or discount to NAV.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest

56

Touchstone Enhanced ETF Fund Summary (Continued)

rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the underlying fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the underlying fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the underlying fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk: Certain of the underlying funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of underlying fund shares than would occur in an underlying diversified fund.

Passive Investment Risk: The underlying funds are not actively managed and the portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund.

Rating Agency Risk: Ratings represent a nationally recognized statistical rating organization's ("NRSRO") opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Sector Focus Risk: An underlying fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on that underlying fund than an underlying fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Securities Lending Risk: An underlying fund may engage in securities lending. Securities lending involves the risk that an underlying fund may lose money because the borrower of the underlying fund's securities fails to return the securities in a timely manner or at all. An underlying fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the underlying fund.

Tracking Error Risk: The performance of an underlying fund may diverge from that of the underlying index. Because an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, time of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its U.S. Treasury obligations to decline.

57

Touchstone Enhanced ETF Fund Summary (Continued)

Valuation Risk: The sale price an underlying fund could receive for a security may differ from the underlying fund's valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund's portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund's shares.

Value Securities Risk: Securities issued by companies that may be perceived to be as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Enhanced ETF Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception compare with the S&P Composite 1500 Index and a blended index comprised of 90% of the S&P Composite 1500 Index and 10% of the Barclays U.S. Aggregate Bond Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Enhanced ETF Fund as of December 31

Best Quarter: 3rd Quarter 2009	+14.35%
Worst Quarter: 3rd Quarter 2011	-18.80%

The year-to-date return for the Fund as of March 31, 2013 is 7.17%.

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	Since Inception (7-16-04)
Enhanced ETF Fund Return	14.11%	0.47%	4.71%
S&P Composite 1500 Index (reflects no deductions for fees, expenses or taxes)	16.17%	2.07%	5.17%
Blend – 90% S&P Composite 1500 & 10% Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	14.98%	2.63%	5.33%

58

Touchstone Enhanced ETF Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Todd Asset Management, LLC	John J. White, CFA	Managing the Fund since 2004	Portfolio Manager
	Curtiss M. Scott, Jr., CFA	Managing the Fund since 2005	President and CEO

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

59

Information About the Funds

Shares of each Fund described in this prospectus can be purchased by insurance company separate accounts. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. When you purchase a variable annuity contract or variable life policy, you decide how to invest your purchase payments by selecting from the available investment options. The investment options may include sub-accounts that invest in the Funds of the Trust.

Because the Trust offers shares to both variable annuity and variable life separate accounts of insurance companies, there may be conflicts of interest between the variable annuity and variable life contract holders. The Trust's Board of Trustees monitors for the existence of any potential conflicts of interest. The Trust does not foresee any situation where a conflict of interest would occur. But if a conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any withdrawal could disrupt orderly portfolio management to the potential detriment of shareholders.

You should read the prospectus for the variable annuity contract or variable life policy that you want to purchase to learn about purchasing a contract and selecting your investment options. That prospectus also contains information about the contract, your investment options, the sub-accounts and expenses related to purchasing a variable annuity contract or variable life policy.

Touchstone Funds of ETF Funds

The Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Aggressive ETF Fund and Touchstone Enhanced ETF Fund (each an "ETF Fund," collectively the "ETF Funds") are mutual funds that invest fixed percentages of assets in various ETFs, including series of the iShares® Trust.* Because the ETF Funds invest in other mutual funds rather than in individual securities, each ETF Fund is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests. In addition, an exchange-traded fund ("ETF") is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. Each Fund of the iShares® Trust is an ETF that is an "index fund," which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.

Each ETF Fund allocates its assets among a group of ETFs in different percentages. Therefore, each ETF Fund has different indirect asset allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward for different investment styles and life stages. These asset allocations provide four diversified, distinct options that can meet a wide variety of investment needs. The allocation of stocks and bonds in each ETF Fund reflects greater or lesser emphasis on pursuing current income or growth of capital.

*  iShares® is a registered trademark of BlackRock Inc. or its subsidiaries ("BlackRock"). All other trademarks, servicemarks or registered trademarks are the property of their respective owners. BlackRock's only relationship to the Trust and its affiliates is the licensing of certain trademarks and trade names of BlackRock. The ETF Funds are not sponsored, endorsed, sold, or promoted by BlackRock. BlackRock makes no representations or warranties to the shareholders of the ETF Funds or any member of the public regarding the advisability of investing in the ETF Funds or the iShares Funds. BlackRock has no obligation or liability in connection with the operation, marketing, sale, or trading of the ETF Funds.

60

Investment Strategies and Risks

Can a Fund Depart from its Principal Investment Strategies?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the Funds' Statement of Additional Information ("SAI").

Each Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when a sub-advisor is unable to identify attractive investment opportunities. During these times, a Fund may not achieve its investment goals.

Change in Market Capitalization (Touchstone Baron Small Cap Growth Fund, Touchstone Mid Cap Growth Fund and Touchstone Large Cap Core Equity Fund). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

Can a Fund Change its Investment Goal?

Each Fund may change its investment goal(s) by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change takes effect.

Do the Funds Have Other Investment Strategies in Addition to Their Principal Investment Strategies?

Lending of Portfolio Securities Risk (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

Touchstone Baron Small Cap Growth Fund. The Touchstone Baron Small Cap Growth Fund may also invest in:

•  Preferred stocks and convertible preferred stocks

•  Convertible bonds and debentures

•  Warrants (up to 5% of net assets)

•  Securities of foreign companies (up to 10% of total assets)

•  U.S. government securities

•  Mortgage-related securities (up to 5% of net assets)

•  Debt securities that are rated in the medium to lowest rating categories by S&P and Moody's (up to 20% of total assets)

61

Investment Strategies and Risks (Continued)

Touchstone Mid Cap Growth Fund. The Touchstone Mid Cap Growth Fund may also invest in:

•  Securities of large-cap and small-cap companies

•  Securities of foreign companies (up to 20% of total assets)

•  American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and other depositary receipts (up to 20% of total assets)

•  Securities of companies in emerging market countries (up to 10% of total assets)

•  Securities designed to replicate an index, an industry, or a sector of the economy

•  Cash equivalents

•  Initial public offerings

Touchstone Third Avenue Value Fund. The Touchstone Third Avenue Value Fund may also invest in:

•  Corporate debt, including non-investment-grade debt securities (up to 35% of total assets)

•  U.S. government securities

•  Mortgage-related securities

•  Warrants (up to 5% of net assets)

•  Senior securities, such as preferred stocks and debt instruments

Touchstone High Yield Fund. The Touchstone High Yield Fund may also invest in:

•  Securities of foreign companies (up to 15% of total assets), but only up to 5% of its total assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar

•  Debt securities of emerging market countries

•  Mortgage-related securities and other types of loans and loan participations

•  U.S. government securities and securities of foreign governments

•  Preferred stocks

Touchstone Core Bond Fund. The Touchstone Core Bond Fund may also invest in:

•  Preferred stocks

•  Debt securities denominated in foreign currencies (up to 20% of total assets)

•  Debt securities of emerging market countries (up to 10% of total assets)

Additional Information About Fund Investments – this section describes the various investments the Funds can invest in according to their investment strategies.

Money Market Instruments include:

•  Bank obligations

62

Investment Strategies and Risks (Continued)

•  Short-term corporate debt securities

•  Short-term municipal securities

•  Variable and floating rate securities

•  Repurchase agreements

Bank Obligations include:

•  Certificates of deposit, which are debt instruments issued by banks at a specific coupon-rate and term to maturity

•  Bankers' acceptances, which are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange

•  Time deposits, which are deposits in a bank that earn a specified interest rate over a given period of time

Repurchase Agreements. Repurchase agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

U.S. Government Securities include:

•  Securities issued directly by the U.S. Treasury such as U.S. Treasury bills, notes and bonds

•  Securities issued by agencies or instrumentalities of the U.S. government, such as the GNMA, FFCB, FHLB, FNMA, FHLMC, FMAC, SLMA, SBA, TVA and OPIC

•  U.S. Treasuries issued without interest coupons ("STRIPS")

•  Inflation-indexed bonds issued by the U.S. Treasury whose principal value is periodically adjusted to the rate of inflation

•  Other securities guaranteed as to principal or interest by the U.S. government or agencies or instrumentalities of the U.S. government

Some U.S. government securities are backed by the full faith and credit of the U.S. government, meaning that payment of principal and interest is guaranteed by the U.S. government. Other U.S. government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury. Securities backed by the full faith and credit of the U.S. government include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, GNMA securities and OPIC securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the FFCB, FHLB, FNMA, FHLMC, SLMA, SBA and TVA.

Corporate Debt Securities. Corporate debt securities are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper, notes and bonds.

63

Investment Strategies and Risks (Continued)

Municipal Securities. Municipal securities are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

Variable- and Floating-Rate Securities. Variable- and floating-rate securities are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

Foreign Debt Securities. Foreign debt securities are obligations of a country other than the U.S. to pay interest and repay principal.

Foreign Companies. A foreign company is a company that meets all of the following criteria:

•  It is organized under the laws of a foreign country

•  It maintains its principal place of business in a foreign country

•  The principal trading market for its securities is located in a foreign country

•  It derives at least 50% of its revenues or profits from operations in foreign countries

•  It has at least 50% of its assets located in foreign countries

American Depositary Receipts ("ADRs")/American Depositary Shares ("ADSs"). ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of the foreign security and are traded on U.S. exchanges.

Investment-Grade Debt Securities. Investment-grade debt securities are generally rated BBB or better by Standard & Poor's Rating Service ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's").

Non-Investment-Grade Debt Securities. Non-investment-grade debt securities are higher risk, lower quality securities, often referred to as "junk bonds" and are considered speculative. They are rated below BBB by S&P or below Baa by Moody's.

Asset-Backed Securities. Asset-backed securities represent groups of other assets, for example credit card receivables, that are combined or pooled for sale to investors.

Mortgage-Related Securities. Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by agencies of the U.S. government such as:

•  GNMA

•  FNMA

•  FHLMC

Securities backed by the GNMA are backed by the full faith and credit of the U.S. government. Securities backed by the FNMA or FHLMC are backed only by the credit of the government agency issuing the security.

The loans may be grouped together by private issuers such as:

•  Commercial banks

64

Investment Strategies and Risks (Continued)

•  Savings and loan institutions

•  Mortgage bankers

•  Private mortgage insurance companies

Mortgage-related Securities: Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs and REMICs are types of mortgage-related securities that provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. CMOs and REMICs are issued in 2 or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code.

Real Estate Investment Trusts ("REITs"). REITs pool investors' money to invest primarily in income-producing real estate or real estate-related loans or interests.

Emerging Market Countries. Emerging market countries are generally countries that are not included in the MSCI World Index. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meets one or more of the following criteria:

•  It is organized under the laws of an emerging market country

•  It maintains its principal place of business in an emerging market country

•  It derives at least 50% of its revenues or profits from operations within emerging market countries

•  It has at least 50% of its assets located in emerging market countries

•  The principal trading market for its securities is located in an emerging market country

Undervalued Stocks. A stock is considered undervalued if the portfolio manager believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include:

•  Price relative to earnings

•  Price relative to cash flow

•  Price relative to financial strength

Warrants. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. It should also be noted that if the market price of the underlying security never exceeds the exercise price, the Fund will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

To-Be-Announced Securities. To-be-announced securities are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the parties to the transaction commit to purchasing or selling securities before all the specific information, particularly the face amount of the securities, is known. If a Fund invests in to-be-announced securities, it will maintain a segregated account of cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market fluctuations in the value of its to-be-announced commitments.

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Investment Strategies and Risks (Continued)

S&P Depositary Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

Exchange-Traded Funds ("ETFs"). An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

•  shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•  shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

Other Investment Companies. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, SPDRs and similar securities of other issuers. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that investment company. In addition, it would bear a proportionate share of any fees and expenses paid by that investment company. These would be in addition to the advisory and other fees paid directly by the Fund.

The following information pertains to the Touchstone Money Market Fund.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment advisor to be of comparable quality. High quality securities are further divided into "first tier" and "second tier" securities. First tier securities have received the highest short-term rating from at least two NRSROs (or one, if only one has rated the security). Securities issued by a registered investment company that is a money market fund and U.S. government securities are also considered to be first tier securities.

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Investment Strategies and Risks (Continued)

Second tier securities have received short-term ratings within the two highest categories from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities.

The Fund will not: (i) invest more than 3% of its total assets in second tier securities; (ii) invest more than 0.50% of its total assets in second tier securities issued by any single issuer; and (iii) acquire second tier securities with a remaining maturity of more than 45 days. In addition, the Fund's investments in illiquid securities are limited to 5% of the Fund's total assets.

What Are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI:

Asset Backed Securities Risk (Touchstone Core Bond Fund): Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third-party. Even with a credit enhancement by a third-party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective durations.

Credit Risk (Touchstone High Yield Fund, Touchstone Core Bond Fund, and Touchstone Money Market Fund): The securities in a Funds' portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer's securities to decline in value.

Depositary Receipts Risk (Touchstone Third Avenue Value Fund): The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk (Touchstone Third Avenue Value Fund): Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk (Touchstone Baron Small Cap Growth Fund, Touchstone Mid Cap Growth Fund, Touchstone Third Avenue Value Fund, and Touchstone Large Cap Core Equity Fund ("Equity Funds")): A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of a Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Funds. In addition, common stocks represent a share of

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Investment Strategies and Risks (Continued)

ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Foreign Securities Risk (Touchstone Third Avenue Value Fund): Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Fund-of-Funds Structure Risk (Touchstone ETF Funds): The value of an investment in a Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because a Fund invests in ETFs it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in a Fund include the principal risks of investing in the underlying funds. The more a Fund allocates to equity funds, the greater the expected risk. To the extent that a Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. A Fund's ability to achieve its investment goal depends upon the sub-advisor's skill in selecting the best mix of underlying funds. There is the risk that the sub-advisor's evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions and its asset allocation models do not successfully anticipate market trends.

Growth Investing Risk (Touchstone Baron Small Cap Growth Fund and Touchstone Mid Cap Growth Fund): Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor.

Interest Rate Risk (Touchstone Money Market Fund): The yield of the Touchstone Money Market Fund will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and decrease when interest rates decrease. Because the Fund's income is based on short-term interest rates, which can fluctuate significantly over short periods, income risk is expected to be high.

Interest Rate Risk (Touchstone High Yield Fund and Touchstone Core Bond Fund ("Fixed Income Funds")): As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration of a fixed income security is a measure of the expected life, taking into account any prepayment or call features, and is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the approximate change in the value of a fixed income

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Investment Strategies and Risks (Continued)

security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk (Touchstone Fixed Income Funds): Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment-grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Investment Style Risk (Touchstone Large Cap Core Equity Fund): The Fund's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes are the most mispriced. As a result, poor performance or adverse economic events affecting one or more of these over-weighted industry/sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments. In addition, the Fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

Large-Cap Risk (Touchstone Third Avenue Value Fund and Touchstone Large Cap Core Equity Fund): Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk (All Funds): Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Market Risk (Touchstone Money Market Fund): Adverse developments affecting banks could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

Mid Cap Risk (Touchstone Mid Cap Growth Fund and Touchstone Third Avenue Value Fund): A Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements

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Investment Strategies and Risks (Continued)

than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Model Risk (Touchstone Large Cap Core Equity Fund): A Fund can lose money if the stock selection model does not accurately identify stocks that are priced at a discount to their intrinsic value.

Mortgage-Backed Securities Risk (Touchstone Core Bond Fund): Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of a Fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of a Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to a Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

Non-Diversification Risk (Touchstone Third Avenue Value Fund): A non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because a higher percentage of the Fund's holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Non-Investment-Grade Debt Securities Risk (Fixed Income Funds): Non-investment-grade debt securities are sometimes referred to as "junk bonds" and are considered speculative with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment-grade debt securities can also be more difficult to sell for good value.

Portfolio Turnover Risk (Touchstone Mid Cap Growth Fund and Touchstone Core Bond Fund): A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in a Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase the Funds' "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and may reduce the Funds' returns.

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Investment Strategies and Risks (Continued)

Prepayment Risk (Fixed Income Funds): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

Sector Focus Risk (Touchstone Baron Small Cap Growth Fund and Touchstone Large Cap Core Equity Fund): The Fund may focus its investments in certain industries within certain sectors. A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Small Cap Risk (Touchstone Baron Small Cap Growth Fund and Touchstone Third Avenue Value Fund): A Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Value Investing Risk (Touchstone Third Avenue Value Fund and Touchstone Large Cap Core Equity Fund): A value oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value or experience a decline in value.

ETF Funds

The value of an investment in an ETF Fund is based primarily on the performance of the underlying funds and the allocation of the ETF Fund's assets among them. Therefore, the investment risks of an ETF Fund include the investment risks of the underlying funds. The principal risks of the underlying funds are expected to include the following risks:

Asset Class Risk: The returns from the types of securities in which an underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk: During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause an underlying fund's average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.

Concentration Risk: To the extent that an underlying fund's investments are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry or asset class.

Credit Risk: An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value.

Derivatives Risk: An underlying fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to an underlying fund.

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Investment Strategies and Risks (Continued)

Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the underlying fund's shares.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the underlying fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Growth Securities Risk: Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.

Income Risk: An underlying fund's income may decline when interest rates fall.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the underlying fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund's returns because an underlying fund may be unable to transact at advantageous times or prices.

Management Risk: As the underlying funds do not fully replicate the underlying index, they are subject to the risk that the portfolio manager's investment strategy may not produce the intended results.

Mid-Cap Risk: An underlying fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.

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Investment Strategies and Risks (Continued)

When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the underlying fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the underlying fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the underlying fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk: Certain of the underlying funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of underlying fund shares than would occur in an underlying diversified fund.

Passive Investment Risk: The underlying funds are not actively managed and the portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund.

Sector Focus Risk: An underlying fund may engage in securities lending. Securities lending involves the risk that an underlying fund may lose money because the borrower of the underlying fund's securities fails to return the securities in a timely manner or at all. An underlying fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the underlying fund.

Small-Cap Risk: An underlying fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Small-cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Tracking Error Risk: The performance of an underlying fund may diverge from that of the underlying index. Because an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.

Valuation Risk: The sale price an underlying fund could receive for a security may differ from the underlying fund's valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund's portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund's shares.

Value Securities Risk: Securities issued by companies that may be perceived to be as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.

Where Can I Find Information About the Funds' Portfolio Holdings Disclosure Policies?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI.

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The Funds' Management

Investment Advisor

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor")
303 Broadway, Suite 1100, Cincinnati, OH 45202-4203

Touchstone Advisors has been registered as an investment advisor since 1994. As of March 31, 2013, Touchstone Advisors had approximately $16.5 billion in assets under management. As the Funds' advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•  Level of knowledge and skill

•  Performance as compared to its peers or benchmark

•  Consistency of performance over 5 years or more

•  Level of compliance with investment rules and strategies

•  Employees, facilities and financial strength

•  Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor, and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended December 31, 2012 and is net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

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The Funds' Management (Continued)

Name of Fund	Annual Fee Rate*
Touchstone Baron Small Cap Growth Fund	1.05%
Touchstone Mid Cap Growth Fund	0.75%
Touchstone Third Avenue Value Fund	0.80%
Touchstone Large Cap Core Equity Fund	0.65%
Touchstone High Yield Fund	0.50%
Touchstone Core Bond Fund	0.55%
Touchstone Money Market Fund	0.18%
Touchstone Conservative ETF Fund	0.40%
Touchstone Moderate ETF Fund	0.40%
Touchstone Aggressive ETF Fund	0.40%
Touchstone Enhanced ETF Fund	0.40%

* Out of the advisory fee, Touchstone Advisors pays Integrity Life Insurance Company, National Integrity Life Insurance Company (the "Integrity Companies"), and certain other affiliates a shareholder servicing fee of up to 0.15% annually. In exchange for the shareholder servicing fee, these affiliates provide services including (but not limited to) prospectus, financial report, and statement delivery; telephone and Internet services for contract owners; and recordkeeping and similar administrative services. Touchstone Advisors, at its expense, may also provide additional compensation to certain unaffiliated dealers, financial intermediaries, or service providers for administrative and/or shareholder servicing activities.

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds' total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth in each Fund's fee table.

Fee waivers or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds' Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund's operating expenses are below the expense limitation amount.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's December 31, 2012 annual report.

Sub-Advisors

The sub-advisors make the daily decisions regarding buying and selling specific securities for a Fund. Each sub-advisor manages the investments held by the Fund it serves according to the applicable investment goals and strategies. Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds may be found in the SAI.

75

The Funds' Management (Continued)

Touchstone Baron Small Cap Growth Fund

BAMCO, Inc. ("BAMCO")
767 Fifth Avenue, 49th Floor, New York, NY 10153

BAMCO has been a registered investment advisor since 1987 and has managed the Fund since November 1, 2000. Ronald Baron has primary responsibility for managing the Fund's portfolio and has managed the Fund since November 1, 2000. Mr. Baron is the Founder, Chief Executive Officer, Chief Investment Officer and Chairman of BAMCO and Baron Capital Management, Inc., an affiliate of BAMCO. He is also the principal owner of Baron Capital Management, Inc. Mr. Baron managed the Baron Asset Fund from its inception until January 23, 2008. He has also managed the Baron Growth Fund, the Baron Focused Growth Fund, and the Baron Partners Fund since their respective inceptions and has managed other accounts since 1975. As of March 31, 2013, BAMCO managed approximately $17.7 billion in assets.

Touchstone Mid Cap Growth Fund

Westfield Capital Management Company, L.P. ("Westfield")
One Financial Center, Boston, MA 02111

Westfield has been a SEC-registered investment advisor since 1989 and has managed the portion of the Fund's assets allocated to Westfield since the Fund's inception. The Fund is managed by the Westfield Investment Committee (the "Committee"). Industry sectors are divided among the Investment Committee members. As sub-advisor, Westfield makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of March 31, 2013, Westfield managed approximately $15.2 billion in assets.

William A. Muggia is President, Chief Executive Officer, Chief Investment Officer and a Managing Partner. Mr. Muggia is the Portfolio Manager primarily responsible for the day-to-day management of the Fund and lead member of the Committee. He covers Healthcare and Energy, as well as provides overall market strategy. He has been at Westfield since 1994 and has managed the Fund since its inception.

Touchstone Third Avenue Value Fund

Third Avenue Management LLC ("TAM")
622 Third Avenue, New York, NY 10017

TAM has been a SEC-registered investment advisor since 1986 and has managed the Fund since November 1, 2000. The Fund is team managed with Michael Lehmann serving as the lead portfolio manager. As of March 31, 2013, TAM managed approximately $12.2 billion in assets.

Michael Lehmann is a member of Third Avenue's Value Team. He is a portfolio manager for the Third Avenue Value Fund, the Third Avenue Value Fund UCITS, and Third Avenue's Value Equity Separate Accounts, along with other sub-advised portfolios that fall under Third Avenue's Value Equity Strategy.

Ian Lapey is lead portfolio manager of Third Avenue's flagship Third Avenue Value Fund and of the Third Avenue Variable Series Trust. He also manages other sub-advised portfolios under the Value Equity Strategy. Mr. Lapey has been a portfolio manager on the Touchstone Fund since 2004.

Yang Lie is a portfolio manager for the Third Avenue Value Fund, the Third Avenue Value Fund UCITS and the Third Avenue Variable Series Trust. She is lead portfolio manager for other sub-advised portfolios under the Value Equity Strategy.

76

The Funds' Management (Continued)

Vic Cunningham is a portfolio manager for the Third Avenue Value Fund, the Third Avenue Value Fund UCITS and the Third Avenue Variable Series Trust, as well as other sub-advised portfolios under the Value Equity Strategy.

Touchstone Large Cap Core Equity Fund and the ETF Funds

Todd Asset Management, LLC ("Todd")
101 South Fifth Street, Suite 3100, Louisville, KY 40202

Todd has been a SEC-registered investment advisor since 1998 and has managed the Touchstone Large Cap Core Equity Fund and ETF Funds since their inception. As of March 31, 2013, Todd managed approximately $3.3 billion in assets.

Touchstone Large Cap Core Equity Fund: John J. White, CFA, Portfolio Manager and Curtiss M. Scott, Jr., CFA, President and CEO co-manage the Fund. Mr. Scott has worked at Todd since 1998 and has over 30 years of experience as a large cap portfolio manager. Mr. White has worked at Todd since 2002 and has over 25 years of financial market experience. He worked as a Director of Equity Research and Investment Strategy at Wachovia Securities from 1994 until 2002.

ETF Funds: Todd is responsible for determining the asset allocation model for the investments held by each ETF Fund according to its investment goals and strategies. John J. White is the lead manager of the ETF Funds. Mr. White is supported by Curtiss M. Scott, Jr.

Touchstone High Yield Fund, Touchstone Core Bond Fund and Touchstone Money Market Fund

Fort Washington Investment Advisors, Inc. ("Fort Washington")
303 Broadway, Suite 1200, Cincinnati, OH 45202

Fort Washington has been a SEC-registered investment advisor since 1990 and has managed the Touchstone High Yield Fund, Touchstone Core Bond Fund and the Touchstone Money Market Fund since their inception. As of March 31, 2013, Fort Washington managed approximately $45.1 billion in assets.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's sub-advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Touchstone High Yield Fund: Brendan M. White, CFA, is primarily responsible for managing the Fund and has managed the Fund since its inception. Mr. White is a Managing Director and Senior Portfolio Manager and has worked at Fort Washington since 1993. He has over 15 years of fixed income management experience. Timothy Jossart, CFA, has research responsibilities for certain sectors and has assisted Brendan White with the management of the Touchstone High Yield Fund since 2011. Mr. Jossart is an Assistant Vice President, Assistant Portfolio Manager and Senior Credit Research Manager and has been employed by Fort Washington since 1996.

Touchstone Core Bond Fund: Timothy J. Policinski, CFA, is the primary manager and Daniel J. Carter, CFA, is the secondary manager of the Fund. Mr. Policinski is a Managing Director and Senior Portfolio Manager. He has worked at Fort Washington and managed the Fund since 2001. Mr. Policinski has over 20 years of fixed-income management experience. Daniel J. Carter, CFA, has been an Assistant Vice President and Portfolio Manager since 2007 and was Assistant Portfolio Manager of Fort Washington since from 2000 to 2007. Mr. Carter has managed the Fund since September 2001.

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The Funds' Management (Continued)

Touchstone Money Market Fund: John J. Goetz, CFA, is primarily responsible for managing the Fund's portfolio. Mr. Goetz has managed the Fund since its inception. Mr. Goetz has been a Vice President and Senior Portfolio Manager of Fort Washington since 2000 and was employed by the Fund's previous investment advisor from 1981 until 2000. Jay M. Devine has been managing the Fund since September 2001 and has worked at Fort Washington since 2000. He has been a Senior Portfolio Manager at Fort Washington since March 2011, was a Portfolio Manager from September 2001 until March 2011 and was a Money Market Analyst from July 2000 until September 2001. Richard A. Ellensohn has been managing the Fund since March 2012. Mr. Ellensohn began working at Fort Washington in May 2000 as a Money Market Analyst, was named Assistant Portfolio Manager in February 2007, and was named Portfolio Manager in March 2012.

78

Investing with Touchstone

Choosing the Appropriate Investments to Match Your Goals

Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals. Your financial advisor can help you buy a variable annuity contract or variable life policy that would allow you to invest in the Funds you choose.

Purchasing Shares

You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. You should read this prospectus and the prospectus of the variable annuity contract or variable life policy carefully before you choose your investment options.

Investor Alert: The Trust reserves the right to refuse any purchase order that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this prospectus.)

Shareholder Servicing Plan

The Trust has adopted a shareholder services plan with respect to the Funds, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Selling Shares

To meet various obligations under the contracts, the separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Funds may suspend sales of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

When an ETF Fund sells shares, it sells shares of each of the underlying funds in the same percentage that it holds those shares as part of its portfolio of securities. Therefore, the relative percentage of an ETF Fund's composition of underlying funds is not affected by the sale.

Redemption in-Kind. Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Funds' net asset value (a redemption in-kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. In addition, there are specific risks that apply to small cap and high yield securities that may impact the Touchstone Baron Small

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Investing with Touchstone (Continued)

Cap Growth Fund and Touchstone High Yield Fund. These include the risk that a high yield or small cap security may be so thinly traded that its price is stale; causing a fund that holds a large position of that security to be a target for market timers. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Funds may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. The Funds' exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

The Trust expects the insurance company separate accounts that invest in the Funds to have in place policies and procedures reasonably designed to deter market timing in the separate accounts by contract or policy holders.

Separate accounts often establish omnibus accounts in the Funds for their contract or policy holders through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with the insurance companies that use the Funds as underlying investment vehicles for their separate accounts. Under these agreements, an insurance company is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding contract or policy holder trading activities in shares of the Funds; and (3) enforce its market-timing policy with respect to contract or policy holders identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to an insurance company (an "indirect intermediary"), any insurance company with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of contract or policy holders or any other persons.

Investors in the Funds should be aware that the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts do not limit the number of transfers that a contract owner may make among the underlying funds. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Funds and the contract and policy holders and other factors such as state insurance laws may

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Investing with Touchstone (Continued)

limit a Fund's ability to deter market timing. Multiple tiers of such financial intermediaries may further compound the Funds' difficulty in deterring such market timing activities.

The Funds apply these policies and procedures uniformly to all investors believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Pricing of Fund Shares

Each Fund's share price, also called net asset value ("NAV"), is determined as of the close of trading (normally 4:00 p.m. eastern time) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of its shares outstanding. Shares are purchased or sold at the NAV next determined after a purchase or sale order is received in proper form by Touchstone Securities, Inc. ("Touchstone Securities") or its authorized agent.

The Funds' equity investments are valued based on market value or, if no market value is readily available, based on fair value as determined by the Board (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

•  All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

•  Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds (except for the Touchstone Third Avenue Value Fund), any foreign securities held by a Fund will be priced as follows:

•  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•  Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security might be valued based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of NAV.

•  Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when the separate accounts will not be able to buy or sell shares.

The value of the Funds' debt securities is determined as follows:

Touchstone Core Bond Fund and Touchstone High Yield Fund. The value of the securities held by the Touchstone Core Bond Fund and Touchstone High Yield Fund is determined as follows: (1) Securities that have readily available market quotations are priced according to the most recent bid price quoted by 1 or more of the major market makers; (2) Securities that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations

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Investing with Touchstone (Continued)

are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

Touchstone Money Market Fund. The Touchstone Money Market Fund seeks to maintain a constant share price of $1.00 per share by valuing investments on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, purchases only United States dollar-denominated securities with maturities of 397 days or less, and invests only in securities that meet its quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than at market value. This method is designed to enable the Fund to maintain a stable NAV per share. However, there is no assurance that the Fund will be able to do so.

82

Distributions and Taxes

Dividends and Other Distributions

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, other than the Touchstone Money Market Fund, will declare and pay dividends annually to shareholders. The Touchstone Money Market Fund will declare dividends daily and pay dividends monthly to shareholders. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually to shareholders.

For more information about dividends and other distributions in connection with any investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.

Tax Information

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Funds will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors are urged and advised to consult their own tax advisors for more information on their tax situation, including possible state or local taxes.

For more information about the tax consequences of an investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds' SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a variable insurance contract that invests in a Fund on your tax situation.

83

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The total returns do not reflect fees that are paid by the separate accounts through which shares of the Funds are sold. Inclusion of these fees would reduce the total return figures for all periods. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, are included in the Funds' annual report. You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/.

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Financial Highlights (Continued)

Touchstone Baron Small Cap Growth Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$17.55	$16.74	$13.40	$10.08	$20.52
Income (loss) from investment operations:
Net investment income (loss)	0.31	(0.15)	(0.06)	(0.08)	(0.07)
Net realized and unrealized gains (losses) on investments	3.02	0.96	3.40	3.40	(7.11)
Total from investment operations	3.33	0.81	3.34	3.32	(7.18)
Distributions from:
Realized capital gains	(3.64)	—	—	—	(3.26)
Net asset value at end of period	$17.24	$17.55	$16.74	$13.40	$10.08
Total return (A)	19.17%	4.84%	24.93%	32.94%	(33.64%)
Ratios and supplemental data:
Net assets at end of period (000's)	$18,125	$19,733	$24,581	$20,329	$14,243
Ratio to average net assets:
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Gross expenses	1.69%	1.63%	1.62%	1.81%	1.84%
Net investment income (loss)	1.71%	(0.79%)	(0.43%)	(0.81%)	(0.51%)
Portfolio turnover rate	15%	15%	18%	9%	7%

Touchstone Core Bond Fund

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.09	$10.73	$10.37	$9.49	$10.33
Income (loss) from investment operations:
Net investment income	0.29	0.37	(B)	0.38	0.39	0.54
Net realized and unrealized gains (losses) on investments	0.30	0.53	0.40	1.02	(0.88)
Total from investment operations	0.59	0.90	0.78	1.41	(0.34)
Distributions from:
Net investment income	(0.35)	(0.30)	(0.42)	(0.48)	(0.50)
Realized capital gains	(0.33)	(0.24)	—	(0.05)	—
Total distributions	(0.68)	(0.54)	(0.42)	(0.53)	(0.50)
Net asset value at end of period	$11.00	$11.09	$10.73	$10.37	$9.49
Total return (A)	5.28%	8.45%	7.57%	14.90%	(3.26%)
Ratios and supplemental data:
Net assets at end of period (000's)	$53,085	$54,509	$40,408	$38,586	$35,435
Ratio to average net assets:
Net expenses	1.00%	0.93%	0.91%	1.00%	1.00%
Gross expenses	1.00%	0.93%	0.91%	1.02%	1.03%
Net investment income	2.55%	3.29%	3.50%	3.67%	4.75%
Portfolio turnover rate	404%	419%	487%	422%	171%

(A)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)  The net investment income per share is based on average shares outstanding for the period or year.

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Financial Highlights (Continued)

Touchstone High Yield Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$7.59	$7.86	$7.64	$5.52	$7.94
Income (loss) from investment operations:
Net investment income	0.54	0.74	0.72	0.67	0.21
Net realized and unrealized gains (losses) on investments	0.48	(0.26)	0.25	1.92	(2.14)
Total from investment operations	1.02	0.48	0.97	2.59	(1.93)
Distributions from:
Net investment income	(0.60)	(0.75)	(0.75)	(0.47)	(0.49)
Net asset value at end of period	$8.01	$7.59	$7.86	$7.64	$5.52
Total return (A)	13.45%	6.08%	12.65%	46.90%	(24.31%)
Ratios and supplemental data:
Net assets at end of period (000's)	$29,825	$27,191	$32,552	$35,038	$29,081
Ratio to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.10%	1.05%	1.05%	1.05%	1.15%
Net investment income	6.47%	6.96%	7.57%	8.72%	8.01%
Portfolio turnover rate	48%	55%	56%	61%	52%

Touchstone Large Cap Core Equity Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2012	2011		2010	2009	2008
Net asset value at beginning of period	$9.15	$9.04		$8.20	$6.69	$11.22
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.12	(B)	0.18	0.09	(0.05)
Net realized and unrealized gains (losses) on investments	0.93	0.15	(C)	0.82	1.52	(3.92)
Total from investment operations	1.10	0.27		1.00	1.61	(3.97)
Distributions from:
Net investment income	(0.16)	(0.16)		(0.16)	(0.10)	(0.07)
Realized capital gains	—	—		—	—	(0.49)
Total distributions	(0.16)	(0.16)		(0.16)	(0.10)	(0.56)
Net asset value at end of period	$10.09	$9.15		$9.04	$8.20	$6.69
Total return (A)	12.07%	3.02%		12.20%	24.06%	(35.20%)
Ratios and supplemental data:
Net assets at end of period (000's)	$32,823	$32,477		$43,120	$63,316	$49,265
Ratio to average net assets:
Net expenses	1.00%	1.00%		1.00%	1.00%	1.00%
Gross expenses	1.16%	1.13%		1.04%	1.06%	1.10%
Net investment income (loss)	1.40%	1.29%		1.07%	1.40%	(1.42%)
Portfolio turnover rate	39%	33%		33%	38%	81%

(A)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)  The net investment income per share is based on average shares outstanding for the period or year.

(C)  The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of the purchases and sales of fund shares in relation to fluctuating market values during the period.

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Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.84	$13.40	$11.04	$7.95	$18.55
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.09)	0.04	0.03	0.02
Net realized and unrealized gains (losses) on investments	2.37	(1.43)	2.35	3.07	(7.54)
Total from investment operations	2.36	(1.52)	2.39	3.10	(7.52)
Distributions from:
Net investment income	—	(0.04)	(0.03)	(0.01)	—
Realized capital gains	—	—	—	—	(3.08)
Total distributions	—	(0.04)	(0.03)	(0.01)	(3.08)
Net asset value at end of period	$14.20	$11.84	$13.40	$11.04	$7.95
Total return (A)	19.93%	(11.33%)	21.63%	38.99%	(39.70%)
Ratios and supplemental data:
Net assets at end of period (000's)	$22,242	$20,474	$28,013	$25,521	$20,713
Ratio to average net assets:
Net expenses	1.26%	1.22%	1.17%	1.16%	1.16%
Gross expenses	1.31%	1.25%	1.27%	1.40%	1.36%
Net investment income (loss)	(0.10%)	(0.63%)	0.31%	0.26%	0.06%
Portfolio turnover rate	78%	141%	60%	71%	73%

Touchstone Money Market Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income	—	(B)	—	(B)	—	(B)	0.01		0.03
Net realized gains (losses) on investments	—		(—	) (B)	—	(B)	—	(B)	—
Total from investment operations	—	(B)	—	(B)	—	(B)	0.01		0.03
Distributions from:
Net investment income	(—	) (B)	(—	) (B)	(—	) (B)	(0.01)		(0.03)
Realized capital gains	—		(—	) (B)	(—	) (B)	—		—
Total distributions	(—	) (B)	(—	) (B)	(—	) (B)	(0.01)		(0.03)
Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (A)	0.01%		0.02%		0.19%		0.88%		2.99%
Ratios and supplemental data:
Net assets at end of period (000's)	$39,155		$50,528		$57,032		$79,749		$52,790
Ratio to average net assets:
Net expenses	0.37%		0.36%		0.53%		0.71	% (C)	0.65%
Gross expenses	0.73%		0.71%		0.65%		0.72%		0.65%
Net investment income	0.01%		0.01%		0.02%		0.80%		2.94%

(A)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)  Less than $0.005 per share.

(C)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.67%.

87

Financial Highlights (Continued)

Touchstone Third Avenue Value Fund

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value at beginning of period	$14.58	$17.67	$15.61	$12.93	$26.70
Income (loss) from investment operations:
Net investment income	0.26	(A)	0.09	(A)	0.25	0.26	0.23
Net realized and unrealized gains (losses) on investments	2.76	(2.80)	2.90	3.78	(10.68)
Total from investment operations	3.02	(2.71)	3.15	4.04	(10.45)
Dividends from:
Net investment income	—	(0.38)	(1.09)	(0.29)	(0.31)
Realized capital gains	—	—	—	(1.07)	(3.01)
Total distributions	—	(0.38)	(1.09)	(1.36)	(3.32)
Net asset value at end of period	$17.60	$14.58	$17.67	$15.61	$12.93
Total return (B)	20.71%	(15.31%)	20.20%	31.39%	(38.50%)
Ratios and supplemental data:
Net assets at end of period (000's)	$31,620	$32,761	$52,578	$53,505	$58,109
Ratio to average net assets:
Net expenses (C)	1.17%	1.17%	1.17%	1.13%	1.06%
Gross expenses (C)	1.39%	1.32%	1.87	% (C)	1.34%	1.34%
Net investment income	1.58%	0.52%	0.93%	1.17%	1.08%
Portfolio turnover rate	28%	4%	10%	4%	12%

(A)  The net investment income per share is based on average shares outstanding for the period or year.

(B)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(C)  Absent PFIC Tax expenses, the ratio of gross expenses to average net assets would have been 1.37%.

88

Financial Highlights (Continued)

Touchstone Aggressive ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2012	2011		2010	2009	2008
Net asset value at beginning of period	$10.07	$10.22		$9.17	$7.80	$12.70
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.16		0.14	(0.09)	0.26
Net realized and unrealized gains (losses) on investments	1.01	(0.16	) (A)	1.07	1.78	(4.00)
Total from investment operations	1.27	—		1.21	1.69	(3.74)
Distributions from:
Net investment income	(0.21)	(0.15)		(0.16)	(0.20)	(0.25)
Realized capital gains	—	—		—	(0.12)	(0.91)
Total distributions	(0.21)	(0.15)		(0.16)	(0.32)	(1.16)
Net asset value at end of period	$11.13	$10.07		$10.22	$9.17	$7.80
Total return (B)	12.59%	(0.05%)		13.19%	21.72%	(29.12%)
Ratios and supplemental data:
Net assets at end of period (000's)	$13,960	$17,910		$19,341	$17,470	$7,361
Ratio to average net assets:
Net expenses	0.75%	0.75%		0.75%	0.75%	0.75%
Gross expenses	1.07%	1.04%		1.07%	1.21%	1.25%
Net investment income (loss) (C)	1.56%	1.50%		1.54%	(2.18%)	2.15%
Portfolio turnover rate	11%	40%		44%	45%	20%

Touchstone Conservative ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.77	$11.60	$10.90	$10.17	$11.92
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.22	0.24	(0.04)	0.53
Net realized and unrealized gains (losses) on investments	0.59	0.18	0.72	1.24	(1.67)
Total from investment operations	0.79	0.40	0.96	1.20	(1.14)
Distributions from:
Net investment income	(0.21)	(0.23)	(0.26)	(0.36)	(0.34)
Realized capital gains	(0.20)	—	—	(0.11)	(0.27)
Total distributions	(0.41)	(0.23)	(0.26)	(0.47)	(0.61)
Net asset value at end of period	$12.15	$11.77	$11.60	$10.90	$10.17
Total return (B)	6.74%	3.44%	8.81%	11.79%	(9.49%)
Ratios and supplemental data:
Net assets at end of period (000's)	$23,536	$23,169	$23,066	$22,626	$10,835
Ratio to average net assets:
Net expenses (C)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses (C)	1.01%	0.99%	1.00%	1.10%	1.14%
Net investment income (loss) (C)	1.58%	1.76%	1.95%	(2.61%)	3.10%
Portfolio turnover rate	22%	28%	21%	40%	39%

(A)  The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(B)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(C)  Ratio does not include income and expenses of the underlying funds.

89

Financial Highlights (Continued)

Touchstone Enhanced ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$7.64	$8.03	$7.34	$6.19	$13.88
Income (loss) from investment operations:
Net investment income	0.14	0.07	0.09	0.17	0.13
Net realized and unrealized gains (losses) on investments	0.94	(0.39)	0.75	1.20	(4.69)
Total from investment operations	1.08	(0.32)	0.84	1.37	(4.56)
Distributions from:
Net investment income	(0.07)	(0.07)	(0.15)	(0.22)	(0.15)
Realized capital gains	—	—	—	—	(2.98)
Total distributions	(0.07)	(0.07)	(0.15)	(0.22)	(3.13)
Net asset value at end of period	$8.65	$7.64	$8.03	$7.34	$6.19
Total return (A)	14.11%	(4.01%)	11.50%	22.17%	(31.40%)
Ratios and supplemental data:
Net assets at end of period (000's)	$10,925	$11,613	$14,305	$17,403	$19,557
Ratio to average net assets:
Net expenses (B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses (B)	1.16%	1.12%	1.07%	1.14%	1.06%
Net investment income (B)	1.46%	0.65%	0.68%	1.50%	1.54%
Portfolio turnover rate	98%	101%	121%	75%	78%

Touchstone Moderate ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.96	$11.99	$11.01	$9.67	$12.60
Income (loss) from investment operations:
Net investment income	0.27	0.21	0.23	0.19	0.17
Net realized and unrealized gains (losses) on investments	0.92	0.01	1.01	1.50	(2.74)
Total from investment operations	1.19	0.22	1.24	1.69	(2.57)
Distributions from:
Net investment income	(0.26)	(0.25)	(0.26)	(0.35)	(0.21)
Realized capital gains	—	—	—	—	(0.15)
Total distributions	(0.26)	(0.25)	(0.26)	(0.35)	(0.36)
Net asset value at end of period	$12.89	$11.96	$11.99	$11.01	$9.67
Total return	9.94%	1.84%	11.25%	17.44%	(20.34%)
Ratios and supplemental data:
Net assets at end of period (000's)	$42,228	$45,165	$53,492	$52,504	$33,476
Ratio to average net assets:
Net expenses (B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses (B)	0.92%	0.91%	0.89%	0.92%	0.94%
Net investment income (B)	1.74%	1.73%	1.79%	2.37%	2.85%
Portfolio turnover rate	9%	17%	19%	24%	29%

(A)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)  Ratio does not include income and expenses of the underlying funds.

90

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information ("SAI"): The SAI provides more detailed information about the Funds and is incorporated herein by reference, which means it is legally a part of this prospectus.

Annual/Semiannual Reports ("Financial Reports"): The Funds' Financial Reports provide additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Service Center
400 Broadway
Cincinnati, OH 45202
800.669.2796

The SAI and Financial Reports are also available on our website at
www.TouchstoneInvestments.com/home/formslit/.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's Internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act File no. 811-8416

TSF-1006-TVST-1304

Touchstone Variable Series Trust

Touchstone Baron Small Cap Growth Fund

Touchstone Mid Cap Growth Fund

Touchstone Third Avenue Value Fund

Touchstone Large Cap Core Equity Fund

Touchstone High Yield Fund

Touchstone Core Bond Fund

Touchstone Money Market Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Touchstone Aggressive ETF Fund

Touchstone Enhanced ETF Fund

Statement of Additional Information

April 30, 2013

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above referenced funds (each a “Fund”, and collectively, the “Funds”).  It is intended to provide additional information regarding the activities and operations of Touchstone Variable Series Trust (the “Trust”) and should be read in conjunction with the Funds’ prospectus dated April 30, 2013, as may be amended.  This SAI is not an offer of any Fund for which an investor has not received a prospectus, but relates to the prospectus.  The audited financial statements for the Funds for the fiscal year ended December 31, 2012, including the related notes and the report of Ernst & Young LLP, are included in the Trust’s annual report to shareholders and are incorporated by reference into this SAI.

THE TRUST AND THE FUNDS

The Trust is a Massachusetts business trust organized on February 7, 1994 and is composed of eleven funds: the Touchstone Baron Small Cap Growth Fund (formerly the Baron Small Cap Fund), Touchstone Mid Cap Growth Fund (formerly the Emerging Growth Fund), Touchstone Third Avenue Value Fund, Touchstone Large Cap Core Equity Fund (formerly the Enhanced Dividend 30 Fund), Touchstone High Yield Fund, Touchstone Core Bond Fund, Touchstone Money Market Fund, Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Aggressive ETF Fund, and Touchstone Enhanced ETF Fund (each, a “Fund”, and collectively, the “Funds”).  Each Fund (except the Touchstone Third Avenue Value Fund) is an open-end, diversified, management investment company.  The Touchstone Third Avenue Value Fund is an open-end, non-diversified, management investment company.

Touchstone Advisors, Inc. (the “Advisor”) is the investment manager and administrator for each Fund.  The Advisor has selected a sub-advisor(s) to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).  Touchstone Securities, Inc. (“Touchstone Securities”) is the principal distributor of the Funds’ shares.  Touchstone Securities and certain sub-advisors are affiliates of the Advisor.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership.  However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred.  In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust.  The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

History of the Funds

On April 28, 2003, certain Funds of the Trust (each an “Acquiring Fund”) were reorganized by acquiring a similar series of The Legends Fund, Inc. (each an “Acquired Fund”) as listed below.  Each Acquired Fund liquidated by transferring substantially all of its assets to the corresponding Acquiring Fund.

ACQUIRING FUND	ACQUIRED FUND	ACCOUNTING SURVIVOR
Small Cap Value Fund	Third Avenue Value Portfolio	Third Avenue Value Portfolio

Money Market Fund — Class I	Touchstone Standby Income Fund	Money Market Fund — Class I

Touchstone Baron Small Cap Growth Fund	Legends Baron Small Cap Fund	Legends Baron Small Cap Fund

The performance and accounting history of the Legends Baron Small Cap Portfolio have been assumed by the Touchstone Baron Small Cap Growth Fund and are reflected in the performance bar chart and performance table shown in the prospectus.

On April 28, 2003, the Touchstone Third Avenue Value Fund replaced its previous sub-advisor with Third Avenue Management LLC.  The performance and accounting history of the Legends Third Avenue Value Portfolio have been assumed by the Touchstone Third Avenue Value Fund and are reflected in the performance bar chart and performance table shown in the prospectus.

On December 12, 2003, the Enhanced 30 Fund acquired each series of Separate Account 10 of Integrity Life Insurance Company, became a non-diversified fund and changed its name to the Touchstone Enhanced Dividend 30 Fund.  On October 26, 2007, the Touchstone Enhanced Dividend 30 Fund changed its investment goal and strategy, became a diversified fund and changed its name to the Touchstone Large Cap Core Equity Fund.

Pursuant to an Agreement and Plan of Reorganization dated November 15, 2007, between the Large Cap Core Equity Fund and each of the Eagle Capital Appreciation Fund, the Value Plus Fund and the Growth & Income Fund (the “Large Cap Acquired Funds”), the Large Cap Core Equity Fund acquired all of the assets and liabilities of the Large Cap Acquired Funds and the Large Cap Acquired Funds were terminated as series of the Trust on April 25, 2008.

Pursuant to an Agreement and Plan of Reorganization dated November 15, 2007, between the Moderate ETF Fund and the Balanced Fund, the Moderate ETF Fund acquired all of the assets and liabilities of the Balanced Fund and the Balanced Fund was terminated as a series of the Trust on April 25, 2008.

INVESTMENT DEFINITIONS, POLICIES, AND RISKS

Each Fund’s principal strategy and principal risks are described in the prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal strategy and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment objectives, policies and strategies.  The investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Fund’s Board of Trustees (the “Board”), unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

Investment Definitions

The following provides additional information about the investments of each Fund except the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Aggressive ETF Fund, and Touchstone Enhanced ETF Fund (collectively, the “ETF Funds”).  Information about the investments of the ETF Funds is in the section, “Investments by the ETF Funds”.

Fixed-Income and Other Debt Securities

Fixed-income and other debt securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities, and custodial receipts.  The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates that will result in increases or decreases in the value of the obligations held by the Funds.  The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates.  As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising.  Shareholders also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates; a Fund’s yield will tend to be somewhat lower.  Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Funds’ current yield.  In periods of rising interest rates, the opposite can be expected to occur.  In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Nationally Recognized Statistical Rating Organizations (“NRSRO”), such as Standard & Poor’s Rating Service (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), are relative and subjective and are not absolute standards of quality.  Although these ratings are initial criteria for selection of portfolio investments, a sub-advisor also will make its own evaluation of these securities.  Among the factors that will be considered is the long-term ability of the issuers to pay principal and interest and general economic trends.  A description of the ratings used in this SAI and in the Funds’ prospectuses is set forth in the Appendix.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis.  See “When-Issued and Delayed-Delivery Securities” below.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.  For a description of commercial paper ratings, see the Appendix.

Section 4(2) Paper

Section 4(2) Paper consists of commercial paper issues which include securities issued by major corporations without registration under the Securities Act of 1933 Act, as amended (the “1933 Act”) in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper).  Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction.  Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.  Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “1934 Act”) is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under “Illiquid Securities” below.  The Funds’ percentage limitations on investments in illiquid securities include Section 4(2) paper other than Section 4(2) paper that the sub-advisor has determined to be liquid pursuant to guidelines established by the Funds’ Board.  The Board has delegated to the sub-advisors the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the sub-advisors to take into account the same factors described under “Illiquid Securities” below for other restricted securities and require the sub-advisors to perform the same monitoring and reporting functions.

Medium and Lower Rated and Unrated Securities

Securities rated in the fourth highest category by S&P or Moody’s, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  Since the risk of default is higher for lower rated debt securities, the sub-advisor’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.  In light of these risks, the Board has instructed the sub-advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.  Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of these securities by the Fund, but the sub-advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

The market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values.  Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.  If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures approved by the Board, including the use of outside pricing services.  Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available.  Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for the Fund, the sub-advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future.  The sub-advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Touchstone High Yield Fund invests primarily in non-investment grade debt securities.  The Touchstone Core Bond Fund may also invest in non-investment grade debt securities.

The Touchstone Third Avenue Value Fund may invest up to 35% of its total assets in corporate debt, including lower-rated debt securities.  Touchstone Third Avenue Value Fund may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody’s of C or lower or S&P’s of C1 or lower).  In addition, the Fund may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code.  Defaulted securities will be purchased or retained if, in the opinion of the sub-advisor, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

The Touchstone Baron Small Cap Growth Fund may invest up to 20% of its total assets in debt securities that are rated in the medium rating category or lowest rating category by S&P and Moody’s.  The Fund will rely on the sub-advisor’s judgment, analysis and experience in evaluating debt securities.  The sub-advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis.  Ratings by S&P and Moody’s evaluate only the safety of principal and interest payments, not market value risk.  Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the sub-advisor monitors the issuers of corporate debt securities held in the Fund’s portfolio.  The credit ratings assigned by an NRSRO to a security are not considered by the sub-advisor in selecting a security.  The sub-advisor examines the intrinsic value of a security in light of market conditions and the underlying fundamental values.  Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the sub-advisor.  The sub-advisor could be wrong in its analysis.  If the Fund purchased primarily higher rated debt securities, risks would be substantially reduced.

Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities, which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days.  Securities, which have not been registered under the 1933 Act, are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market.  Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on re-sales of certain securities to qualified institutional buyers.  Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of regulation and the PORTAL market.  FINRA created the PORTAL Market to serve as a system for quoting, trading and reporting trades in certain designated restricted securities that were eligible for resale under Rule 144A.

Each sub-advisor will monitor the liquidity of Rule 144A securities in each Fund’s portfolio under the supervision of the Board.  In reaching liquidity decisions, the sub-advisor will consider, among other things, the following factors:  (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

No Fund may invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.  The Touchstone Money Market Fund may not invest more than 5% of its net assets in such securities.  If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless it would not be in the best interests of shareholders to do so.

Each Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws.  Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds’ 15% (5% in the case of the Touchstone Money Market Fund) limit on illiquid securities.  The Board, with advice and information from the respective sub-advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such sub-advisor, the Board will monitor trading activity in restricted securities.  If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund’s illiquidity could be increased and the Fund could be adversely affected.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Foreign Securities

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations.  Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  Costs are also incurred in connection with conversions between various currencies.  In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States.  Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

The Touchstone Baron Small Cap Growth Fund may invest up to 10% of total assets at the time of purchase in the securities of foreign issuers, including emerging market securities.  The Touchstone Third Avenue Value Fund may invest up to 50% of total assets at the time of purchase in the securities of foreign issuers, but only 25% of that total can be invested in emerging market securities.

Foreign Market Risk.  A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Funds’ foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation and Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Funds.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Funds can earn on their investments.

Foreign Currency Risk.  While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) It may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) There may be no systematic reporting of last sale information for foreign currencies or regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) The inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Emerging Market Securities

Emerging market countries are generally countries that are not included in the MSCI World Index.  As of December 31, 2012, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Israel, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  The country composition of the MSCI World Index can change over time.  When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

The following Funds may invest in Emerging Market Securities:

Touchstone Third Avenue Value — up to 25% of total assets at the time of purchase,

Touchstone Baron Small Cap Growth Fund — up to 10% of total assets at the time of purchase,

Touchstone Mid Cap Growth Fund - up to 10% of total assets at the time of purchase,

Touchstone High Yield Fund - up to 10% of total assets at the time of purchase, and

Touchstone Core Bond Fund — up to 10% of total assets at the time of purchase.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Funds’ acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized.  Investments in these investment funds are subject to the provisions of the 1940 Act.  Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Advisor), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a premium over their net asset value.

Options on Securities

The respective Funds may write (sell), to a limited extent, only covered call and put options (“covered options”) in an attempt to increase income.  However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period.  If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option.  If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.  By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period.  If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option.  If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price.  By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.  This transaction is called a “closing purchase transaction.”  Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit.  The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written.  The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.  The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will “cover” its obligation by segregating the underlying security on the books of the Funds’ custodian or by placing liquid securities in a segregated account at the Fund’s custodian.  When a Fund writes a put option, it will “cover” its obligation by placing liquid securities in a segregated account at the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest.  The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities.  The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period.  The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest.  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Funds’ portfolio, at a specified price during the option period.  The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Funds’ portfolio securities.  Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own.  The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Fund has adopted certain other non-fundamental policies concerning option transactions that are discussed below.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded.  To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets.  It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options.  The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration.  The sub-advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board.

The Touchstone Baron Small Cap Growth Fund will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

Each Fund that invests in equity securities may write or purchase options on stocks.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period.  Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.  A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.  A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a “closing purchase transaction” which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock.  The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Funds’ position by selling the option previously purchased.

Options on Securities Indexes

Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.  Such options will be used for the purposes described above under “Options on Securities” or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities.  The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although a Fund generally will only purchase or write such an option if the sub-advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  A Fund will not purchase such options unless the Advisor and the respective Fund’s sub-advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge.  Because options on securities indexes require settlement in cash, the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund’s custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security.  Accordingly, successful use by a Fund of options on security indexes will be subject to the sub-advisor’s ability to predict correctly movement in the direction of that securities market generally or of a particular industry.  This requires different skills and techniques than predicting changes in the price of individual securities.

Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges.  A securities index fluctuates with changes in the market values of the securities included in the index.

Options on Foreign Currencies

Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes.  For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Certain Funds intend to write covered call options on foreign currencies.  A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes.  A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.  In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.  The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency.  As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Funds’ position, it may not forfeit the entire amount of the premium plus related transaction costs.  In addition, the Fund may purchase call options on currency when the sub-advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time.  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire.  Similarly, if the Fund were unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency.  The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  The Funds’ ability to terminate over-the -counter options (“OTC options”) will be more limited than the exchange-traded options.  It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations.  Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC options and assets used to cover written OTC options as illiquid securities.  With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Forward Currency Contracts

Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.  Forward currency contracts establish an exchange rate at a future date.  These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward currency contract generally has no deposit requirement and is traded at a net price without commission.  Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract.  Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Funds’ securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.  Since consideration of the prospect for currency parities will be incorporated into a sub-advisor’s long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the sub-advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest.  Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate forward currency contracts.  In such event a Fund’s ability to utilize forward currency contracts may be restricted.  Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.  Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.  The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.  In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets.  Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue.  Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Funds’ assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Options on Futures Contracts

Each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts.  These contracts will be entered into only upon the agreement of the Fund’s sub-advisor that such contracts are necessary or appropriate in the management of the Funds’ assets.  These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

No Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions.  In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

Each Fund, except the Touchstone Third Avenue Value Fund and Touchstone Baron Small Cap Growth Fund, will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Funds’ assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner.  In addition, changes in the value of the Funds’ futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities.  Successful use of futures and related options is subject to a Fund sub-advisor’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities.  Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time.  Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

Futures Contracts

A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. government securities, foreign government securities or corporate debt securities.  U.S. futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities and three-month U.S. Treasury bills.  A Fund may also enter into futures contracts that are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”).  It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract’s face value.  Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract.  In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies.  For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund.  If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase.  However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices.  Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Funds’ custodian to collateralize or “cover” the Funds’ obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions.  First, all participants in the futures market are subject to initial deposit and variation margin requirements.  Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate trends by the sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks.  Although each applicable sub-advisor believes that use of such contracts will benefit the respective Fund, if the sub-advisor’s investment judgment about the general direction of interest rates is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract.  For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements.  Such sales of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

Each Fund may purchase and write options on futures contracts for hedging purposes.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency, which is deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Funds’ losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.  For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs.  In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

Additional Risks of Options on Futures Contracts, Forward Contracts, and Options on Foreign Currencies

Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies, and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  Similarly, options on currencies may be traded over-the-counter.  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  A Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options.  It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations.  Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.  With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

Certificates of deposit are debt instruments issued by banks with a fixed or floating interest rate and a specified maturity date.  The issuer agrees to pay the principal amount plus interest to the holder on the maturity date of the certificate.  Certificates of deposit can usually be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Investments in time deposits maturing in more than seven days will be subject to each Fund’s restrictions on illiquid investments.

The Touchstone Money Market Fund may also invest in certificates of deposit, bankers’ acceptances and time deposits issued by foreign branches of national banks.  Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks.  Eurodollar bankers’ acceptances are U.S. dollar denominated bankers’ acceptances “accepted” by foreign branches of major U.S. commercial banks.  Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

Lending of Fund Securities

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the U.S. government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  The SEC currently requires that the following conditions must be met whenever the Funds’ portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

Each Fund may lend securities to brokers, dealers and other financial organizations.  These loans, if and when made, may not exceed 30% (except for the Touchstone Baron Small Cap Growth Fund) of a Fund’s assets taken at value.  A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.  The cash or instruments collateralizing a Fund’s loans of securities will be maintained at all times in a segregated account with the Funds’ custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities.  In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

The Touchstone Baron Small Cap Growth Fund intends to limit the amount of loans of portfolio securities to no more than 25% of total assets.

Borrowing

Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings.  In addition, the Touchstone Core Bond Fund may enter into dollar roll transactions and each Fund, except the Touchstone Third Avenue Value Fund, may enter into reverse repurchase agreements that are treated as borrowing by the Fund.  The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings.  If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test.  To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.  A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Certain of the Funds have adopted non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing.  See the section entitled “Investment Restrictions,” below.

Borrowing magnifies the potential for gain or loss on a Fund’s portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value.  This is the speculative factor known as leverage.

Derivatives

The Funds may invest in various instruments that are commonly known as derivatives.  Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index.  Some “derivatives” such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.  There are, in fact, many different types of derivatives and many different ways to use them.  There is a range of risks associated with those uses.  Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.  However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change.  Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses.  A sub-advisor will use derivatives only in circumstances where the sub-advisor believes they offer the most economic means of improving the risk/reward profile of the Fund.  Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund.  The use of derivatives for non-hedging purposes may be considered speculative.  A description of the derivatives that the Funds may use and some of their associated risks is found above and below.

ADRs, ADSs, EDRs, CDRs and GDRs

American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer.  They are publicly traded on exchanges or over-the-counter in the United States.  European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”) and Global Depository Receipts (“GDRs”), may also be purchased by the Funds.  EDRs, GDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.  Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities.  A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.  All Funds, except the Touchstone Third Avenue Value Fund, may invest in ADRs, ADSs, EDRs, CDRs and GDRs.  The Touchstone Third Avenue Value Fund may only invest in ADRs and ADSs.

U.S. Government Securities

Each Fund may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.  Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”); or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. government securities also include securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program.  Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the United States, the payment of principal and interest on the debt issued by certain private entities through the earlier of the maturity date of the debt or June 30, 2012.

Municipal Securities

The Touchstone Money Market Fund and Touchstone Core Bond Fund may invest in taxable and tax-exempt municipal securities.  Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.  Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.  General obligation bonds are backed by the taxing power of the issuing municipality.  Revenue bonds are backed by the revenues of a project or facility.  The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Mortgage-Related Securities

Each Fund may invest in mortgage-related securities.  There are several risks associated with mortgage-related securities generally.  One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security.  Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund.  The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.  In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities.  Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.  Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested.  If this occurs, a Fund’s yield will correspondingly decline.  Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates.  To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.  Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.  Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Stripped mortgage-related securities are either issued and guaranteed, or privately-issued but collateralized by securities issued by Government National Mortgage Association (“GNMA”), FNMA, or Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be.  The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.  The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its sub-advisor believes that interest rates will remain stable or increase.  In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities.  In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities.  If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities.  Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security.  Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities.  Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms.  There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related security at a time when it wishes to do so.  The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition.  Except for stripped mortgage- related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

Since September 6, 2008, Fannie Mae and Freddie Mac have been under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as conservator.  It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae’s and Freddie Mac’s business structures will be made during or following the termination of the conservatorships.

On February 11, 2011, the U.S. Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market.  The report provides that the Obama Administration will work with the Federal Housing Finance Agency (“FHFA”) to determine the best way to responsibly reduce Fannie Mae’s and Freddie Mac’s role in the market and ultimately wind down both institutions.  Based on quarterly loss figures, in August 2011 both Fannie Mae and Freddie Mac requested additional support from the U.S. Treasury.  In November 2011, Freddie Mac also requested additional support from the U.S. Treasury.  Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the Fannie Mae’s and Freddie Mac’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. government.

Fannie Mae and Freddie Mac are each subject to investigations by the U.S. Department of Justice and the SEC, and each is a party to a number of lawsuits.  Each of Fannie Mae and Freddie Mac may be required to pay substantial judgments, settlements or penalties and incur significant expenses in connection with these investigations and lawsuits, which could have a material adverse effect on each of their businesses, results of operations, financial condition, liquidity and net worth.  Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether.  Importantly, the future of the entities is in question as the U.S. government considers multiple options regarding the future of Fannie Mae and Freddie Mac.

Mortgage-related securities may not be readily marketable.  To the extent any of these securities are not readily marketable in the judgment of the Funds’ sub-advisor; the investment restriction limiting a Fund’s investment in illiquid instruments to not more than 15% (or 5% for the Touchstone Money Market Fund) of the value of its net assets will apply.  The Touchstone Baron Small Cap Growth Fund may not invest more than 5% of its net assets in mortgage-related securities, including stripped mortgage-related securities.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Zero Coupon Securities

Zero coupon corporate or U.S. government securities and step-coupon securities are debt obligations that are issued or purchased at a significant discount from face value.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Pay in-kind securities pay interest through the issuance of additional securities.  Zero coupon securities do not require the periodic payment of interest.  These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.  These investments may experience greater volatility in market value than securities that make regular payments of interest.  The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities that pay interest periodically in cash.  Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not.  Such disposition could be at a disadvantageous price.  Investment in such securities also involves certain tax considerations.

A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds’ distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds.  Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  They also include Coupons Under Book Entry System (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Inflation-Indexed Bonds

The Touchstone Core Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future.  The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Loans and Other Direct Debt Instruments

These are instruments in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables — see “Trade Claims”) or to other parties.  Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality.  Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower.  Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Touchstone Baron Small Cap Growth Fund from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  When the Fund purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument.  The Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company.  Some debt securities purchased by the Fund may have very long maturities.  The length of time remaining until maturity is one factor the sub-advisor considers in purchasing a particular indebtedness.  The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost.  The sub-advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis.  There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities.  Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them.  The Fund may purchase loans from national and state chartered banks as well as foreign ones.  The Fund may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.  The Fund may also invest in distressed first mortgage obligations and other debt secured by real property.  The Fund does not currently anticipate investing more than 5% of its total assets in trade and other claims.

These instruments will be considered illiquid securities and so will be limited, along with a Fund’s other illiquid securities, to not more than 15% of the Funds’ net assets.

Trade Claims

The Touchstone Third Avenue Value Fund may invest in trade claims.  Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.  For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk.  Trade claims are illiquid instruments that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.  The markets in trade claims are not regulated by federal securities laws or the SEC.  Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

Swap Agreements

To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period.  If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount.  Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances.  For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance.  Swap agreements involve risks depending upon the other party’s creditworthiness and ability to perform, as judged by a Fund’s sub-advisor, as well as the Funds’ ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund’s other illiquid securities, to 15% of that Fund’s net assets.

Custodial Receipts

Custodial receipts or certificates, such as Certificates of Accrual on U.S. Treasury Securities (“CATS”), U.S. Treasury Investors Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO Strips”), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic un-matured coupon payments and the final principal payment on the U.S. government security.  Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described above.  Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer.  Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.  In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

When-Issued and Delayed-Delivery Securities

The Funds will only make commitments to purchase securities on a when-issued or to-be-announced (“TBA”) basis with the intention of actually acquiring the securities.  A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

TBA securities are paid for and delivered within 15 to 45 days from their date of purchase.  In connection with these investments, each Fund will direct the custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased.  When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund’s commitments to purchase securities on a when-issued or TBA basis.  To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued or TBA basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund’s payment obligation).

The Touchstone Core Bond Fund may also invest up to 33% of its assets in dollar-roll transactions involving when-issued securities.  The Touchstone Money Market Fund expected that commitments to purchase when-issued securities will not exceed 25% of the value of the Fund’s total assets.

The Touchstone Baron Small Cap Growth Fund will limit its investments in when-issued securities to 5% of its total assets.

Variable-Rate Demand Notes

Certain Funds may purchase variable-rate demand notes.  Variable-rate demand notes that the Funds may purchase are debt instruments that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest with proper notification or at specified intervals from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable-rate demand notes in which the Funds may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument.  These instruments have coupon rates that reset periodically at intervals ranging from daily to up to thirteen months and may be based upon LIBOR or other short-term interest rates such as U.S. Treasury bills or the Fed Funds rate.  The coupon rate on these securities resets at a level that causes its value to approximate par.  Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Funds’ quality standards from an NRSRO or unrated variable-rate demand notes determined by the sub-advisor to be of comparable quality.  If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO.  The sub-advisor may determine that an unrated variable rate demand instrument meets a Fund’s quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor.  If an instrument is ever deemed to not meet a Fund’s quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

While the value of the underlying variable rate demand notes may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments.  Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities.  Each Fund may hold variable rate demand notes on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits.  Because the adjustment of interest rates on the variable rate demand notes is made in relation to money market or short-term interest rates, the variable rate demand notes are not comparable to long-term fixed rate securities.  Accordingly, interest rates on the variable rate demand notes may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

Each of the Touchstone Core Bond Fund and Touchstone High Yield Fund will not invest more than 15% of its net assets in variable-rate demand notes as to which it cannot exercise the demand feature on not more than seven days’ notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities.  The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund’s investment portfolio.

Repurchase Agreements

Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian or tri-party custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York.  The Funds will enter into repurchase agreements that are collateralized by U.S. government obligations or cash.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds’ custodian at the Federal Reserve Bank.  At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Funds’ acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Funds’ money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  Repurchase agreements are considered to be collateralized loans under the 1940 Act.

Each Fund may engage in repurchase agreement transactions.  The Touchstone Money Market Fund will not enter into a repurchase agreement not terminable within seven days if, as result more than 5% of the value of its net assets would be invested in such securities and other illiquid securities.  The Touchstone Core Bond Fund and Touchstone High Yield Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Reverse Repurchase Agreements

In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price.  At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.  Reverse repurchase agreements are considered to be borrowings by a Fund.

The Funds, except the Touchstone Third Avenue Value Fund, may enter into reverse repurchase agreements.

Covered Dollar Rolls

The Touchstone Core Bond Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date.  In a simple dollar roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction.  A strategy may also be used with respect to the dollar roll, where a series of 6 to 12 consecutive dollar roll transactions (approximately 30 days per transaction) are executed.  This allows the Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields.  The additional duration from this strategy would be minimal.

The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will set aside permissible liquid assets in a segregated custodial account to secure its obligation for the forward commitment to buy the securities.  The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable.  The segregated assets effectively collateralize the Fund’s right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.  Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund’s investment limitations on borrowings.  See “Borrowing” and “Investment Restrictions.”

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterpart to the transaction could fail to deliver the securities.  If the counter-party to which the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the securities may be restricted.  Finally, there can be no assurance that Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.  Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Funds’ borrowing.

Temporary Defensive Positions

For temporary defensive purposes during periods when the sub-advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers’ acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

In addition, for the same purposes, each Fund may also hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies.  Any temporary investments may be purchased on a when-issued basis.

Initial Public Offerings (IPOs)

An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When a Fund’s asset base is small, a significant portion of the Funds’ performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Funds’ assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.  Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time.  This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  There is no assurance that the Fund will be able to obtain allocable portions of IPO shares.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions.  They may be more dependent on key managers and third-parties and may have limited product.  The Touchstone Third Avenue Value Fund intends to invest occasionally in the common stock of selected “unseasoned” companies.

Convertible Securities

Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock.  Convertible securities entail less credit risk than the issuer’s common stock.

Real Estate Investment Trusts (“REITs”)

The equity funds may invest in the equity securities of REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested.  Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks).  REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.  REITs may also be affected by tax and regulatory requirements.

Standard & Poor’s Depositary Receipts (“SPDRs”)

SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index.  There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities.  SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

Securities of Other Investment Companies

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies.  These investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  A Fund’s purchase of investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the SEC that permits each Fund (except the Touchstone Money Market Fund) to invest its uninvested cash or cash collateral in one or more affiliated money market funds.  Each Fund (except the Touchstone Money Market Fund) may invest up to 25% of its assets in affiliated money market funds, subject to that Fund’s investment limitations and certain other conditions pursuant to the exemptive order.

Short Sales

When a Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price.  The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security.  To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.  The Fund may have to pay a premium to borrow the security.  The Fund may, but will not necessarily, receive interest on such proceeds.  The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security.

The Funds’ obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. government securities or other securities acceptable to the broker.  In addition, the Fund will be required to deposit cash or U.S. government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.  The Fund will receive the interest accruing on any U.S. government securities held as collateral in the segregated account with the custodian.  The deposits do not necessarily limit the Funds’ potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain.  Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

The Touchstone Third Avenue Value Fund and Touchstone Baron Small Cap Growth Fund may engage in short sales.  These Funds may also enter into short sales against the box.  A short sale is against the box when, at all times during which a short position is open, the Fund owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

Asset-Backed Securities (“ABS”)

ABS are securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.  The credit quality of an asset-backed security transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.  Some ABS are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

The Touchstone Third Avenue Value Fund and Touchstone Core Bond Fund may invest in certain asset-backed securities.

Overseas Private Investment Corporation Certificates

The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation (“OPIC”).  OPIC is a U.S. government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 150 countries worldwide.  OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation.  OPIC can lend on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis.  OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies.  These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. government.

Floating-Rate, Inverse Floating—Rate, and Index Obligations

These securities are debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price.  These securities may be backed by U.S. government or corporate issuers, or by collateral such as mortgages.  The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.  However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund cannot or will not invest.

Floating rate securities pay interest according to a coupon that is reset periodically.  The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool.  Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula.  Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.  Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.  Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized.  The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

The Touchstone Third Avenue Value Fund may invest in these types of securities, but it does not intend to invest more than 5% of its total assets in inverse floating rate securities.

Warrants and Rights

Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

The Touchstone Baron Small Cap Growth Fund may purchase warrants and rights, provided that the Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Investment Policies of the Touchstone Third Avenue Value Fund

In selecting common stocks for the Touchstone Third Avenue Value Fund, the sub-advisor generally seeks companies that exhibit the following characteristics:

•                  A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information.)

•                  Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

•                  Availability of comprehensive and meaningful financial and related information.  A key disclosure is audited financial statements and information which the sub-advisor believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

•                  Availability of the security at a market price which the sub-advisor believes is at a substantial discount to the sub-advisor’s estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

Investing in equity securities has certain risks, including the risk that the financial condition of any issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund’s shares).  Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change.  These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.  The value of the common stocks owned by a Fund thus may be expected to fluctuate.

In selecting preferred stocks, the sub-advisor will use its selection criteria for either common stocks or debt securities, depending on the sub-advisor’s determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer’s capital structure.  Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks.  For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer.  Such securities may pay cumulative dividends.  Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

The Touchstone Third Avenue Value Fund intends its investment in debt securities to be, for the most part, in securities which the sub-advisor believes will provide above-average total returns, which can be generated from a combination of sources, including capital appreciations, fees and interest income.  In selecting debt instruments for the Fund, the sub-advisor requires the following characteristics:

•                  Reasonable covenant protection, price considered; and

•                  Total return potential substantially above that of a comparable credit.

In acquiring debt securities for the Fund, the sub-advisor generally will look for covenants that protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration.  Also, the sub-advisor will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, re-financings, or acquisitions.  The sub-advisor will also use its best judgment as to the most favorable range of maturities.  In general, the Touchstone Third Avenue Value Fund will acquire debt issues that have a senior position in an issuer’s capitalization and will avoid “mezzanine” issues such as non-convertible subordinated debentures.  See also “Fixed-Income and Other Debt Investment Securities.”

Investments Policies of the ETF Funds

Each ETF Fund seeks to achieve its investment goal by investing substantially all of its assets in a select group of ETFs of the iShares® Trust representing different combinations of stocks, bonds, and cash investments and reflecting varying degrees of potential investment risk and reward.  Each ETF Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.  Each ETF Fund may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs.  Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  These limitations currently provide, in part, that the ETF Funds may not purchase shares of an investment company if (a) such a purchase would cause an ETF Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause an ETF Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of an ETF Fund’s total assets would be invested in the aggregate in all investment companies.  As a shareholder in an investment company, an ETF Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF.  The ETF Funds have entered into several such agreements and may enter into others.

The following information directly relates to the investment policies, techniques, and risks of the underlying funds.  It provides information about the types of securities in which one or more of the ETF Funds may invest through their investment in the underlying funds.  However, the information in “Money Market Instruments,” “Repurchase Agreements” and “Rating Services” also applies generally to direct investments that may be made by the ETF Funds.  The information in “Temporary Defensive Positions” only applies to direct investments that may be made by the ETF Funds.

ETF Funds — Generally

The investment goals of each underlying fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index representing a segment of the U.S. bond market (in the case of the underlying bond funds) or representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries (in the case of the underlying equity funds).  Each underlying fund is managed by BlackRock Fund Advisors (“BFA”), a subsidiary of BlackRock Institutional Trust Company N.A.  The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals.

Shares of each underlying fund are listed on the NYSE and trade throughout the day on these listing exchanges and other secondary markets.  There can be no assurance that the requirements of a listing exchange necessary to maintain the listing of shares of any underlying fund will continue to be met.  A listing exchange may, but is not required to, remove the shares of an underlying fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of an underlying fund, there are fewer than 50 beneficial owners of the shares of an underlying fund for 30 or more consecutive trading days; (ii) the value of the underlying index on which such underlying fund is based is no longer calculated or available; (iii) the “indicative optimized portfolio value” (“IOPV”) of an underlying fund is no longer calculated or available; or (iv) such other event shall occur or condition shall exist that, in the opinion of the listing exchange, makes further dealings on the listing exchange inadvisable.  A listing exchange will remove the shares of an underlying fund from listing and trading upon termination of such underlying fund.  The iShares® Trust reserves the right to adjust the share prices of shares in the future to maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable underlying fund.

Temporary Defensive Positions

For temporary defensive purposes during periods when the sub-advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers’ acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

In addition, for the same purposes, each Fund may also hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies.  Any temporary investments may be purchased on a when-issued basis.

THE FOLLOWING SECTIONS APPLY TO THE iSHARES BARCLAYS AGGREGATE BOND FUND.

Asset-Backed and Commercial Mortgage-Backed Securities

The iShares Barclays Aggregate Bond Fund may invest in asset-backed and commercial mortgage-backed securities.  Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets.  Commercial mortgage-backed securities are securities backed by commercial real estate properties.  Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis.  The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities).  The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities.  For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Beginning in the second half of 2007 through 2009, the market for asset-backed and mortgage-backed securities experienced substantially, often dramatically, lower valuations and reduced liquidity.  These instruments continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.

Mortgage Pass-Through Securities

A significant portion of the Barclays U.S. Aggregate Bond Index represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market.  Therefore, a substantial portion of the iShares Barclays Aggregate Bond Fund’s assets are invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities included in such index.  The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises, such as GNMA, FNMA or FHLMC.  In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans.  The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities.  The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.  The portion of the Barclays U.S. Aggregate Bond Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of fixed-rate and hybrid ARMs mortgage pass-through securities.  A hybrid ARM is a mortgage in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7 or 10 years) and a floating rate after that period, combining the features of fixed-rate and adjustable-rate mortgage securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans).  The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows value and yield of the mortgage pool.  In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.  These factors combine to make trading in mortgage pools somewhat cumbersome.  For these and other reasons, the iShares Barclays Aggregate Bond Fund seeks to obtain exposure to the fixed-rate portion of the U.S. agency mortgage pass-through securities, which represent a significant portion of their respective underlying indexes, primarily through the use of “to-be-announced” or “TBA transactions.”  “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security.  Most transactions in fixed-rate mortgage pass-through securities occur through the use of TBA transactions.  TBA transactions generally are conducted in accordance with widely accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery.  In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par-amount, and price.  The actual pools delivered generally are determined two days prior to settlement date.  The underlying fund intends to use TBA transactions in several ways.  For example, the underlying fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements.  This type of TBA transaction is sometimes known as a “TBA roll.”  In a “TBA roll” the underlying fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities.  In addition, the underlying fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.  Default by or bankruptcy of a counterparty to a TBA transaction would expose the underlying fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.  To seek to minimize this risk, the underlying fund will enter into TBA transactions only with established counter parties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties.  The underlying fund’s use of “TBA rolls” may cause the underlying fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other underlying funds described herein.

The iShares Barclays Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BFA.  The underlying funds will each assume it’s pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each underlying fund’s own fees and expenses.

THE FOLLOWING SECTION APPLIES TO THE iSHARES BARCLAYS 1-3 TREASURY BOND FUND AND iSHARES BARCLAYS AGGREGATE BOND FUND.

Bonds

Each underlying fund invests a substantial portion of its assets in U.S. dollar-denominated bonds.  A bond is an interest-bearing security issued by a company, governmental unit or a non-U.S. entity.  The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date.  Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case an underlying fund may have to reinvest the proceeds at lower market rates.  Similarly, an underlying fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates.  Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond.  The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise.  Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls.  When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium.  Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount.  Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value.  Other types of bonds bear interest at an interest rate that is adjusted periodically.  Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.  Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.  Each underlying fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  Bonds may be senior or subordinated obligations.  Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations.  Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

U.S. Government Obligations

Certain of the underlying funds may invest in various types of U.S. government obligations.  U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.  Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC and Federal Home Loan Bank (“FHLB”) notes).  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.  As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Since September 6, 2008, Fannie Mae and Freddie Mac have been under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as conservator.  It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae’s and Freddie Mac’s business structures will be made during or following the termination of the conservatorships.

On February 11, 2011, the U.S. Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market.  The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce Fannie Mae’s and Freddie Mac’s role in the market and ultimately wind down both institutions.  Based on quarterly loss figures, in August 2011 both Fannie Mae and Freddie Mac requested additional support from the U.S. Treasury.  In November 2011, Freddie Mac also requested additional support from the U.S. Treasury.  Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the Fannie Mae and Freddie Mac’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. government.

Fannie Mae and Freddie Mac are each subject to investigations by the U.S. Department of Justice and SEC, and each is a party to a number of lawsuits.  Each of Fannie Mae and Freddie Mac may be required to pay substantial judgments, settlements or penalties and incur significant expenses in connection with these investigations and lawsuits, which could have a material adverse effect on each of their businesses, results of operations, financial condition, liquidity and net worth.  Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether.  Importantly, the future of the entities is in question as the U.S. government considers multiple options regarding the future of Fannie Mae and Freddie Mac.

THE FOLLOWING SECTIONS APPLY TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES BARCLAYS 1-3 TREASURY BOND FUND AND iSHARES BARCLAYS AGGREGATE BOND FUND.

Currency Transactions

The underlying funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the underlying fund’s assets that are denominated in non-U.S. currency.  An underlying fund may enter into a non-U.S. currency forward and a non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time.  Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.  To the extent required by law, liquid assets committed to futures contracts will be maintained by the underlying funds.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical.  Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes.  Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency.  If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an underlying fund’s return with the performance of its underlying index and may lower the underlying fund’s return.  The underlying fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market.  In addition, each underlying fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

Non-U.S. Securities

Each underlying fund intends to purchase publicly-traded common stocks of non-U.S. issuers.  To the extent an underlying fund invests in stocks of non-U.S. issuers, certain of the underlying funds’ investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”).  Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer.  For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer.  For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer.  Depositary Receipts are not necessarily denominated in the same currency as their underlying securities.  Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets.  GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The underlying funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available.  In general, Depositary Receipts must be sponsored but an underlying fund may invest in unsponsored Depositary Receipts under certain limited circumstances.  The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.  Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers.  These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital.  Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers.  Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Tracking Stocks

A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division.  The tracking stock may pay dividends to shareholders independent of the parent company.  The parent company, rather than the business unit or division, generally is the issuer of tracking stock.  However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

THE FOLLOWING SECTIONS APPLY TO ALL THE UNDERLYING FUNDS:

Futures and Options

Futures contracts and options may be used by an underlying fund to simulate investment in its underlying index, to facilitate trading or to reduce transaction costs.  Each underlying fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange.  No underlying fund will use futures or options for speculative purposes.  Each underlying fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).  iShares Trust, on behalf of each underlying fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each underlying fund is not subject to registration or regulation as a commodity pool operator under the CEA.  The CFTC has proposed certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments.  If these regulatory changes are ultimately adopted by the CFTC, an underlying fund may be subject to the CFTC registration requirements, and the disclosure and operations of each underlying fund would need to comply with all applicable regulations governing commodity pools.  Compliance with these additional registration and regulatory requirements would increase an underlying fund’s expenses.  BFA may also be subject to CFTC regulation if an underlying fund is deemed to be a commodity pool.  Other potentially adverse regulatory initiatives could also develop.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price.  Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments.  Each underlying fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made.  To the extent required by law, liquid assets committed to futures contracts will be maintained by the underlying funds.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time.  A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time.  The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.  Each underlying fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase.  Each underlying fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Investments in futures contracts and other investments that contain leverage may require an underlying fund to maintain liquid assets.  Generally, an underlying fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis.  With respect to futures contracts that are contractually required to “cash-settle,” an underlying fund maintains liquid assets in an amount at least equal to an underlying fund’s daily marked-to-market obligation (i.e., each underlying fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset).  By maintaining assets equal to its net obligation under cash-settled futures contracts, the underlying fund may employ leverage to a greater extent than if an underlying fund set aside assets equal to the futures contracts’ full notional value.  Each underlying fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs.  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each underlying fund.  The potential for loss related to writing call options is unlimited.

The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

Each underlying fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be affected.

Upon entering into a futures contract, an underlying fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  At any time prior to the expiration of a futures contract, an underlying fund may elect to close the position by taking an opposite position, which will operate to terminate the underlying fund’s existing position in the contract.

Risks of Futures and Options Transactions

There are several risks accompanying the utilization of futures contracts and options on futures contracts.  First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange).  While each underlying fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.  Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the underlying index.  In the event of adverse price movements, an underlying fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if an underlying fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, an underlying fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited.  The underlying funds do not plan to use futures and options contracts in this way.  The risk of a futures position may still be large as traditionally measured due to the low margin deposits required.  In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.  The underlying funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by an underlying fund involves the risk of imperfect or even negative correlation to the underlying index if the index underlying the futures contract differs from the underlying index.  There is also the risk of loss by an underlying fund of margin deposits in the event of bankruptcy of a broker with whom an underlying fund has an open position in the futures contract or option.  The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.  Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting an underlying fund to substantial losses.  In the event of adverse price movements, an underlying fund would be required to make daily cash payments of variation margin.

Illiquid Securities

Each underlying fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of the investment).  Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Investment Companies

Each underlying fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law.  The iShares MSCI EAFE Index Fund may also invest in real estate investment trusts (“REITs”) to the extent allowed by law.  Under the 1940 Act, an underlying fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the underlying fund’s total assets with respect to any one investment company and (iii) 10% of the underlying fund’s total assets with respect to investment companies in the aggregate.  To the extent allowed by law or regulation, each underlying fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.  Other investment companies in which an underlying fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees that would be in addition to those incurred by the underlying fund.

Lending Portfolio Securities

Each underlying fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA.  The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned.  No securities loan shall be made on behalf of an underlying fund if, as a result, the aggregate value of all securities loans of the particular underlying fund exceeds one-third of the value of such underlying fund’s total assets (including the value of the collateral received).  A underlying fund may terminate a loan at any time and obtain the return of the securities loaned.  Each underlying fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral.  The underlying funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower.  In the case of collateral other than cash, an underlying fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities.  Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending underlying fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each underlying fund has agreed to pay a borrower), and credit, legal, counterparty and market risk.  If a securities lending counterparty were to default, an underlying fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral.  In the event a borrower does not return an underlying fund’s securities as agreed, the underlying fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.  This event could trigger adverse tax consequences for the underlying funds.

Each underlying fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the underlying fund’s Board of Trustees.  To the extent that the underlying funds engage in securities lending, BlackRock Institutional Trust Company (“BTC”) acts as securities lending agent for the underlying funds subject to the overall supervision of BFA.  BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Money Market Instruments

Each ETF Fund or underlying fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons.  The instruments in which the ETF Funds or underlying fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality is determined by BFA or the sub-advisor; and (iv) repurchase agreements.  CDs are short-term negotiable obligations of commercial banks.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.  Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.  To the extent allowed by law or regulation, the underlying funds of the ETF funds may invest its assets in the securities of investment companies that are money market funds, including those advised by or otherwise affiliated with BFA.  Other investment companies in which these funds may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by such funds.

Repurchase Agreements

Each ETF Fund or an underlying fund may enter into repurchase agreements with banks and securities dealers.  Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities.  Should an ETF Fund or underlying fund enter into a repurchase agreement, it would maintain custody of the underlying securities prior to their repurchase.  Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities.  If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest.  Default by or bankruptcy of a seller would expose each ETF Fund or underlying fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations.  The financial institutions with which each ETF Fund or underlying fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy.  BFA or the sub-advisor will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest).  In addition, the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, must be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement.  The value of the securities will be marked-to-market daily.  Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements

An underlying fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing.  Generally the effect of such transactions is that the underlying fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the underlying fund is able to keep some of the interest income associated with those securities.  Such transactions are advantageous only if the underlying fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash.  Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each underlying fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the underlying fund.  The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each underlying fund’s assets.  An underlying fund’s exposure to reverse repurchase agreements will be covered by liquid assets with securities having a value equal to or greater than such commitments.  Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Swap Agreements

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset.  In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset.  Swap agreements will usually be performed on a net basis, with each underlying fund receiving or paying only the net amount of the two payments.  The net amount of the excess, if any, of an underlying fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each underlying fund.  The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  These transactions generally do not involve the delivery of securities or other underlying assets or principal.

INVESTMENT LIMITATIONS

Fundamental Policies. The “fundamental policies” of each Fund may not be changed with respect to the Fund without the approval of a “majority of the outstanding voting securities” of the Fund.  “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

The following fundamental policies are applicable to all Funds:

Each Fund may not:

(1) issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(2) engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(3) underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(4) (i) (All Funds except ETF Funds) purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Funds’ total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(ii) (ETF Funds) concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) except that an ETF Fund will concentrate to approximately the same extent that its underlying funds and their underlying index concentrates in the stocks of such particular industry or group of industries (for purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered issued by members of any industry);

(5) purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

(6) purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts;

(7) make loans to other persons except that the Fund may (i) engage in repurchase agreements (or reverse repurchase agreements for the ETF Funds); (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act; and

(8) (All Funds except Touchstone Third Avenue Value Fund) purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund.

2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets.)

3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.  The Funds’ current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments and derivative transactions, with appropriate earmarking or segregation of assets to cover such obligation.

Non-fundamental Operating Policies.  Certain Funds have adopted additional restrictions as a matter of “operating policy.”  These restrictions are non-fundamental and are changeable by the Board without a shareholder vote.

THE NON-FUNDAMENTAL POLICIES OF THE TOUCHSTONE LARGE CAP CORE EQUITY FUND, TOUCHSTONE HIGH YIELD FUND, AND TOUCHSTONE CORE BOND FUND:

The Funds may not:

(i)                                     Touchstone Large Cap Core Equity Fund and Touchstone High Yield Fund - borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

Touchstone Core Bond Fund Only - except for the use of reverse repurchase agreements and covered dollar rolls, borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes.

(ii)                                  pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund’s  total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii)                               purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv)                              sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v)                                 invest for the purpose of exercising control or management;

(vi)                              purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company, provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii)                           invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two NRSROs and the Fund’s Board have determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund’s Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund’s Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund’s Board of Trustees;

(viii)                        invest more than 10% of the Fund’s total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A securities deemed liquid in accordance with guidelines approved by the Fund’s Board of Trustees);

(ix)                              purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(x)                                 make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

(xi)                              purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund’s aggregate investment in such classes of securities will exceed 5% of its total assets;

(xii)                           write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund’s net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund’s obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

(xiii)                        buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:  (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund’s total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund’s total assets.

THE NON-FUNDAMENTAL POLICIES OF THE TOUCHSTONE MID CAP GROWTH FUND:

(i)                                     The Touchstone Mid Cap Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes.  In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

(ii)                                  The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Fund’s assets to secure its borrowings; or (d) a pledge of the Fund’s assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

THE NON-FUNDAMENTAL POLICIES OF THE TOUCHSTONE BARON SMALL CAP GROWTH FUND AND TOUCHSTONE THIRD AVENUE VALUE FUND:

(i)                                     The Funds do not currently intend to borrow money or issue senior securities, except that the Touchstone Third Avenue Value Fund may borrow in an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing.  The Touchstone Baron Small Cap Growth Fund may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests.  The Touchstone Baron Small Cap Growth Fund may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes.  If such borrowings exceed 5% of the Touchstone Baron Small Cap Growth Fund’s total assets, the Funds will make no further investments until such borrowing is repaid.  It is the current intention of the Touchstone Baron Small Cap Growth Fund not to borrow money in excess of 5% of its assets.  A Fund may pledge up to 5% (10% in the case of Touchstone Baron Small Cap Growth Fund) of its total assets as security for such borrowing.  For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund.

(ii)                                  The Funds do not currently intend to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Fund except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Funds’ total assets taken at cost (10% in the case of Touchstone Baron Small Cap Growth Fund), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Fund that may use options or futures strategies.

(iii)                               The Funds do not currently intend to purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Fund that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

(iv)                              The Funds do not currently intend to make short sales of securities or maintain a short position, except to the extent described in the prospectus or SAI.

(v)                                 Touchstone Baron Small Cap Growth Fund only.  The Fund may write call options if the calls written by any of the Fund are covered throughout the life of the option.  A call is covered if the Fund (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Fund or (iii) in the case of options on certain U.S. government securities or which are settled in cash, the Fund maintains, in a segregated account with the custodian, cash or U.S. government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call.

(vi)                              Touchstone Baron Small Cap Growth Fund only.  The Fund may write listed put options only if they are secured.  A put is secured if a Fund (i) maintains in a segregated account with the custodian, cash or U.S. government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price.

(vii)                           The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund’s total assets.

(viii)                        The Fund does not currently intend to purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund’s existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Fund’s  total assets.  For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

(ix)                              The Fund does not currently intend to enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Fund’s total assets (calculated in accordance with CFTC regulations).

THE NON-FUNDAMENTAL POLICIES OF THE TOUCHSTONE MONEY MARKET FUND:

(i)                                     The Touchstone Money Market Fund does not currently intend to issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

(ii)                                  The Touchstone Money Market Fund does not currently intend to borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets.  The Touchstone Money Market Fund does not currently intend to make any borrowing that would cause outstanding borrowings to exceed one-third of the value of its total assets.

(iii)                               The Touchstone Money Market Fund does not currently intend to purchase, hold or deal in real estate.

(iv)                              The Touchstone Money Market Fund does not currently intend to purchase, hold or deal in commodities.

(v)                                 The Touchstone Money Market Fund does not currently intend to engage in the purchase or sale of put or call options.

(vi)                              The Touchstone Money Market Fund does not currently intend to make loans to other persons if, as a result, more than one-third of the value of the Fund’s total assets would be subject to such loans.  This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations or (b) engaging in repurchase transactions.

(vii)                           The Touchstone Money Market Fund does not currently intend to invest in oil, gas or other mineral explorative or development programs.

(viii)                        The Touchstone Money Market Fund does not currently intend to invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States government or its agencies or instrumentalities or repurchase agreements with respect thereto.

(ix)                              The Touchstone Money Market Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the 1940 Act.)

(x)                                 The Touchstone Money Market Fund does not currently intend to invest more than 25% of its total assets in a particular industry, except that the Fund may invest more than 25% of total assets in securities of banks.  Currently, the SEC defines the term “bank” to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations.  These limitations do not apply to obligations of the U.S. government or any of its agencies or instrumentalities.  The Touchstone Money Market Fund does not consider utilities or companies engaged in finance generally to be one industry.  Finance companies will be considered a part of the industry they finance (e.g., GMAC-auto; VISA-credit cards).  Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(xi)                              The Touchstone Money Market Fund does not currently intend to purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 5% of the value of its net assets would be invested in such securities.

(xii)                           The Touchstone Money Market Fund does not currently intend to invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

(xiii)                        The Touchstone Money Market Fund does not currently intend to purchase securities or evidence of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

(xiv)                       The Touchstone Money Market Fund does not currently intend to make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

The following non-fundamental operating policy is applicable only to the Touchstone High Yield Fund, Touchstone Core Bond Fund, Touchstone Baron Small Cap Growth Fund, Touchstone Mid Cap Growth Fund and Touchstone Large Cap Core Equity Fund.

Each Fund may not change its policy of investing, under normal circumstances, at least 80% of its net assets (defined as net assets, plus the amount of any borrowings for investment purposes), in investments suggested by the Funds’ name as described in the prospectus, without providing shareholders with at least 60 days’ prior notice of such change.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held.  All Funds managed by the Advisor are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Funds Group

Trust and Touchstone Institutional Funds Trust.  The Trustees, who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office(2) And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(3)	Other Directorships Held During Past 5 Years(4)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President and Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	52

Director of LaRosa’s (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company),  Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust’s distributor), Touchstone Advisors (the Trust’s investment advisor and administrator), W&S Brokerage Services (a brokerage company) and W&S Financial Group Distributors (a distribution company.)

Independent Trustees:

Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1994	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	52

Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994 – 2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	None	52	BASCO Shower Enclosures (a design and manufacturing company) from 2000 to present; Hebrew Union College- Jewish Institute of Religion from 1990 to present.

Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2003 -2008.	52	Riverfront Mutual Funds (until 2008).

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 11/2012 to present.	52

Trustee of Gateway Trust (a mutual fund) from 2006 - 2009, Trustee of Cincinnati Parks Foundation (a charitable organization) from 2000 to present, Trustee of Episcopal Retirement Homes Foundation from 1998-2011.

(1)         Ms. McGruder, as a director of the Advisor and Touchstone Securities and an officer of various affiliates of the Advisor and Touchstone Securities is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2)         Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3)         The Touchstone Fund Complex consists of 11 series of the Trust, 19 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 14 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

(4)         Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust, and Touchstone Institutional Funds Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009

President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007 – 2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002 – 2007.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003 – 2010.

Michael R. Moser Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Senior Vice President, Chief Financial Officer, and Chief Operations Officer and of IFS Financial Services, Inc. (a holding company).

Elizabeth R. Freeman BNY Mellon Investment Servicing (US) Inc. 201 Washington Street Boston, MA Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011	Managing Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

(1)  Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

Additional Information About the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Ms. McGruder, experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox, experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Lerner, owner of a management consulting services company and executive experience at various businesses; Mr. Siekmann, accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses and a leadership role at a charitable organization; and Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Board Structure

The Board of Trustees is composed of four Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board of Trustees.  The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee.  Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.  Except for any duties specified herein, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Standing Committees of the Board

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee.   All Independent Trustees are members of the Audit Committee.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  During the fiscal year ended December 31, 2012, the Audit Committee held four meetings.

Governance Committee.  All Independent Trustees are members of the Governance Committee.  The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  The Governance Committee held four meetings during the fiscal year ended December 31, 2012.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to Susan J. Hickenlooper, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall supervision of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the sub-administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The

Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Trustees’ Ownership in Funds

The following table reflects the Trustees’ beneficial ownership in the Funds and the Touchstone Fund Complex as of December 31, 2012:

Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Shares in the Touchstone Fund Complex (1)
Jill T. McGruder	None	Over $100,000
Phillip R. Cox	None	$1 to $10,000
H. Jerome Lerner	None	Over $100,000
Donald C. Siekmann	None	Over $100,000
Susan J. Hickenlooper	None	Over $100,000

(1)         As of December 31, 2012, The Touchstone Family of Funds consisted of 11 series of the Trust, 3 series of Touchstone Tax-Free Trust, 22 series of Touchstone Strategic Trust, 17 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 4 series of Touchstone Investment Trust.  Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Investment Trust.

Trustee Compensation

The following table reflects the fees paid to the Trustees by the Trust and the total compensation paid by the Touchstone Fund Complex for the year ended December 31, 2012.

Name	Aggregate Compensation From the Trust	Total Compensation From the Touchstone Fund Complex(2)
Jill T. McGruder	$0.00	$0.00
Phillip R. Cox	$18,706	$82,400
Donald Siekmann	$17,730	$83,625
Susan J. Hickenlooper	$15,789	$72,940
H. Jerome Lerner	$15,789	$72,940

(1)         The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2012 was $4,000.

(2)         As of December 31, 2012, the Touchstone Fund Complex consists of 11 series of the Trust, 4 series of Touchstone Investment Trust, 17 series of Touchstone Funds Group Trust, 22 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust and 1 series of Touchstone Institutional Funds Trust.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Beginning 1/1/13	$11,000	$4,500	$4,500	$5,000
10/1/11-12/31/12	$9,500	$3,600	$3,388	$4,500

Leading Trustee Fees
Beginning 1/1/13	$5,000
10/1/11-12/31/12	$3,000

Committee Chair Fees
Beginning 1/1/13	$1,000	$1,500	$1,500
10/1/11-12/31/12		$1,400	$2,137

2013 Telephonic Meeting Attendance Fee = $1,500

All fees are split equally among the Funds comprising the Touchstone Fund Complex.

THE INVESTMENT ADVISOR AND SUB-ADVISORS

The Investment Advisor.  Touchstone Advisors, Inc. (the “Advisor”) is the Funds’ investment manager and administrator.  The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company.  Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc.  Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Investment Advisory Agreement.  Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Fund’s sub-advisor, reviews and evaluates the performance of the sub-advisor, and determines whether or not the sub-advisor should be replaced, subject to the supervision of, and policies established by, the Board of Trustees of the Trust.  The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services.  For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below.  The Advisor pays sub-advisory fees to the sub-advisor from its advisory fee.

Fund	Investment Advisory Fee
Touchstone Baron Small Cap Growth Fund	1.05% of average daily net assets.

Touchstone Mid Cap Growth Fund	0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; and 0.65% of assets over $1 billion

Touchstone Third Avenue Value Fund	0.80% on the first $100 million of average daily net assets; 0.75% on the next $100 million; 0.70% on the next $100 million; and 0.65% of assets over $300 million.

Touchstone Large Cap Core Equity Fund	0.65% on the first $100 million of average daily net assets; 0.60% on the next $100 million; 0.55% on the next $100 million; and 0.50% of assets over $300 million.

Touchstone High Yield Fund	0.50% on the first $100 million of average daily net assets; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.35% of assets over $300 million.

Touchstone Core Bond Fund	0.55% on the first $100 million of average daily net assets; 0.50% on the next $100 million; 0.45% on the next $100 million; and 0.40% of assets over $300 million.

Touchstone Money Market Fund	0.18% of average daily net assets.

Touchstone Conservative ETF Fund Touchstone Moderate ETF Fund Touchstone Aggressive ETF Fund Touchstone Enhanced ETF Fund	0.40% of the first $50 million of average daily net assets; 0.38% on the next $50 million; and 0.36% of assets over $100 million.

The Funds shall pay the expenses of their operation, including but not limited to; (i) charges and expenses of outside pricing services; (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer agent and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices,  proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Independent Trustees of the Trust; (x) compliance fees and expenses and (xi) interest on borrowed money, if any.  The Advisor pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor.

By its terms, the advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of a Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of the majority of a Fund’s outstanding voting securities, or by the Advisor.  The advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business do not exceed the contractual limits set forth below).

Fee waivers or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  These fee waivers and expense reimbursements will remain in effect until at least April 29, 2014.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Fund	Contractual Limit
Touchstone Baron Small Cap Growth Fund	1.55%
Touchstone Mid Cap Growth Fund	1.26%
Touchstone Third Avenue Value Fund	1.17%
Touchstone Large Cap Core Equity Fund	1.00%
Touchstone High Yield Fund	1.05%
Touchstone Core Bond Fund	1.00%
Touchstone Money Market Fund	0.75%
Touchstone Conservative ETF Fund	0.75%
Touchstone Moderate ETF Fund	0.75%
Touchstone Aggressive ETF Fund	0.75%
Touchstone Enhanced ETF Fund	0.75%

Advisory Fees and Fee Waivers.  The advisory fees incurred by the Funds during the fiscal years ended December 31, 2012, 2011, and 2010 are stated below.  The footnotes show the amount of contractual fees waived or expenses reimbursed by the Advisor.

Advisory Fees*	2012	2011	2010
Touchstone Baron Small Cap Growth Fund	$199,712	$233,925	$220,191
Touchstone Core Bond Fund	$295,231	$258,937	$220,441
Touchstone High Yield Fund	$151,099	$149,585	$160,149
Touchstone Large Cap Core Equity Fund	$231,533	$264,528	$344,656
Touchstone Mid Cap Growth Fund	$164,156	$191,646	$205,906

Advisory Fees*	2012	2011	2010
Touchstone Money Market Fund	$76,093	$100,106	$131,118
Touchstone Third Avenue Value Fund	$260,359	$354,627	$405,802
Touchstone Conservative ETF Fund	$94,457	$92,924	$91,544
Touchstone Moderate ETF Fund	$176,700	$195,366	$209,662
Touchstone Aggressive ETF Fund	$61,903	$68,613	$66,695
Touchstone Enhanced ETF Fund	$45,388	$52,560	$60,776

*Out of the advisory fee, the Advisor pays Integrity Life Insurance Company, National Integrity Life Insurance Company (the “Integrity Companies”) and certain other affiliates, a shareholder servicing fee of up to 0.25% annually for each Fund.  In exchange for the shareholder servicing fee, these affiliates provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract holders; and recordkeeping and similar administrative services.  If an ETF Fund’s net expenses exceed 0.50%, the Integrity Life Insurance Company has agreed to reduce the shareholder servicing fee by a corresponding amount and, to the extent necessary, reimburse the Advisor from its own assets.

The advisory fees waived or reimbursed by the Advisor during the fiscal years ended December 31, 2012, 2011 and 2010 are stated below.

Fees Waived or Reimbursed	2012	2011	2010
Touchstone Baron Small Cap Growth Fund	$26,164	$18,309	$14,115
Touchstone Core Bond Fund	$1,794	$0	$0
Touchstone High Yield Fund	$15,635	$0	$252
Touchstone Large Cap Core Equity Fund	$56,542	$53,498	$22,598
Touchstone Mid Cap Growth Fund	$10,905	$8,783	$25,431
Touchstone Money Market Fund	$153,742	$194,882	$81,849
Touchstone Third Avenue Value Fund	$72,371	$69,550	$353,838
Touchstone Conservative ETF Fund	$60,580	$55,023	$56,836
Touchstone Moderate ETF Fund	$74,437	$78,137	$76,174
Touchstone Aggressive ETF Fund	$49,551	$50,230	$53,111
Touchstone Enhanced ETF Fund	$46,906	$48,616	$48,479

Administration Agreement.  The Advisor provides administrative services to the Trust under an Administration Agreement.  The Advisor supervises the performance of the service providers, provides performance and compliance reports, supervises the disbursement of expenses and assists with the development of new series.  The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of the Trust’s aggregate net assets up to $1 billion, 0.16% of the next $1 billion of aggregate net assets and 0.12% on assets in excess of $2 billion.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon and pays BNY Mellon a sub-administrative fee out of its administrative fee.  (See “Transfer and Sub-Administrative Agent” in this SAI).

Below are the administrative service fees paid by the Funds to the Advisor during the fiscal years ended December 31, 2012, 2011 and 2010:

Administration Fees	2012	2011	2010
Touchstone Baron Small Cap Growth Fund	$38,040	$44,557	$41,941
Touchstone Core Bond Fund	$107,357	$94,160	$80,161
Touchstone High Yield Fund	$60,440	$59,835	$64,060
Touchstone Large Cap Core Equity Fund	$71,241	$81,394	$106,049
Touchstone Mid Cap Growth Fund	$43,775	$50,657	$51,477
Touchstone Money Market Fund	$84,512	$111,222	$145,451
Touchstone Third Avenue Value Fund	$65,090	$88,657	$101,451
Touchstone Conservative ETF Fund	$47,229	$46,463	$45,772
Touchstone Moderate ETF Fund	$88,350	$97,788	$105,085
Touchstone Aggressive ETF Fund	$30,951	$34,307	$33,348
Touchstone Enhanced ETF Fund	$22,694	$26,280	$30,388

The Sub-Advisors.  The Advisor has retained one or more sub-advisors to serve as the discretionary portfolio manager of each Fund.  The sub-advisor (for all Funds except the ETF Funds) selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board and the Advisor.  The sub-advisor for the ETF Funds makes the daily operational and management decisions for the ETF Funds and is responsible for determining the asset allocation model for the investments held by an ETF Fund according to its investment goals and strategies.

For their respective services, the sub-advisors receive a fee from the Advisor that is paid monthly at an annual rate

The Advisor paid to the sub-advisors the following amounts for each Fund during the fiscal years ended December 31, 2012, 2011 and 2010:

Sub-Advisory Fees	2012	2011	2010
Touchstone Baron Small Cap Growth Fund	$152,162	$178,141	$167,863
Touchstone Core Bond Fund	$161,035	$141,377	$120,273
Touchstone Money Market Fund	$20,504	$19,462	$27,502
Touchstone High Yield Fund	$90,640	$89,698	$96,090
Touchstone Mid Cap Growth Fund	$98,494	$115,346	$128,725
Touchstone Third Avenue Value Fund	$162,724	$221,411	$253,629
Touchstone Large Cap Core Equity Fund	$115,677	$132,178	$172,154
Touchstone Conservative ETF Fund	$23,614	$23,233	$22,889
Touchstone Moderate ETF Fund	$44,175	$48,770	$52,294
Touchstone Aggressive ETF Fund	$15,476	$17,150	$16,680
Touchstone Enhanced ETF Fund	$11,347	$13,134	$15,187

The Advisor pays sub-advisory fees to the sub-advisor from its advisory fee.  The compensation of any officer, director or employee of the sub-advisor who is rendering services to a Fund is paid by the sub-advisor.  The Advisor’s affiliate, Integrity Life Insurance Company, has guaranteed that Todd will receive a minimum annual fee of $10,000 per Fund for its services.

Each sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of a Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The employment of a sub-advisor may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of a Fund’s outstanding voting securities, by the Advisor, or by the sub-advisor.  Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change non-affiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  Shareholders of a Fund will be notified of any changes in its sub-advisor.

Sub-Advisor Control.   Listed below is a description of the persons or entities that control the sub-advisors:

•                  BAMCO, Inc. is a wholly-owned subsidiary of Baron Capital Group, Inc., which is controlled by Ronald Baron.

•                  Westfield Capital Management Company, L.P. WMS Management LLC may be deemed to control Westfield by virtue of owning greater than 25% of Westfield.  William Muggia owns greater than 25% of WMS Management LLC.

•                  Third Avenue Management LLC is majority owned by Affiliated Managers Group, Inc.  Affiliated Managers Group, Inc. is a publicly traded company listed on the NYSE.

•                  Todd Asset Management, LLC is a majority employee owned LLC based in Louisville, KY.

•                  Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of Western & Southern Investment Holdings LLC, which is a wholly-owned subsidiary of The Western & Southern Life Insurance Company.  In December 2006, a single member holding company, Western & Southern Operating Holdings, LLC (Western & Southern Operating) was formed by The Western & Southern Life Insurance Company (Western & Southern) and Western & Southern transferred its 100% ownership interest in Fort Washington Investment Advisors, Inc. (Fort Washington) to Western & Southern Operating.  Fort Washington remains a wholly-owned subsidiary of Western & Southern as Western & Southern is the sole member of Western & Southern Operating.  The Western & Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. McGruder may be deemed to be an affiliate of Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGERS

The following charts list the Funds’ portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in their managed Fund(s) at the end of the December 31, 2012 fiscal year.  Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers’ compensation structure at the end of the December 31, 2012 fiscal year, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager, if any, as of December 31, 2012.

Touchstone Baron Small Cap Growth Fund — BAMCO, Inc.

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership In Fund
Ronald Baron	Registered Investment Companies	8	$8.0 billion	None
	Other Pooled Investment Vehicles	3	$120.1million
	Other Accounts	35	$1.1 billion

Accounts Where Advisory Fee is Based on the Account’s Performance.  One account in “Other Pooled Investment Vehicles” has an advisory fee based on the account’s performance.  This account is a “fund of funds” with assets of $58,672,462 million.

Compensation Structure.  Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus and a performance bonus based on a percentage of the management fees earned on the funds that he manages.  The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer, Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management.  Consideration is given to Mr. Baron’s reputation, the long-term performance records of the funds under his management and the profitability of the firm.

Potential Conflicts of Interest.  Conflicts of interest could arise in connection with managing the Fund along with other funds and clients of BAMCO and its affiliated investment advisor, Baron Capital Management, Inc.  Because of market conditions, client investment restrictions, Advisor imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times.  BAMCO has joint trading policies and procedures designed to ensure that no fund or client is systematically given preferential treatment over time.  The Fund’s Chief Compliance Officer monitors allocations for consistency with this policy.  Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the clients managed by BAMCO and its affiliates.

To the extent that the Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts.  In addition, differences in the investment restrictions or strategies among a fund or other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, one BAMCO account managed by the portfolio manager may provide more revenue to BAMCO.  While this may create additional conflicts of interest for the portfolio manager in allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Fund and other accounts.

BAMCO does not charge performance-based fees.  Its affiliate is the investment adviser to a fund of funds investment partnership that has a performance-based arrangement and whose wholly owned subsidiary, Baron Capital Management GP LLC, is the general partner of that partnership.  BAMCO does not believe this arrangement creates a conflict of interest because the partnership invests only in other private funds or in individual equities selected at the sole discretion of an unaffiliated sub-adviser.  As a result, BAMCO’s clients do not compete with the partnership for investment opportunities and will therefore not be disadvantaged in the trading and allocation of investment opportunities.

BAMCO believes that it has policies and procedures in place that address its potential conflicts of interest.  Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions and  allocations of orders for execution to brokers), disclosure of confidential information and employee trading.

Touchstone Mid Cap Growth Fund — Westfield Capital Management Company, L.P.

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership In Fund
William Muggia	Registered Investment Companies	11	$3 billion	None
	Other Pooled Investment Vehicles	8	$342 million
	Other Accounts	483	$10.6 million

Accounts Where Advisory Fee is Based on the Account’s Performance.  Mr. Muggia and the other members of the Investment Committee manage 23 other accounts where the advisory fee is either based partially or fully on the performance of the account.  The total assets for these accounts are approximately $1.3 billion.  Additionally, Mr. Muggia is the manager of one pooled investment vehicle (limited partnership) where the advisory fee is based partially on the performance of the account.  The total assets in this vehicle are $22 million.

Compensation Structure.  Members of the Investment Committee may be eligible to receive various components of compensation:

•                  Investment Committee members receive a base salary commensurate with industry standards.  This salary is reviewed annually during the employee’s performance assessment.

•                  Investment Committee members also receive a performance based bonus award.  This bonus award is determined and paid in December.  The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.  While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•                  Investment Committee members may be eligible to receive equity interests in the future profits of Westfield.  Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm.  The key members of Westfield’s management team who received equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield.  This compensation is in addition to the base salary and performance based bonus.  Equity interest grants typically vest over five years.

•                  Investment Committee members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia.  He has full discretion to grant such awards to any member of the Investment Committee.

Conflicts of Interest.  The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts.  This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees.  For most client accounts, investment decisions are made at the Investment Committee level.  Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.  Client specific restrictions are monitored by the Compliance team.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a sole portfolio manager who also is a member of the Investment Committee.  This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts.  Trade orders for individually managed accounts must be communicated to the Investment Committee.  Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements.  A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not.  When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure.  Our operations team performs periodic reviews of each product’s model portfolio versus each client account, where each position size is compared against the model’s weight.  Discrepancies are researched, and any exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client.  We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements.  Clients who do not allow step-out trades will typically go last.

Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution.  To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, a broker vote is conducted and reviewed on a quarterly basis.  This vote provides the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager.  Several of these firms are on our approved broker list.  Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest.  To help ensure independence in the brokerage selection process, the brokerage selection and evaluation process is managed by our Portfolio Strategist, while client relationships are managed by our Marketing/Client Service team.  Also, Westfield prohibits any member of the Marketing/Client Service team to provide input into brokerage selection. Furthermore, the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams.

Personal accounts may give rise to conflicts of interest.  Westfield’s employees will, from time to time, for their own account, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients.  Westfield has a Code of Ethics which regulates trading in personal accounts.  Personal accounts are reported to Compliance and most personal transactions are pre-approved by Compliance.  Compliance also reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of two limited partnerships, for which we also provide investment advisory services.  As such, Westfield has a financial interest in each of the partnerships.  Having a financial interest in client accounts can create a conflict between those client accounts in which we have a financial interest and those in which we do not.  To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis.  Compliance also conducts regular reviews of the limited partnership accounts against other client accounts to ensure procedures have been followed.

Touchstone Third Avenue Value Fund - Third Avenue Management LLC

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership in Fund
Ian Lapey	Registered Investment Companies	5	$ 3.3 billion	None
	Other Pooled Investment Vehicles	4	$415 million
	Other Accounts	4*	Over $1 million

Michael Lehmann	Registered Investment Companies	4	$3.2 billion	None
	Other Pooled Investment Vehicles	5	$422 million
	Other Accounts	151**	$790 million

Yang Lie	Registered Investment Companies	4	$3.2 billion	None
	Other Pooled Investment Vehicles	1	$37 million
	Other Accounts	11***	Over $1 million

Vic Cunningham	Registered Investment Companies	4	$3.2 billion	None
	Other Pooled Investment Vehicles	4	$37 million
	Other Accounts	6****	Less than $1 million

*Mr. Lapey manages these accounts in a personal capacity and receives no advisory fee for these accounts.

**Mr. Lehmann manages 12 accounts in a personal capacity and receives no advisory fee for these accounts.

***Ms. Lie manages these accounts in a personal capacity and receives no advisory fee for these accounts.

****Mr. Cunningham manages these accounts in a personal capacity and receives no advisory fee for these accounts.

Accounts Where Advisory Fee is Based on the Account’s Performance. None.

Compensation Structure.  Each portfolio manager receives a fixed base salary and a cash bonus, payable each year.  A portion of the bonus is deferred pursuant to a deferred compensation plan of Third Avenue.  The bonus is determined in the discretion of senior management of Third Avenue and is based on a qualitative analysis of several factors, including the profitability of Third Avenue and the contribution of the portfolio manager.  Portfolio managers who perform additional management functions within Third Avenue may receive additional compensation in these other capacities.

Conflicts of Interest.  Circumstances may arise under which Third Avenue determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.  Third Avenue has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

Touchstone High Yield Fund — Fort Washington Investment Advisors, Inc.

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership in Fund
Brendan White	Registered Investment Companies	2	$654 million	None
	Other Pooled Investment Vehicles	2	$580 million
	Other Accounts	31	$4.3 billion

Timothy Jossart	Registered Investment Companies	2	$654 million	None
	Other Pooled Investment Vehicles	2	$580 million
	Other Accounts	31	$4.3 billion

Touchstone Core Bond Fund - Fort Washington Investment Advisors, Inc.

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership in Fund
Timothy Policinski	Registered Investment Companies	1	$53.2 million	None
	Other Pooled Investment Vehicles	1	$297.5 million
	Other Accounts	55	$1.36 billion

Daniel Carter	Registered Investment Companies	1	$53.2 million	None
	Other Pooled Investment Vehicles	1	$297.5 million
	Other Accounts	55	$1.36 billion

Touchstone Money Market Fund — Fort Washington Investment Advisors, Inc.

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership in Fund
John Goetz	Registered Investment Companies	5	$1,063.6 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	14	$679.5 million

Jay Devine	Registered Investment Companies	4	$1,004.6 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$673.5 million

Richard Ellensohn	Registered Investment Companies	2	$298.3 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

Accounts Where Advisory Fee is Based on the Account’s Performance. None.

All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon.  Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s President and approved by the Board of Directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement that is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan.  The 401(k) company match is 50% of the first 4% of earnings saved.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund).  This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance-based accounts.  Fort Washington has adopted policies and procedures to address such conflicts.

Touchstone Large Cap Core Equity Fund — Todd Asset Management, LLC

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership in Fund
Curtiss Scott	Registered Investment Companies	4	$90.9 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

John White	Registered Investment Companies	4	$90.9 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

Touchstone Conservative ETF Fund — Todd Asset Management, LLC

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership In Fund
Curtiss Scott	Registered Investment Companies	4	$100.3 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

John White	Registered Investment Companies	4	$100.3 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

Touchstone Moderate ETF Fund — Todd Asset Management, LLC

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership In Fund
Curtiss Scott	Registered Investment Companies	4	$81.5 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

John White	Registered Investment Companies	4	$81.5 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

Touchstone Aggressive ETF Fund — Todd Asset Management, LLC

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership In Fund
Curtiss Scott	Registered Investment Companies	4	$109.9 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

John White	Registered Investment Companies	4	$109.9 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

Touchstone Enhanced ETF Fund — Todd Asset Management, LLC

Other Accounts Managed

Portfolio Manager		Number of Accounts	Total Assets In Accounts	Beneficial Ownership In Fund
Curtiss Scott	Registered Investment Companies	4	$112.9 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

John White	Registered Investment Companies	4	$112.9 million	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	84	$1.93 billion

Accounts Where Advisory Fee is Based on the Account’s Performance. None.

Compensation Structure.  Each portfolio manager is provided a fixed base salary and short-term bonus arrangement.  The specific compensation a portfolio manager receives from the short-term bonus pool is based primarily on the firm’s profitability and secondarily on how each individual contributes to the organization.  Portfolio managers are also owners of the firm and will receive equity distributions from time to time from the LLC.

Conflicts of Interest.  Todd believes the management of its accounts, including the Funds, does not present any material conflicts of interest either in the devotion of time, attention or the allocation of investment opportunities.  The Touchstone Large Cap Core Equity Fund focuses on stocks of larger capitalization.  The ETF Funds trade in securities that Todd does not use frequently in its other management styles.  Todd’s other managed accounts concentrate on larger capitalization, well traded securities.  Todd believes allocation of investment opportunities is not an issue within this universe.

PROXY VOTING PROCEDURES

Each Fund has adopted its sub-advisor’s policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund’s shareholders and those of the sub-advisor or its affiliates.  Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ended June 30 is available by August 31st of that year without charge, upon request, by calling toll-free 1-800-543-0407 and on the SEC website at www.sec.gov and on Touchstone Securities’ website at www.TouchstoneInvestments.com.  Listed below is a summary of the sub-advisors’ proxy voting procedures:

BAMCO Inc. (“BAMCO”).  It is the policy of BAMCO in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for the Fund.  To ensure consistency in voting proxies on behalf of the Fund, BAMCO utilizes proxy-voting guidelines.  These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues.

BAMCO will vote the Fund’s proxies in the best interests of the Fund and not its own.  In voting proxies, BAMCO will avoid material conflicts of interests between the interests of BAMCO and its affiliates on the one hand and the interests of the Fund on the other.  BAMCO recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) it has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders.  Notwithstanding the above categories, BAMCO understands that the determination of whether a “material conflict” exists depends on all of the facts and circumstances of the particular situation.  BAMCO acknowledges the existence of a relationship of the type discussed above is sufficient for a material conflict to exist, even in the absence of any active efforts to solicit the investment advisor with respect to a proxy vote.

Westfield Capital Management Company, L.P. (“Westfield”).  Westfield has contracted with Institutional Shareholder Services (the “vendor”) to assist in the proxy voting process, as well as to provide corporate governance research.  Westfield utilizes the vendor’s platform to manage and maintain documentation to substantiate the manner in which Westfield votes.  Westfield utilizes the ISS Proxy Voting Guidelines which are available on Westfield’s website (www.westfieldcapital.com).  Westfield will vote proxies in accordance with the written guidelines unless the security analyst covering the company believes that following the guidelines would not be in the Fund’s best interests.

If a conflict of interest should arise when voting proxies, it is reviewed by the Compliance team and if necessary, also by Westfield’s Operating and Risk Management Committee.  In such instances, Westfield will vote proxies in line with the vendor’s recommendations.

Fort Washington Investment Advisors, Inc. (“Fort Washington”).  Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisors.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•                  maintain or strengthen the shared interests of stockholders and management;

•                  increase shareholder value; and

•                  maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.  Fort Washington may delegate its responsibilities under its proxy voting procedures to a third-party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.  Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•                  If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•                  Fort Washington may engage an independent third-party to determine how the proxy should be voted; and

•                  Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

Todd Asset Management, LLC (“Todd”).  Todd will vote proxies solely in the best long-term interests of the Fund. Todd has adopted guidelines on key issues such as election of directors, stock incentive plans, expensing of options, severance agreements, takeover provisions, and social and environmental issues.  Todd employs Risk Metrics Group to help it analyze particular issues.  The following are examples of Todd’s position on specific matters.

•                  Todd will generally vote for proposals seeking to end the staggered election of directors and prefers that all directors be elected annually.

•                  Todd will generally support proposals requiring a majority of independent directors on the board.

•                  Todd prefers to see the separation of Chairman and CEO positions.

•                  Todd prefers that all incumbent directors own company stock.

•                  Todd prefers that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans, but recognizes that short-term incentive plans do have a place in providing key executives with a balanced compensation program.

•                  Todd supports proposals requiring the expensing of options.

If a conflict of interest should arise, Todd will inform its Executive Committee of the conflict and notify the shareholder why Todd’s vote may differ from the shareholder’s request.  Todd will consider a shareholder’s request but will vote only for what it believes will best advance the long-term interests of shareholders.

Third Avenue Management LLC (“TAM”).  This summary describes TAM’s policy and procedures for voting securities held in its investment advisory accounts.  If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts.  However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third-party.  In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

Policy Guidelines

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review.  The guidelines are subject to exceptions on a case-by-case basis, as discussed below.  On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients.  The most common circumstances where that may be the case involve foreign proxies and securities out on loan.  In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

Procedures

TAM’s Legal and Compliance Departments oversee the administration and processing of proxy voting.  The Compliance Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as advisor or sub-advisor and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility(1).

Sole Voting Responsibility

TAM’s General Counsel or his designee receives proxy material from TAM’s proxy agent, Broadridge, or the accounting department.  The proxies are presented to TAM’s portfolio managers and research analysts who have primary responsibility for the security in question.  The primary analyst or portfolio manager determines how the proxies will be voted applying TAM’s guidelines.

TAM’s General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions.  Any exception to policy guidelines shall be fully documented in writing.  TAM’s General Counsel instructs the Compliance Department to vote the proxies in accordance with determinations reached under the process described above.  The Compliance and Operations Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

TAM may share voting responsibility with a client who has retained the right to veto TAM’s voting decisions.  Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM’s determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM’s General Counsel.  TAM’s General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution.  When presented with an actual or potential conflict in voting a proxy, TAM’s General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third-party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

TAM shall maintain required records relating to votes cast, client requests for information and TAM’s proxy voting policies and procedures in accordance with applicable law.

(1) Advisors of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

THE DISTRIBUTOR

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds.  Touchstone Securities’ principal place of business is 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Touchstone Securities is the principal underwriter of the Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  Touchstone Securities is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis.  Touchstone Securities receives no compensation under the Distribution Agreement.

Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because of her position as a Director of the Advisor and Touchstone Securities.  Ms. McGruder by reason of such affiliation, may directly or indirectly receive benefits from any underwriting fees paid to Touchstone Securities.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually.  The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events they deem appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.

The Distributor is motivated to make the payments described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Fund with respect to those assets.

Your financial advisor may charge you additional fees or commissions other than those disclosed in this SAI.  You can ask your financial advisor about any payments it receives from the Distributor or the Fund, as well as about fees or commissions it charges.  You should consult disclosures made by your financial advisor at the time of purchase.

SHAREHOLDER SERVICING PLAN

Shareholder Servicing Plan.  The Trust has adopted a shareholder service plan with respect to each Fund under which the Advisor and other qualified financial institutions are paid up to, but not exceeding an annual fee of 0.25% for shareholder services.  The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations (“Service Providers”) who will provide one or more of the following shareholder services: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Funds may reasonably request.

CODE OF ETHICS

The Trust, the Distributor, the Advisor and the sub-advisors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund.  These Codes permit persons covered by the Codes to invest in securities for their own accounts, and may permit such persons to invest in securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  High turnover may also increase the amount of brokerage commissions.  A 100% turnover rate would occur if all of the Funds’ portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the sub-advisor believes that portfolio changes are appropriate.  A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.  The sub-advisor intends to hold securities of the Touchstone Money Market Fund to maturity and limit portfolio turnover to the extent possible.  The Touchstone High Yield Fund does not intend to purchase securities for short term trading; however, a security may be sold in anticipation of market decline, or purchased in anticipation of a market rise and later sold.  Securities in the Touchstone High Yield Fund will be purchased and sold in response to the sub-advisor’s evaluation of an issuer’s ability to meet its debt obligations in the future.  A security may be sold and another purchased, when, in the opinion of the sub-advisor, a favorable yield spread exists between specific issues or different market sectors.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board of Trustees through periodic reporting by the Funds’ Chief Compliance Officer.  The Chief Compliance Officer will report any material violations immediately to the Board and will report any immaterial violations to the Board at the next quarterly meeting.  No compensation will be received by a Fund, the Advisor, any sub-advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by a sub-advisor for a Fund (or that portion of a Fund) that it manages.

2)             A request by executive officers of the Advisor for routine oversight and management purposes.

3)             For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end.  The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 45 days after the applicable six-month semi-annual period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the Chief Compliance Officer.

5)             A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)             A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•                 The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•                 The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

•                 The Touchstone Money Market Fund is required to post on its publicly available website for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month.  The Touchstone Money Market Fund also files, on a monthly basis, more detailed portfolio holdings information with the SEC on the Form N-MFP.  The Touchstone Money Market Fund may also provide its full holdings to market data agencies, their typesetter and printer prior to public availability.

You may access the public website at www.TouchstoneInvestments.com.

8)             The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third-parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing for good reason, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of March 31, 2013, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

CMS BondEdge

Morningstar, Inc.

Employees of the Advisor and the Funds’ sub-advisors that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

The sub-advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any.  Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options.  Orders may be directed to any broker-dealer or futures commission merchant, to the extent and in the manner permitted by applicable law.  Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by the sub-advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund.  Trading does, however, involve transaction costs.  Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices.  Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The sub-advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others.  In placing orders for the purchase and sale of securities for a Fund, the sub-advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer.  The sub-advisors review, on a routine basis, commission rates, execution and settlement services performed, making internal and external comparisons.

The sub-advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of what another broker might have charged for effecting “the same transaction on account of the receipt of research, market or statistical information.  The term “research, market or statistical information” includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  A sub-advisor may use this research information in managing a Fund’s assets, as well as the assets of other clients.

The equity Funds may direct transaction to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.  Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.  In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the corresponding sub-advisor, it is the opinion of the management of the Funds that such information is only supplementary to the sub-advisor’s own research effort, since the information must still be analyzed, weighed and reviewed by the sub-advisor’s staff.  Such information may be useful to the sub-advisor in providing services to clients other than the Funds, and not all such information is used by the sub-advisor in connection with the Funds.  Conversely, such information provided to the sub-advisor by brokers and dealers through whom other clients of the sub-advisor effect securities transactions may be useful to the sub-advisor in providing services to the Funds.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective sub-advisor’s other clients.  Investment decisions for a Fund and for the sub-advisor’s other clients are made with a view to achieving their respective investment objectives.  It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security.  Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client.  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.  However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Commissions

For the fiscal year ended December 31, 2012, 2011 and 2010, the Funds paid the following in aggregate brokerage commissions on portfolio transactions:

Fund	2012	2011	2010
Touchstone Mid Cap Growth Fund	$28,117	$54,375	$49,087
Touchstone Large Cap Core Equity Fund	$24,654	$28,809	$51,222
Touchstone High Yield Fund	$26	$0	$886
Touchstone Conservative ETF Fund	$3,851	$4,842	$3,842
Touchstone Moderate ETF Fund	$5,276	$9,853	$9,623
Touchstone Aggressive ETF Fund	$3,536	$6,445	$6,494
Touchstone Enhanced ETF Fund	$8,810	$11,038	$18,576
Touchstone Baron Small Cap Growth Fund	$8,456	$9,438	$8,229
Touchstone Third Avenue Value Fund	$24,186	$9,122	$33,981
Touchstone Core Bond Fund	$0	$0	$0
Touchstone Money Market Fund	$0	$0	$0

During the fiscal year ended December 31, 2012, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
Touchstone Mid Cap Growth Fund	$9,311,770	$7,485
Touchstone Third Avenue Value Fund	$12,904,243	$21,230
Touchstone Aggressive ETF Fund	$4,666,675	$1,783
Touchstone Conservative ETF Fund	$5,701,551	$1,911
Touchstone Enhanced ETF Fund	$7,154,445	$2,839
Touchstone Moderate ETF Fund	$6,992,804	$2,510
Touchstone Large Cap Core Equity Fund	$20,092,805	$16,796
Touchstone Baron Small Cap Growth Fund	$7,149,130	$7,330

M.J. Whitman LLC and M.J. Whitman OTC may be deemed to be affiliates of the Touchstone Third Avenue Value Fund because they are affiliates of Third Avenue Management LLC, the sub-advisor for the Fund.  SG Cowen Securities Corporation may be deemed to be an affiliate of the Touchstone Mid Cap Growth Fund because it is an affiliate of TCW, a former sub-advisor for the Fund.  Listed below is information about the brokerage commissions paid to these affiliated brokers during the stated fiscal years.

December 31, 2011 Fiscal Year

Broker	Fund	Amount of Commission	Percentage of Aggregate Commissions Paid	Percentage of Aggregate Transactions Effected
M.J. Whitman	Touchstone Third Avenue Value Fund	$530	6%	6%
S.G. Cowen	Touchstone Mid Cap Growth Fund	$50	0.09%	0.10%

December 31, 2010 Fiscal Year

Broker	Fund	Amount of Commission	Percentage of Aggregate Commissions Paid	Percentage of Aggregate Transactions Effected
M.J. Whitman	Touchstone Third Avenue Value Fund	$8,902	26%	25%

December 31, 2009 Fiscal Year

Broker	Fund	Amount of Commission	Percentage of Aggregate Commissions Paid	Percentage of Aggregate Transactions Effected
M.J. Whitman	Touchstone Third Avenue Value Fund	$35,137	65%	68%
S.G. Cowen	Touchstone Mid Cap Growth Fund	$85	0.12%	0.11%

During the fiscal year ended December 31, 2012, the Funds acquired securities of the Trust’s regular broker-dealers as follows:

Fund	Broker-Dealer	Security Type	Market Value at 12-31-12
Touchstone Money Market Fund	Credit Suisse First Boston	Bond	$406,589
	Bank of New York	Bond	$232,040
Touchstone Core Bond Fund	Bank of America	Bond	$228,330
	Citigroup, Inc.	Bond	$171,752
	Goldman Sachs	Bond	$220,195
	HSBC Bank	Bond	$178,073
	JPMorgan Chase & Co	Bond	$183,501
	Morgan Stanley	Bond	$156,333
	Bank of America/Merrill Lynch	Mortgage-Backed	$2,368,677
	Citigroup, Inc.	Mortgage-Backed	$1,820,051
	Goldman Sachs	Mortgage-Backed	$279,461
	JPMorgan Chase & Co	Mortgage-Backed	$412,769
	Lehman Brothers/UBS	Mortgage-Backed	$390,344
	Morgan Stanley	Mortgage-Backed	$938,320
	Wachovia	Mortgage-Backed	$856,139
	Deutsche Bank	Mortgage Obligations	$585,393
	Citigroup, Inc.	Equity	$199,001
Touchstone Large Cap Core Equity Fund	Bank of America	Equity	$365,748
	Citigroup, Inc.	Equity	$352,480
	JPMorgan Chase & Co.	Equity	$522,364
	Wells Fargo & Co.	Equity	$652,496
Touchstone Third Avenue Value Fund	Bank of New York	Equity	$2,101,181

PURCHASE, REDEMPTION AND PRICING OF SHARES

Offering Price

Shares of the Funds are offered at net asset value (“NAV”) as defined in the prospectus.

Valuation of Securities

The share price, (“NAV”) of the Funds’ shares is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time), on each day the Trust is open for business.  The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Trust may also be open for business on other days in which there is sufficient trading in any Fund’s portfolio securities that its net asset value might be materially affected.  For a description of the methods used to determine the Funds’ share price, see “Pricing of Fund Shares” in the prospectus.

Pursuant to Rule 2a-7 of the 1940 Act, the Touchstone Money Market Fund values its portfolio securities on an amortized cost basis.  The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of the Touchstone Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio.  The Board has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Touchstone Money Market Fund.

Pursuant to Rule 2a-7, the Touchstone Money Market Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, purchases only securities having remaining maturities of 397 days or less and invests only in United States dollar-denominated securities determined by the Board to be of high quality and to present minimal credit risks.  If a security ceases to be an eligible security, or if the Board believes such security no longer presents minimal credit risks, the

Fund will dispose of the security as soon as possible unless the Trustees promptly find that disposal of the security would not be in the best interests of a Fund and its shareholders (taking into account, among other factors, market conditions that could affect the orderly disposition of the security).

The maturity of U.S. government obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Touchstone Money Market Fund as computed for the purpose of sales and redemptions at $1 per share.  The procedures include a review of the Fund’s portfolio holdings by the Board to determine whether the Funds’ NAV calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders.  In the event the Board determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations.  The Board may also elect to suspend redemptions if (i) the Trustees, including a majority of the Independent Trustees, determine the deviation between amortized cost/share and market-based NAV may result in a material dilution or other unfair results; (ii) the Trustees, including a majority of the independent Trustees, irrevocably approved the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, notifies the SEC of the decision to liquidate and suspend redemptions.  The Board has also established procedures designed to ensure that the Touchstone Money Market Fund complies with the quality requirements of Rule 2a-7.

While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Touchstone Money Market Fund would receive if it sold the instrument.  During periods of declining interest rates, the daily yield on shares of the Money Market Fund may tend to be higher than a like computation made by the fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.  Thus, if the use of amortized cost by the Touchstone Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income.  The converse would apply in a period of rising interest rates.

Portfolio securities held by the Touchstone Core Bond Fund or Touchstone High Yield Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by and under the general supervision of the Board.

The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.  The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading.  The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Funds’ NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that Fund.

The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security.  The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market.  Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued.  Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market.  Debt securities are valued by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities.  Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board.  Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

The accounting records of the Funds are maintained in U.S. dollars.  The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period.  Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions.  Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

Redemption in-Kind

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Funds’ net asset value (a redemption in-kind).  If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash.  The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Purchase in-Kind

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Funds’ investment objectives and is otherwise acceptable to the sub-advisor.

TAXATION OF THE FUNDS

This is for general information only and not tax advice.  For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund or Funds selected as an investment option.  Holders of variable contracts are urged and advised to consult their own tax advisors for information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds.  This discussion does not address the U.S. federal income tax consequences that might be relevant to holders of variable contracts that invest in a Fund.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

GENERAL.  For federal tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the IRC.  By qualifying as a RIC, a Fund will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY.  Qualification as a RIC under the IRC requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest).  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement.  Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the

IRC.  In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where a Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

EXCISE TAX.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  The Excise Tax does not apply to a RIC whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund.  The Trust intends that each Fund will either qualify for this exception or will make sufficient distributions each year to avoid imposition of the Excise Tax.

CAPITAL LOSS CARRYFORWARDS.  For losses arising from tax years beginning before December 22, 2010 a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such Funds’ capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Funds’ next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Funds’ net taxable year.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

TAX TREATMENT OF SHAREHOLDERS.  Each insurance company separate account (a “Separate Account”) that invests in the Funds must meet certain diversification requirements under Section 817(h) of the IRC in order for the associated contracts to be treated as “annuities” or “life insurance contracts” under the IRC.  If a Separate Account is not sufficiently diversified and the contracts are not treated as annuities or life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from the Funds to that Separate Account, and on all sales, exchanges or redemptions of the Funds’ shares by that Separate Account.

If all of the beneficial interests in a Fund are held by one or more Separate Accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of such Fund, rather than treating the interest in the Fund as a separate investment of each Separate Account investing in the Fund.  Beneficial interests in the Funds are currently being offered only to Separate Accounts and other qualifying holders.

Each Fund intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any Separate Account invested wholly in a Fund would also satisfy such diversification requirements.  In particular, the Funds will diversify their investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment.  However, in the case of U.S. government securities, each government agency or instrumentality will be considered to be a separate issuer.  The undertaking by the Trust to ensure that the Funds meet such diversification requirements may limit the ability of the Funds to make certain otherwise permitted investments.  If a Fund should fail to comply with the diversification requirements, should fail to ensure that its shares are held only by the types of investors described above, or should fail to qualify as a RIC under the IRC, it is possible that Separate Accounts invested in the Fund would not be treated as adequately diversified and that contracts invested in those Separate Accounts would not be treated as annuity or life insurance contracts under the IRC.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Funds’ governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Funds’ taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciate financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Funds’ risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

TAX CREDIT BONDS.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC.  If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Funds’ economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, unless the exception described above applies, even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Funds’ adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a

Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.

DISTRIBUTIONS.  Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually.  Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund’s distributions.  The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Funds’ shares, may be affected.  Each Fund’s distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets).  Each Fund’s distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

BACKUP WITHHOLDING.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

TAX SHELTER REPORTING REGULATIONS.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

TAXATION OF VARIABLE CONTRACTS.  For a discussion of the tax consequences of variable contracts, please refer to your insurance company’s Separate Account prospectus.

Variable contracts purchased through insurance company Separate Accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner.  Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59½.  Only the portion of a distribution attributable to income is subject to federal income tax.

Investors are urged and advise to consult with their own tax advisors for a more complete discussion of possible tax consequences in a particular situation.

Section 817(h) of the IRC provides that the investments of a Separate Account underlying a variable insurance contract (or the investments of a RIC, the shares of which are owned by the variable Separate Account) must be “adequately diversified” in order for the contract to be treated as an annuity or life insurance for tax purposes.  The U.S. Department of the Treasury has issued regulations prescribing these diversification requirements.  Each Fund intends to comply with these requirements.  If a Fund failed to satisfy these requirements, a variable annuity or life insurance contract supported by an insurance company Separate Account invested in the Fund may not be treated as an annuity or life insurance for tax purposes and may no longer be eligible for tax deferral.

Variable Separate Account holders are urged and advised to consult their own tax advisor with respect to the federal, state, local, foreign and other tax consequences of an investment in a variable separate account.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 1, 2013 the following shareholders owned of record or (to the knowledge of the Trust) beneficially over 5% of the outstanding shares of a Fund.  The address of each shareholder is 400 Broadway, Cincinnati, OH 45202 (except as indicated).

Fund	Shareholder	% Owned
Aggressive ETF Fund	National Integrity Life Insurance Co.	37.54%

	Integrity Life Insurance Company	62.22%

Baron Small Cap Growth Fund	National Integrity Life Insurance Co.	47.63%

	Integrity Life Insurance Company	45.80%

Conservative ETF Fund	Integrity Life Insurance Company	50.38%

	National Integrity Life Insurance Co.	49.58%

Core Bond Fund	Western & Southern Life Insurance	56.21%

	Integrity Life Insurance Company	27.11%

	National Integrity Life Insurance Co.	7.39%

	Columbus Life Insurance Company	5.31%

Large Cap Core Equity Fund	Integrity Life Insurance Company	59.68%

	Columbus Life Insurance Company	16.91%

	Western-Southern Life Assurance Company	12.13%

	National Integrity Life Insurance Co.	11.15%

Enhanced ETF Fund	Integrity Life Insurance Company	57.21%

	National Integrity Life Insurance Co.	42.46%

High Yield Fund	Integrity Life Insurance Company	65.21%

	National Integrity Life Insurance Co.	15.17%

	Western-Southern Life Assurance Company	10.53%

	Columbus Life Insurance Company	9.01%

Mid Cap Growth Fund	Integrity Life Insurance Company	38.21%

	Western-Southern Life Assurance Company	26.65%

	National Integrity Life Insurance Co.	17.99%

	Great West Life & Annuity Ins Co. FBO Schwab Annuities 8515 E Orchard Rd Greenwood Village, CO 80111	8.52%

	Columbus Life Insurance Company	6.61%

Moderate ETF Fund	Integrity Life Insurance Company	48.60%

	National Integrity Life Insurance Co.	42.79%

	Western-Southern Life Assurance Company	7.58%

Money Market Fund	Integrity Life Insurance Company	49.39%

	National Integrity Life Insurance Co.	40.23%

	Western-Southern Life Assurance Company	8.01%

Third Avenue Value Fund	Integrity Life Insurance Company	54.57%

	National Integrity Life Insurance Co.	37.83%

As of April 1, 2013, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, provides custodial services for the Trust.  BBH holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, OH 45202 has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2013.  Ernst & Young LLP will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

LEGAL COUNSEL

Pepper Hamilton LLP, located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, PA, 19103, serves as counsel to the Trust.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from each Fund, plus out-of-pocket expenses.  The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions, and distributing communications to shareholders.

Sub-Administrative Agent.  Since November 5, 2011, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581, has provided sub-administration and accounting services to the Trust.  For providing these services, Touchstone Advisors pays BNY Mellon an annual fee out of its administration fee.  Prior to that date JPMorgan provided these services.

Set forth below are the sub-administration fees paid by the Advisor to JP Morgan during the fiscal years stated:

Sub-Administration Fees	2012	2011*	2010**
Touchstone Mid Cap Growth Fund	$15,084	$40,035	$62,500
Touchstone Large Cap Core Equity Fund	$18,809	$40,640	$62,500
Touchstone High Yield Fund	$17,336	$40,328	$62,500
Touchstone Core Bond Fund	$23,696	$41,869	$62,500
Touchstone Money Market Fund	$26,634	$42,739	$62,500
Touchstone Conservative ETF Fund	$15,550	$40,159	$62,500
Touchstone Moderate ETF Fund	$21,139	$41,316	$62,500
Touchstone Aggressive ETF Fund	$13,371	$39,864	$62,500
Touchstone Enhanced ETF Fund	$12,234	$39,538	$62,500
Touchstone Baron Small Cap Growth Fund	$14,315	$39,963	$62,500
Touchstone Third Avenue Value Fund	$17,988	$40,696	$62,500

*The fees include amounts paid to JPMorgan.

**All fees were paid to JPMorgan.

Financial Statements

The Funds’ annual financial statements for the fiscal year ended December 31, 2012, including the notes to and the report of Ernst & Young LLP on the financial statements, are included in the Trust’s annual report and are incorporated by reference into this SAI.  No other parts of the annual report are incorporated by reference. You may obtain, free of charge, the annual report by writing the Trust at P.O. Box 9878, Providence, RI 02940; by calling the Trust at 1-800-543-0407; or by downloading a copy at www.TouchstoneInvestments.com.  You may also obtain future annual and semi-annual reports, as well as other information about the Touchstone Investment Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund.  In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — High short-term default risk.  This designation indicates that default is a real possibility.

“RD” — Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Or, the default of a specific short-term obligation.

“D” — Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•                  The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk.  The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•                  Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation; and

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs).  IDRs opine on an entity’s relative vulnerability to default on financial obligations.  The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity.  As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.  For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default.  “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.  This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•         The ratings do not predict a specific percentage of default likelihood over any given time period.

•         The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•         The ratings do not opine on the liquidity of the issuer’s securities or stock.

•         The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•         The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•         The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk.  The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•                  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

TSF-1006-TVST-SAI-1304

PART C. OTHER INFORMATION

ITEM 28.  EXHIBITS:

(a)(1)

Amended and Restated Declaration of Trust is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(a)(2)

Amendment to the Declaration of Trust dated April 18, 2005 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 2, 2005.

(a)(3)

Amendment to the Declaration of Trust dated November 28, 2005 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2006.

(a)(4)

Amendment to the Declaration of Trust dated April 19, 2006 is herein incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(a)(5)

Amendment to the Declaration of Trust dated August 15, 2006 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(a)(6)

Amendment to the Declaration of Trust dated September 17, 2007 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(a)(7)

Amendment to the Declaration of Trust dated May 1, 2008 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(b)

Amended and Restated By-Laws of the Trust dated November 21, 2002 are herein incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on January 31, 2003.

(c)	Not applicable.

(d)(1)

Amended and Restated Investment Advisory Agreement between Touchstone Variable Series Trust (the “Trust”) and Touchstone Advisors, Inc. (the “Advisor”) dated January 1, 1999 is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on February 12, 1999.

(d)(2)

Sub-Advisory Agreement dated January 1, 1999, as amended December 31, 2002, between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Core Bond Fund (f/k/a the Touchstone Bond Fund), is filed herewith.

(d)(3)

Sub-Advisory Agreement dated May 15, 2008 between the Advisor and Westfield Capital Management Company, L.P. with respect to the Touchstone Mid Cap Growth Fund is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

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(d)(4)

Addendum to Sub-Advisory Agreement dated March 1, 2011 between the Advisor and Westfield Capital Management Company, L.P. with respect to the Touchstone Mid Cap Growth Fund is herein incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(d)(5)	Sub-Advisory Agreement dated May 1, 2002 between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone High Yield Fund is filed herewith.

(d)(6)

Amendment to the Amended and Restated Investment Advisory Agreement between the Advisor and the Trust dated May 1, 1999 with respect to the Touchstone High Yield Fund, Touchstone Small Cap Value Fund and Touchstone Enhanced 30 Fund is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 1999.

(d)(7)

Amendment to the Amended and Restated Investment Advisory Agreement adding the Touchstone Growth/Value Fund, Touchstone Equity Fund and Touchstone Money Market Fund is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2007.

(d)(8)

Sub-Advisory Agreement between the Advisor and BAMCO, Inc. with respect to the Touchstone Baron Small Cap Growth Fund (f/k/a the Touchstone Baron Small Cap Fund) is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(d)(9)

Sub-Advisory Agreement between the Advisor and Third Avenue Management LLC with respect to the Touchstone Third Avenue Value Fund is herein incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(d)(10)

Amendment to the Advisory Agreement between the Advisor and the Trust dated December 31, 2002, is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on January 31, 2003.

(d)(11)

Amendment to the Advisory Agreement between the Advisor and the Trust with respect to the Touchstone Baron Small Cap Fund and Touchstone Money Market Fund is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on January 31, 2003.

(d)(12)

Amendment to the Advisory Agreement between the Advisor and the Trust dated July 19, 2004 with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Aggressive ETF Fund and Touchstone Enhanced ETF Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on March 2, 2005.

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(d)(13)

Sub-Advisory Agreement between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Money Market Fund is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(d)(14)

Amendment to the Sub-Advisory Agreement between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Money Market Fund dated March 1, 2010 is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2010.

(d)(15)

Amendment to the Advisory Agreement between the Advisor and the Trust dated April 25, 2008 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(d)(16)	Sub-Advisory Agreement between the Advisor and Todd Asset Management LLC dated March 1, 2013 with respect to the Touchstone Large Cap Core Equity Fund is filed herewith.

(d)(17)

Sub-Advisory Agreement between the Advisor and Todd Asset Management LLC dated March 1, 2013 with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Enhanced ETF Fund and Touchstone Aggressive ETF Fund is filed herewith.

(d)(18)

Amendment to the Investment Advisory Agreement between the Advisor and the Trust dated March 1, 2011 is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(e)

Distribution Agreement between the Trust and Touchstone Securities, Inc. (the “Distributor”) is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(f)

Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2010.

(g)(1)

Custodian Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Trust dated February 25, 2008 is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2008.

(h)(1)

Allocation Agreement for allocation of Fidelity Bond coverage dated April 1, 2011 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(h)(2)

Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. dated November 5, 2011 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(h)(3)

Amendment to the Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. dated April 16, 2012 is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(h)(4)	Amendment to Exhibit A to the Sub-Administration and Accounting Services Agreement dated September 6, 2012 is filed herewith.

(h)(5)	Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated December 5, 2011 is herein incorporated by reference to

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Exhibit (h)(4) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(h)(6)

Amendment to the Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated April 16, 2012 is herein incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(h)(7)	Amendment to Schedule B to the Transfer Agency and Shareholder Services Agreement dated September 6, 2012 with BNY Mellon is filed herewith.

(h)(8)

State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(h)(9)

Amendment to the State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated April 16, 2012 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(h)(10)	Amendment to Schedule A to the State Filing Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated September 6, 2012 is filed herewith.

(h)(11)

Administration Agreement dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2007.

(h)(12)	Form of Amended and Restated Schedule A dated April 29, 2013 to the Expense Limitation Agreement dated April 29, 2012 is filed herewith.

(h)(13)

Shareholder Services Plan with respect to the Initial Class shares is herein incorporated by reference to Exhibit (13)(l) of Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 033-149479), filed with the SEC on February 29, 2008.

(i)

Legal Opinion is herein incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2008.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l)

Investment Letter of Initial Shareholders dated November 10, 1994 is herein incorporated by reference to Exhibit (13) of Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on July 30, 1998.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for Touchstone Advisors, Inc., Touchstone Variable Series Trust and Touchstone Securities, Inc. is filed herewith.

(p)(2)	Code of Ethics for Todd Asset Management LLC is filed herewith.

(p)(3)	Code of Ethics for Westfield Capital Management Company, L.P. is filed herewith.

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(p)(4)

Code of Ethics for Fort Washington Investment Advisors, Inc. dated April 1, 2009 is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2010.

(p)(5)

Code of Ethics for BAMCO, Inc. dated October 12, 2005 is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2006.

(p)(6)

Code of Ethics of Third Avenue Management LLC dated June 5, 2008 is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(q)	Powers of Attorney are filed herewith.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

Inapplicable.

ITEM 30.  INDEMNIFICATION.

Under Article V, Section 5.3 of the Trust’s Declaration of Trust, (a) subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities. (b) No indemnification shall be provided hereunder to a Trustee or officer: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel. (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable. (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person.  Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law. (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either: (I) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.  As used in this Section 5.3 a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.  As used in this Section 5.3, the term “independent legal counsel” means an attorney who is independent in all respects from the Trust and from the person or persons who seek indemnification hereunder and in any event means an attorney who has not been retained by or

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performed services for the Trust or any person to be so indemnified within the five years prior to the Initial request for indemnification pursuant hereto.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR AND SUB-ADVISORS

A.  TOUCHSTONE ADVISORS, INC. (the “Advisor”) is a registered investment advisor that provides investment advisory services to the Touchstone Fund Complex.

The following list sets forth the business and other connections of the directors and executive officers of the Advisor.  Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, OH 45202.  *The address is 400 Broadway, Cincinnati, OH 45202.

(1)  Jill T. McGruder — CEO and Director Touchstone Advisors, Inc.

(a)  President and Chief Executive Officer - IFS Financial Services, Inc.

(b)  President and Chief Executive Officer - Integrity Life Insurance Co.

(c)  President and Chief Executive Officer - National Integrity Life Insurance Co.

(d)  President - Touchstone Fund Complex

(e)  Senior Vice President - Western & Southern Financial Group*

(f)  Senior Vice President - W&S Brokerage Services, Inc.*

(g)  Director — Western & Southern Financial Group*, Capital Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue Cincinnati, OH 45238)

(2)  Donald J. Wuebbling — Director - Touchstone Advisors, Inc.

(a)  Director - AM Concepts, Inc.*, Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC*, Capital Analysts Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc.*, Eagle Realty Group, LLC*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Insurance Company*, IIS Broadway*

(3)  Richard K. Taulbee - Vice President - Touchstone Advisors, Inc.

(a)  Vice President - Capital Analysts, Inc., Eagle Realty Group, LLC*, Eagle Realty Investments*, IFS Financial Services, Inc., IIS Broadway Corporation*, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Life Insurance Company*, Touchstone Securities, Inc., WestAd, Inc.*, W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, Western & Southern Agency Service, Inc.*, IFS Agency Services, Inc.*

(4)  James J. Vance - Vice President and Treasurer - Touchstone Advisors, Inc.

(a)  Vice President and Treasurer - Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*, AM Concepts, Inc.*

(b)  Treasurer - W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC, Insurance Profillment Solutions*, Tristate Ventures, LLC*

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(5)  Terrie A. Wiedenheft — Chief Financial Officer - Touchstone Advisors, Inc.

(a)  Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.*, IFS Financial Services and Touchstone Securities, Inc.

(b)  Senior Vice President Fort Washington Investment Advisors, Inc.

(c)  Treasurer and Controller - Touchstone Fund Complex

(6)  James N. Clark — Director - Touchstone Advisors, Inc.

(a)  Vice President, Director and Secretary - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company*

(b) Director and Secretary - WestAd, Inc.*

(c) Director - Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, IFS Agency Services, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Capital Analysts, Inc., AM Concepts*, IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*, Western & Southern Agency Services, Inc.

(7)  Rhonda S. Malone-Secretary - Touchstone Advisors, Inc.

(a) Secretary - Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Agency Services Inc.

(b) Associate Counsel — Securities - Western & Southern Financial Group, Inc.*

(8)  Steven M. Graziano — President - Touchstone Advisors, Inc.

(a)  Vice President - Touchstone Fund Complex

(b)  President — Touchstone Securities, Inc.

(9)  Michael Moser - Chief Compliance Officer - Touchstone Advisors, Inc.

(a)         Chief Compliance Officer — Touchstone Fund Complex

(10)  Timothy D. Paulin — Senior Vice President, Investment Research and Product Management — Touchstone Advisors, Inc.

(a)  Vice President - Touchstone Fund Complex

B.   FORT WASHINGTON INVESTMENT ADVISORS, INC. (“Fort Washington”) is a registered investment advisor that provides sub-advisory services to the Touchstone Core Bond Fund, Touchstone High Yield Fund and Touchstone Money Market Fund.  The address of Fort Washington is 303 Broadway, 12th Floor, Cincinnati, OH 45202.  The following list sets forth the business and other connections of the directors and executive officers of Fort Washington.

(1)         Maribeth S. Rahe, President and Chief Executive Officer and Director

(a)         Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Nominating/Governance and Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club

(b)         President of Tristate Ventures, LLC*

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(c)          Director, Eagle Realty Group

(d)         President and CEO, Peppertree Partners, LLC

(2)         Nicholas P. Sargen, Chief Investment Officer and Director

(a)         Senior Vice President and Chief Investment Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(b)         Chief Investment Officer of Tristate Ventures, LLC*

(c)          Board of Trustees and Treasurer, Good Samaritan Hospital Foundation

(d)         Chairman, Xavier Department of Finance Advisory Board

(e)          Chief Investment Officer, Peppertree Partners, LLC

(3)         John F. Barrett, Chairman and Director

(a)         Chairman of Board and CEO, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(b)         Trustee, Touchstone Variable Series Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust

(c)          Director and Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company

(d)         Director, Eagle Realty Group, Eagle Realty Investments, Lafayette Life Insurance Company

(e)          Director, Chairman and CEO, WestAd, Inc.

(f)           President and Trustee, Western and Southern Financial Fund

(g)          Board Member, Convergys Corp, Cintas Corporation

(4)         Brendan M. White, Managing Director and Sr. Portfolio Manager

(5)         James A. Markley, Managing Director

(a)         Trustee and Board Member, Corbett Foundation

(6)         Roger M. Lanham, Managing Director

(7)         John J. O’Connor, Managing Director

(a)         Board of Directors, Friars Club Foundation, SC Ministry Foundation

(b)         Investment Committee, Province of St. John the Baptist

(8)         Timothy J. Policinksi, Managing Director and Sr. Portfolio Manager

(9)         Michele Hawkins, Chief Compliance Officer and Managing Director

(a)         Advisory Board Member, Xavier University Cintas Institute for Business Ethics and Social Responsibility

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(b)         Chief Compliance Officer, Peppertree Partners, LLC

(10)  Margaret C. Bell, Managing Director

(11)  Robert L. Walker, Director

(a)         Director, Eagle Realty Group, Integrity Life Insurance Company, National Integrity Life Insurance Company, Lafayette Life Insurance Company, Columbus Life Insurance Company

(b)         Board Member, Computer Services, Inc., Tri-Health

(c)          Chief Financial Officer, Western & Southern Life Insurance Company

(d)         Board of Trustees, Bethesda, Inc.

(12)  Richard R. Jandrain, III, Managing Director and Sr. Portfolio Manager

(13)  Terrie A. Wiedenheft, Sr., Vice President and Chief Financial Officer — See biography above

(14)  James J. Vance, Vice President and Treasurer — See biography above

(15)  Stephen A. Baker, Managing Director of Private Equity

(a)         Board of Trustees, Walnut Hills High School Alumni Foundation, Greater Cincinnati Rowing Foundation, Fortis Security Products, LLC, CH Mack, Inc.

(b)         Manager, Peppertree Partners, LLC

(16)  John P. Bessone, Vice President

(a)         Board Member, Lumidign, Inc., Earthstone International

(17)  Paul D. Cohn, Managing Director of Private Equity

(18)  Rance G. Duke, Vice President and Sr. Portfolio Manager

(a)         Board Member, Spring Grove Cemetery, Bethesda Foundation, Bethesda, Inc., YMCA of Greater Cincinnati

(b)         Member, United Way, Red Cross Partnership Committee

(19)  Thomas L. Finn, Vice President and Sr. Portfolio Manager

(a)         Board Member, Cincinnati Foundation for the Aged, Beechwood Foundation.

(b)         Investment Committee, YMCA

(20)  Mark A. Frietch, Managing Director of Investment Operations, Relationship Management and Marketing

(21)  John J. Goetz, Vice President and Sr. Portfolio Manager

(a)         Investment Company Institute — MM Funds Advisory Committee

(22)  Daniel J. Kapusta, Vice President and Sr. Portfolio Manager

(23)  Bihag N. Patel, Vice President and Sr. Portfolio Manager

(24)  David K. Robinson, Vice President and Sr. Portfolio Manager

(25)  Charles A. Ulbricht, Vice President and Sr. Portfolio Manager

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(a)         AVP Investments, Lafayette Life Foundation

(26)  Scott D. Weston, Vice President and Sr. Portfolio Manager

(a)         Financial Advisory Board and Foundation Board Member, Mariemont School District

(27)  Martin W. Flesher, Vice President

(28)  Jeffrey D.  Meek, Vice President and Senior Financial Officer

(a)         Treasurer, Peppertree Partners, LLC

(29)  Jonathan D. Niemeyer, Sr. Vice President and General Counsel

(a)         Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation

(b)         Sr. Vice President and General Counsel, Columbus Life Insurance Company

(c)          Assistant Secretary, Peppertree Partners, LLC

(30)  James E. Wilhelm, Vice President and Sr. Portfolio Manager

(a)         Board Member, Xavier Student Investment Fund

(31)  Donald J.  Wuebbling, Director

(a)         Secretary and Counsel, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Co.

(b)         Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Systems, Inc., IFS Holdings, Inc., Integrity Life Insurance Company, W&S Brokerage Services, Inc.

(c)          Vice President and Counsel, Columbus Life Insurance Company

(d)         Secretary and Director, Eagle Realty Group, IFS Financial Services

(32)  William G. Creviston, Vice President and Sr. Portfolio Manager

(33)  Douglas E. Kelsey, Vice President and Sr. Portfolio Manager

(34)  Jeremiah R. Moore, Vice President

(35)  Barry D. Pavlo, Vice President

(36)  William T. Sena, Jr., Vice President and Sr. Portfolio Manager

(37)  P. Gregory Williams, Vice President

(38)  Eric J. Walzer, Vice President of Investment Operations

(39)  William T. Sena, Sr., Managing Director

(40)  Brent A. Miller, Portfolio Manager

(41)  Joseph B. Michael, Managing Director of Private Equity

(a)         Vice President, Peppertree Partners, LLC

(42)  Timothy J. Jossart, Assistant Vice President and Assistant Portfolio Manager

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(43)  Alexander S. Fischer, Vice President

(44)  Richard A. Ellensohn, Portfolio Manager

(45)  Jay M. Raffle-Devine, Sr. Portfolio Manager

(a)         Investment Company Institute — MM Funds Advisory Committee

(46)  Daniel J. Carter, Assistant Vice President and Portfolio Manager

(47)  S. Zulfi Ali, Vice President and Sr. Portfolio Manager

C. BAMCO, INC. (“BAMCO”) is a registered investment advisor providing advisory services to the Touchstone Baron Small Cap Growth Fund. The address of BAMCO is 767 Fifth Avenue, New York, NY 10153. The following are the directors and executive officers of BAMCO.

(1)	Ronald S. Baron - Chairman, CEO and CIO
(2)	Clifford Greenberg - Director and Senior Vice President
(3)	Linda Martinson - Director, President and Chief Operating Officer
(4)	Susan Robbins - Director and Vice President
(5)	Patrick M. Patalino - Vice President, Secretary and General Counsel
(6)	Peggy Wong - Chief Financial Officer and Treasurer
(7)	Christopher Dodds - Director
(8)	Anita Nagler — Director
(9)	Gretta J. Heaney — Vice President and Chief Compliance Officer
(10)	Andrew Peck — Senior Vice President
(11)	Lawrence Cohn — Vice President and Chief Information Officer

D. WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P. (“Westfield”) is a registered investment advisor providing sub-advisory services to the Touchstone Mid Cap Growth Fund.  The address of Westfield is One Financial Center, Boston, MA 02111.

Westfield is 100% employee owned.  Strategic business decisions are managed and controlled by an executive management committee composed of William A. Muggia, Morton L. Fearey, II, Hamlen Thompson, Bruce Jacobs, Richard Lee, Robert Flores, Ethan Meyers and John Montgomery.  In addition to the executive management committee, Steve P. Wilner, Vice President, Kimberly A. D’Agostino, Partner, and Helen L. McAuley, Chief Compliance Officer, perform policy-making functions.

E. TODD ASSET MANAGEMENT LLC (“Todd”) is a registered investment advisor providing sub-advisory services to the Touchstone Large Cap Core Equity Fund, Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Aggressive ETF Fund and Touchstone Enhanced ETF Fund.  The address of Todd is 101 South Fifth Street, Suite 3100, Louisville, KY 40202.  The following are officers and directors of Todd:

(1)	Bosworth M. Todd - Chairman Emeritus
(2)	Robert P. Bordogna - Chairman
(3)	Curtiss M. Scott, Jr. — President, Chief Investment Officer and Director
(4)	John J. White, Senior Portfolio Manager, Director of Research and Director
(5)	John C. Holden, Senior Portfolio Manager and Director
(6)	James R. Jenkins — CCO, CFO and Director
(7)	Jennifer J. Doss — Secretary, COO

F. THIRD AVENUE MANAGEMENT LLC (“Third Avenue”) is a registered investment advisor providing sub-advisory services to the Touchstone Third Avenue Value Fund.  The address of Third Avenue is 622 Third Avenue, New York, NY 10017.  The following are executive officers and directors of Third Avenue.

(1)	David Barse - Chief Executive Officer
(2)	Martin Whitman - Founder and Portfolio Manager
(3)	David Resnick - President
(4)	W. James Hall - Secretary and General Counsel
(5)	Vincent Dugan - Chief Financial Officer and Chief Operating Officer
(6)	Joseph J. Reardon - Chief Compliance Officer

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(7)	Tom Gandolfo — Chief Risk Officer

ITEM 32.  PRINCIPAL UNDERWRITERS.

(a) Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

(b) Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, OH 45202.  *The address is 400 Broadway, Cincinnati, OH 45202

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
Steven M. Graziano	President	Vice President
Jill T. McGruder	Director	Trustee/President
James N. Clark*	Director	None
Donald J. Wuebbling*	Director	None
Patricia J. Wilson	Vice President	None
Richard K. Taulbee*	Vice President	None
James J. Vance*	Vice President and Treasurer	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Rhonda Malone*	Secretary	None

(c)  None.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12) and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

(b)   With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator.

Touchstone Advisors, Inc.

303 Broadway, Suite 1100

Cincinnati, OH 45202

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.

201 Washington Street, 34th Floor

Boston, MA 02108

(c)   With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisors:

Touchstone Advisors, Inc.

303 Broadway, Suite 1100

Cincinnati, OH 45202

Fort Washington Investment Advisors, Inc.

303 Broadway, 12th Floor

Cincinnati, OH 45202

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BAMCO, Inc.

767 Fifth Avenue, 49th Floor

New York, NY 10153

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Todd Asset Management LLC

101 South Fifth Street, Suite 3100

Louisville, KY 40202

Third Avenue Management LLC

622 Third Avenue

New York, NY 10017

ITEM 34.  MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, and State of Ohio on the 22nd day of April 2013.

TOUCHSTONE VARIALBE SERIES TRUST

By:	/s/ Jill T. McGruder
Jill T. McGruder
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

*	Trustee	April 22,2013

Phillip R. Cox

*	Trustee	April 22,2013

H. Jerome Lerner

*	Trustee	April 22,2013

John P. Zanotti

*	Trustee	April 22,2013

Donald C. Siekmann

*	Trustee	April 22,2013

Susan J. Hickenlooper

/s/Jill T. McGruder
	Trustee and President	April 22,2013
Jill T. McGruder

/s/Terrie Wiedenheft
	Controller, Treasurer and Principal Financial	April 22,2013
Terrie A. Wiedenheft	Officer

*By:	/s/Terri A. Wiedenheft
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney)

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EXHIBIT INDEX

28(d)(2)

Sub-Advisory Agreement dated January 1, 1999, as amended December 31, 2002, between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Core Bond Fund (f/k/a the Touchstone Bond Fund)

28(d)(5)	Sub-Advisory Agreement dated May 1, 2002 between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone High Yield Fund
28(d)(16)	Sub-Advisory Agreement between the Advisor and Todd Asset Management LLC dated March 1, 2013 with respect to the Touchstone Large Cap Core Equity Fund
28(d)(17)

Sub-Advisory Agreement between the Advisor and Todd Asset Management LLC dated March 1, 2013 with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Enhanced ETF Fund and Touchstone Aggressive ETF Fund

28(h)(4)	Amendment to Exhibit A to the Sub-Administration and Accounting Services Agreement
28(h)(7)	Amendment to Schedule B of the Transfer Agency Agreement
28(h)(10)	Amendment to Schedule A of the State Filing Services Agreement
28(h)(12)	Form of Expense Amended and restated Schedule A dated April 29, 2013 Limitation Agreement dated April 29, 2012
28(j)	Consent of Independent Registered Public Accounting Firm
28(p)(1)	COE Touchstone
28(p)(2)	Code of Ethics of Todd Asset Management LLC
28(p)(3)	Code of Ethics of Westfield Capital Management Company, L.P.
28(q)	Powers of Attorney

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